PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

QUALITY BOND FUND

For the six months ended June 30, 2002, the Penn Series Quality Bond Fund returned 0.77%, underperforming the Salomon Brothers B.I.G. Index return of 3.59% for the same period.

Performance suffered in the first half of the year as the Quality Bond Fund was hurt by the fraud at WorldCom and the massive de-coupling between the improving macro-economic backdrop and the increasingly risk-averse capital markets. Our positions in the WorldCom bonds particularly hurt as "A" rated bonds are simply not expected to fall to 15 cents on the dollar within several months. This fraud and the prior Enron fraud helped to create the fear that dominates the capital markets today.

This fear in the capital markets has driven all fixed income markets to be closely correlated to the daily gyrations of the stock market. Thus, treasury yields move tick for tick with the direction of the stock market. The liquidity in the corporate bond market has been sharply reduced. Corporate spreads themselves are held hostage to the stock market gyrations and a much higher default risk premium has developed for this type of fixed income security.

The combination of our long position in spread product, our specific holdings in WorldCom bonds and our short position in the interest rate duration drove our relatively poor performance. The surprise to us (beyond the fraud at WorldCom) was the degree of correlation of all the markets. The level of fear exceeded our expectations. We had assumed that the improving macro-economic backdrop would be the primary determinate for capital market pricing, instead it became merely a sideshow whilst the accounting misdeed revelations, the fraud and the fear became the primary determinate of market pricing.

Going forward we are in the midst of restructuring the portfolio. Increasing diversification while taking advantage of the fear that is lumping many stable business corporate bonds in the same category of higher risk bonds. We're finding that industries (such as utility and gas pipeline) that are having difficult times now because of past excess but have a stable business that is in demand, are being priced with very high default risk premiums. These as a group probably offer excellent opportunity. These sectors we will be over weighting but not excessively so.

Regarding duration, even though we expect the risk markets to stabilize and improve over the next 6-12 months we have decided to balance out our "improving capital markets bet" with a long duration position. This is simply in place to act as an insurance of sorts against further flight to quality. We will use the 30-year treasuries as our source of duration as the yield curve is the steepest it's been this cycle and the 30-year Treasury part of the curve would likely outperform the intermediate Treasuries in an improving capital market environment.

Independence Capital Management, Inc.
Investment Adviser

HIGH YIELD BOND FUND

The Penn Series High Yield Bond Fund returned -0.14% for the six months ended June 30 as the first quarter's gain was wiped out by the second quarter's loss. Nevertheless, performance compared very favorably with the Merrill Lynch High-Yield Bond Index, which returned -4.30% for the first half. Our relative advantage continued to reflect the portfolio's minor exposure to the problem-plagued telecom and cable sectors and our success to date in avoiding most of the credit problems that have kept the default rate high.

The fund continued to benefit from the strategy we adopted over a year ago to underweight the telecommunications industry, formerly the largest issuer of high-yield bonds, and overweight smaller, Old Economy companies. Over the course of the year, we steadily eliminated telecom holdings, starting with wireline companies, the first area to sink, and then wireless companies, which stayed afloat for a while but are now drowning in a sea of overcapacity and poor earnings. Exposure to the wireless sector was less than 2% of assets at period-end. We also sharply reduced holdings of cable companies from about 9% of assets six months ago to just over 3%. This sector has been weakened by the telecom implosion, the recent collapse of bellwether cable provider Adelphia, and the bankruptcy of European cable operator NTL Communications. We sold our Adelphia bonds soon after the off-balance sheet debt was revealed last winter, realizing about 90 cents on the dollar, and also sold our modest position in NTL bonds before their default but at a loss.

Until recent weeks, our Old Economy theme had buoyed fund performance because weakness in stocks and lower-quality bonds was concentrated in growth stocks and New Economy sectors. Although Old Economy value stocks continued to outperform during the second quarter, they, too, were negative. Their weakness spilled over to our holdings, which still suffered less than the high-yield market as a whole. Broadcasting, energy, and gaming are now some of our largest sector exposures. These industries have real assets that can be valued with reasonable accuracy, such as casinos, oil and gas reserves, and radio and TV stations.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

We continued to rely on the intensive and thorough work of our research and trading associates to find bonds at reasonable prices and attractive yields. In an economy that seems to be growing by fits and starts, and with consumer confidence wavering, we are keeping a sharp eye on risk management. The cornerstones are research, ongoing monitoring, and wide diversification across many industries and issuers.

We are not as sanguine as in recent months. While the economy has improved, the stock market's gloomy psychology has introduced more uncertainty. Former investment-grade companies like WorldCom and Tyco International have continued to weaken after entering junk bond status. International unrest and violence add a somber backdrop. Nevertheless, underlying trends continue to favor high-yield bonds as an asset class: their demand and supply fundamentals are generally favorable; they remain undervalued relative to historical valuations; their high yields (reflecting higher risk) are attractive in the low-interest rate environment; and, more important, the economy is still a positive. While we would expect high-yield bonds to hold their own or better as long as the economy keeps chugging down the track, near-term performance is probably hostage to the stock market and investor psychology.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

GROWTH EQUITY FUND

For the first six months of the year the Penn Series Growth Equity Fund returned -17.19% and is nearly three hundred and sixty basis points ahead of its benchmark, the Russell 1000 Growth Index which returned -20.78% for the same period.

A conservative position relative to information technology and telecommunication shares softened the Fund's decline and produced much of the advantage. A greater than seven hundred basis point advantage in the second quarter overcame a first quarter relative shortfall.

The characteristics of the Penn Series Growth Equity Fund demonstrate the Fund's commitment to owning shares of companies capable of generating consistent and sustainable earnings growth. Importantly, various comparative measures of valuation suggest that the Fund is paying less for comparable growth than is the case for its overall benchmark. We remain committed to a disciplined analysis and evaluation methodology of reported and forecast earnings trends for individual companies that enables us to establish and maintain a significant edge in identifying firms that can and do produce positive earnings surprises and subsequently report growth at rates that betters their historical trends.

Among the Fund's largest holdings as of June 30, 2002 were Microsoft, Ambac Financial, AmericsourceBergen, L-3 Communications, Lennar Corp., Anthem Inc., Tenet Healthcare, UnitedHealth Group and Johnson & Johnson. Significant additions to the portfolio thus far in 2002, aside from any of the above, included Autozone, Kohl's, Pulte, Procter & Gamble, Alliant Techsystems, General Dynamics, Lockheed Martin and Moodys.

It is difficult in this environment to step forward and make commitments at a time such as this one. Volatility remains an ongoing challenge to the investment markets, but based upon our analysis, the stock market provides meaningful opportunity at this time for those who can look beyond current headlines. We are actively reviewing a number of key sectors to identify investment candidates and expect to focus our efforts on increasing our exposure in the financial service, consumer cyclical, consumer staples, and health care sectors as the year and any recovery progresses. The technology sector remains fundamentally sound and capable of providing solid longer-term growth, but while over time we expect many individual stocks within this sector to advance significantly from current levels, we believe their earnings must first recover to levels consistent with their present valuations.

Independence Capital Management, Inc.
Investment Adviser

LARGE CAP VALUE FUND

For the six months ended June 30, 2002, the Penn Series Large Cap Value Fund returned -3.95%, outperforming the Russell 1000 Value Index return of -4.78% for the same period.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

The first two quarters of 2002 were painful periods for equity markets. The primary focus of investor apprehension shifted from economic health to the reliability of corporate bookkeeping and financial reporting. Despite news indicating that the U.S. economy is making a recovery, non-economic factors continued to plague the markets; the shock produced by Enron Corp. headlines in the first quarter of the year was superceded by equally shocking WorldCom Inc. headlines in the second quarter (neither stock was held in the portfolio).

Stock selections in the technology, health care and transportation sectors produced positive results for the fund. Also, maintaining a relatively low exposure to communications equipment and communications services sectors helped the fund outperform its benchmark.

Sector results are a combination of stock selection and allocation decisions. Overall, the sectors that had the most positive impact were technology, communications services, health care and transportation. The largest negative impacts came from conglomerates and utilities.

In technology, holding Motorola Inc. was positive as its stock advanced on the company's announcement that it should produce a slight profit for 2002. Overweighting the portfolio versus its benchmark in Compaq Computer Corp. aided results on the successful completion of its acquisition by Hewlett-Packard Co. Avoiding certain communications equipment companies contributed positively, as did lack of exposure to IBM, whose stock fell after announcing lower-than-forecast profits.

In health care, holding managed-care provider Anthem, Inc. continued to contribute to performance on the company's U.S. expansion. The portfolio's overweight position versus its benchmark in HCA Inc., a leading health-care services provider focused on expanding its services, was also positive. In transportation, overweighting Union Pacific Corp. added value, as its first-quarter earnings rose more than 20% on a decline in fuel costs and an increase in auto shipments. The portfolio's low relative exposure to the laggard communications services sector helped performance, particularly a lack of exposure to AT&T Corp. and Cablevision Systems Corporation.

Portfolio performance was restrained by stock selection in conglomerates -- namely the portfolio's overweight versus its benchmark in Tyco International -- and utilities, where regulatory scrutiny of energy merchants pressured the industry. The largest detractors in utilities included Dynegy Inc., El Paso Corp., and Reliant Energy.

The themes of continued economic recovery and a rebalancing economy dominate Putnam's U.S. market outlook. After the pounding that growth stocks have taken, our views on growth versus value are now neutral. In sector terms, we believe that a rebound in corporate spending will favor capital equipment, energy, and (since companies must eventually update their technology infrastructure) computer software and hardware.

As of June 30, 2002, the portfolio continues to be overweight versus its benchmark in conglomerate stocks. Financial stocks are favored, emphasizing real estate investment trusts and insurance companies while underweighting investment banking and brokerage stocks. The health-care sector is overweight, emphasizing services companies. Communications services companies are modestly preferred, notably select regional bell operating companies. In the technology sector, there are opportunities in software and computer stocks, but the portfolio remains underweight in electronics and photograph/imaging stocks. The portfolio's position in the basic materials sector has been reduced, but paper-related companies are still favored. Consumer cyclical stocks remain underweight versus the benchmark, especially auto, publishing, and broadcasting stocks, with a preference for select lodging/tourism, media, and retail stocks.

Independence Capital Management, Inc.
Investment Adviser
Putnam Investment Management, LLC
Investment Sub-Adviser

FLEXIBLY MANAGED FUND

In a declining market, the Penn Series Flexibly Managed Fund achieved a modest but positive return of 3.54% for the six months ended June 30, 2002. Results outstripped the broad market as represented by the Standard & Poor's 500 Stock Index, which returned -13.16%, and also compared favorably with the positive 3.13% return of the Merrill Lynch Corporate/Government Bond Index.

The fund's relatively strong six-month return reflected its very defensive strategy, characterized by wide asset diversification and a pronounced value orientation. This stance resulted in a substantial advantage during the first quarter, when the broad market was flat but growth stocks were weak. During the second quarter, this conservative approach provided a significant cushion as stocks plunged on a broad front, but was unable to keep performance in positive territory. Within the portfolio, every asset class: stocks, convertible bonds, and bonds outperformed its index, and all contributed to the positive six-month return. Five of our top 10 contributors ranked among our 10 largest holdings as of June 30, while none of the 10 worst contributors ranked among the top 10 holdings.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

Your assets are invested across many sectors including: equities (mostly common stocks), convertible securities, U.S. Treasury notes and other government obligations, and in cash reserves. Reflecting our value approach, holdings remained concentrated in Old Economy sectors such as consumer, energy/utilities, financial, and industrials/business services/materials.

Our purchases during the period reflected our attempt to take advantage of the widespread second-quarter sell-off as well as the continued woes of technology and telecommunications stocks. Some of the more traditional value purchases included Verizon Communications in the telecom sector; El Paso, which has reestablished itself as a gas utility and energy exploration company, and Phelps Dodge in the base metals sector. We also established new or increased positions in large pharmaceutical companies - traditional growth areas - as they were beaten down to value levels. We purchased the convertible securities of Lucent Technologies, Omnicom, and Ford Motor, which offer attractive yields and some exposure to a potential improvement in the stock market.

Sales represented a number of themes, including merger activity and profit-taking. Our largest sale, Niagara Mohawk, was an example of the former, while the elimination of a sizable position in Mitchell Energy & Development was an example of the latter. The coming months will probably see us broadening our exposure to equities both through purchases of stocks and also of convertible securities that are more stock-market sensitive than our current convertible bond holdings.

Value stocks have enjoyed an extended period of market leadership, and we see signs that some balance is returning to the market amid all the volatility. During the bull market, growth stock valuations reached extreme levels relative to value stocks. As investors fled growth stocks, especially tech and telecom, and value stocks rose, the valuation gap returned to more normal levels. Looking ahead, we would expect the kinds of securities we favor to make further progress when the investment environment improves. As for the market as a whole, its health will depend on the restoration of investor confidence and on the economy's continued recovery.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

INTERNATIONAL EQUITY FUND

At the end of June 2002, the Penn Series International Equity Fund gained 1.79% outperforming its benchmark, the MSCI EAFE Index, which declined 1.38%.

International stocks posted disappointing results in June as concerns about the pace of global economic recovery, lackluster earnings projections, and mounting corporate accounting scandals rattled investors. Developed markets erased gains earned earlier in the year while emerging markets remained modestly ahead year-to-date. Foreign markets continued to outpace the U.S. so far this year, aided by a slumping dollar.

In recent months, we have become more discriminating and find ourselves with fewer businesses that we really trust. As a result, we have reduced the holdings in our international portfolio to about 60 stocks.

The ones that have won a coveted place among our select constituency of outstanding businesses have a lot in common. They have been around for quite a while and tend to be simpler and more understandable. They have enriched their shareholders for years and we believe can continue to do so well into the future. They generate high returns on assets and carry little or no debt on their balance sheets to fund their operations. They are companies that enjoy a special, defensible and durable competitive advantage. In other words, our preference is to own deep franchises.

Our search for bargains is focused on franchises whose stocks have been dragged down with the general market or that suffer from a temporary bout of weakness due to a specific reason. Increasingly, we are finding these situations in Asia ex Japan, the area toward which we have shifted the weight of our portfolio the most in the past six months.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------


Our fund is currently trading at a price to earnings multiple of 14x. More importantly, we expect the business we own as a group to deliver nearly 8-10% earnings growth in the year ahead even in a no or low growth economic environment. With interest rates hovering around 5.5%, we feel that the portfolio is undervalued. The fact that the portfolio yields nearly 2.8% in dividends reduces risk further.

Independence Capital Management, Inc.
Investment Adviser
Vontobel Asset Management, Inc.
Investment Sub-Adviser

SMALL CAP VALUE FUND

On the face of things, the recent short-term performance of both large- and small-cap stocks suggests that matters are indeed grim. The S&P 500 and Nasdaq Composite fell in each month of the second quarter and in five of the first six months of 2002, part of a sustained down market that began in March 2000 with the collapse of Internet and other technology companies. In the first half, the S&P 500 was down 13.16%, and the more tech-laden Nasdaq Composite was down 25.0%, both indices creeping close to their post 9/11 lows. Relatively speaking, then, the small-cap Russell 2000 Value has managed fairly well in the first half with a return of 7.26%, although it has endured short-term negative returns.

The Penn Series Small Cap Value Fund gave back some of its early 2002 gain in the difficult second quarter. Year-to-date, however, the Fund remained in positive territory, up 3.76%; although it trailed the Russell 2000 Value index which was up 7.26%.

Portfolio gains were spread across a number of different industries, including aerospace and defense, retail, specialty chemicals and materials, and apparel and shoes. The strong performances of stocks in these groups revealed that, although many value-oriented stocks were caught in the bear's grip from May onward, a significant number also managed to hang on to some of the gains that they had made earlier in the year. A handful more encountered almost no difficulties, in spite of the market's woes, and cruised through the first half with most of their early gains intact.

There were performance disappointments, also. Technology, the Fund's largest sector, also posted the largest net loss of the Fund's sectors, primarily due to ongoing problems in the telecommunications and components and systems industries. The bulk of the Portfolio's technology companies are in commodity-based, volume-oriented businesses, as opposed to tech firms that seek to provide breakthrough products and services. Investing in these kinds of businesses exposes us to risk, but we believe that the potential upside rewards of value-oriented technology investments makes such risks worth taking. Patience is also crucial because it can take years for businesses to turn around. Our view is that companies will gradually begin to spend more on technology, including those in emerging market countries in Asia, which are largely served by U.S. technology firms. Therefore, a slight recovery in the fall for industrial-based technology firms does not seem out of the question, and this could lead to a broader rebound for some of tech's most troubled areas.

Independence Capital Management, Inc.
Investment Adviser
Royce & Associates, LLC
Investment Sub-Adviser

EMERGING GROWTH FUND

Investors tallied up a long list of negatives for the stock market and turned their back on nearly all common stocks in the first six months of 2002. The S&P 500 declined 13.16%, the NASDAQ declined 25%, and the Russell 2000 Growth declined 17.35%. The Penn Series Emerging Growth Fund declined 28.79%.

Over the last several quarters, our results have been sub par compared to the benchmark. It is important to remind our investors that our investment discipline calls for us to focus on the fastest growing universe of small stocks. Many investors have rotated to more "dependable" growth stocks in industries like restaurants and retailers, bidding the multiples of these stocks up significantly.

We own a number of restaurant and retail stocks that have contributed positively to performance in the recent quarters and YTD period: Hot Topic, Inc., Too, Inc., P.F. Chang's China Bistro, Inc., and CKE Restaurants, Inc. Several of these positions, like Too, we have owned for more than a year. Our research indicates that they have very attractive long-term growth opportunities and are run by capable management teams qualified to execute for the long haul. Other consumer positions have also provided us reasonable ballast in this volatile market environment.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

Our emerging growth universe of approximately 750 stocks has seen revenue growth rates contract from a peak of 100% in the first quarter of 2000 to approximately 36% revenue growth in the first of quarter 2002. Nobody expected that revenue growth rates of 100% were sustainable. And while 36% revenue growth sounds aggressive in today's economic climate, companies like Expedia, Inc. enjoy quarter over quarter revenue growth nearing 100% as more consumers and businesses book travel over the Expedia website. That said, today's 36% annualized revenue growth rate puts the universe at about the midpoint of the more normalized historical revenue growth rate of 30%-40% for our emerging growth universe.

While revenue growth rates have returned to normalized levels, the P/E multiples have contracted more sharply as earnings have declined. Our emerging growth universe now trades at approximately 23x next year's earnings. At these levels, we believe emerging growth stocks present better value than many slower growth companies that are now trading at premiums to their historic growth rates.

We remain committed to the investment discipline that you hired us to practice: using fundamental research to identify the most attractive fast growing emerging growth companies in the market. We recognize that our investment results have been disappointing recently, particularly compared to the broader Russell 2000 Growth Index. While we are mindful of the benchmark, and have worked to keep it in sight in this declining market, we will not alter our investment process, which has served investors well for more than 14 years. While this segment of the growth market became overdone in late 1999, we think it offers very good opportunity today, particularly with historical valuation in mind. We appreciate your patience to date, and look forward to better times ahead.

Independence Capital Management, Inc.
Investment Adviser
RS Investment Management, Inc.
Investment Sub-Adviser

LIMITED MATURITY BOND FUND

For the first six months of the year the Penn Series Limited Maturity Bond Fund returned 2.90% and slightly underperformed its benchmark, the Salomon Brothers Treasury/Agency 1-5 years Index which returned 3.04% for the same time period.

The fund is currently positioned underweight spread product when compared to the index. The fund owns "AAA" rated ABS and "AAA" CMBS. We believe that these security types provide better relative value when compared to agency securities. The Limited Maturity Fund currently has no straight agency securities. In place of agency securities the fund owns 3% in GNMA mortgage backed securities that carry an explicit U.S. Treasury full faith and credit guarantee. The continued headline pressures on agency securities from the legislative risk of removing the implicit government support for Fannie Mae and Freddie Mac has us concerned about potential underperformance of these securities.

Performance for the Limited Maturity Bond Fund lagged the index for the first half of the year. Our problem here was simply a lack of duration. The flight to quality bid for treasuries mounted as the size and the pace of fear escalated. This meant that our defensive duration position was untenable and we under-performed as a consequence.

We expect that the capital markets will settle down in the second half of 2002 and begin to reflect the improving economic fundamentals. We also expect the Federal Reserve to remain on hold. This will have the effect of pushing up Treasury yields modestly but also to tighten credit spreads.

Independence Capital Management, Inc.
Investment Adviser

CORE EQUITY FUND

The Penn Series Core Equity Fund outperformed its benchmark in the first six months of 2002 despite a difficult stock market climate. The Fund declined 10.20% versus a 13.16% decline for the Standard & Poor's 500.

Strategically, the fund under-weighted information technology and telecommunication sectors, while it over-weighted the consumer discretionary sector. Due to this sector strategy and good individual stock selection, the fund was able to successfully navigate on a relative basis through the financial and geopolitical surprises of the first six months. Another contributing factor was the reduction or elimination of the largest capitalization stocks in favor of smaller, large capitalization stocks with good sales and earnings prospects.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

The defining stock market influences in the first half of 2002, bankruptcies, accounting irregularities, and geopolitical tensions, have overshadowed an improving economic environment. Historically, a climate of low inflation, low interest rates, improving corporate profits and economic growth, factors in place in the first six months of 2002, were the perfect ingredients to produce a rising stock market. However, unrelenting negative headlines regarding the bankruptcies of K Mart and Global Crossing on the heels of Enron's filing in late 2001, accounting irregularities at WorldCom and others, questions about corporate governance, international political tensions in the Middle East, and fears of terrorist attacks destroyed investor confidence and overshadowed an improving economy. Intense focus on all of these uncertainties clearly affected the stock market. The Standard & Poor's 500 fell 13.2%, the Dow Jones Industrials fell 7%, and the Nasdaq declined 25% in the first six months. Investors continued to shun the more liquid, large growth companies in favor of smaller less recognizable names. The value style of investing and the flight from large to mid and small capitalization issues dominated returns throughout the first six months as they have for the last eighteen. Most sectors within the S&P 500 recorded negative returns; however, energy, materials and consumer staples managed to rise absolutely. Information technology and telecommunications brought up the rear with declines in excess of 30%.

Based on our analysis, the stock market provides opportunity at this time for those who can look beyond the current headlines. Equity valuations are at more reasonable and at potentially sustainable levels and negative earnings surprises are appearing less frequently. While we do not expect consumer confidence to be rebuilt overnight, the acknowledgement that current corporate governance and accounting issues are being addressed and a recognition that earnings are on an upward trend will go a long way to restoring faith in the financial system. We expect investments in the fund to become increasingly biased toward companies benefiting from economic expansion as we go forward, but we remain alert to earnings, valuation and accounting issues.

Independence Capital Management, Inc.
Investment Adviser

INDEX 500 FUND

The Penn Series Index 500 Fund returned -13.29% for the six months ending June 30, 2002, underperforming its benchmark, the S&P 500 Index by 13 basis points net of fees, and by less than 1 basis point on a gross basis.

Following a quarter of positive cash flow, the rate of new participant contributions cooled during the second quarter of 2002, with new money growth slowing to just under 1%. The markets cooled as well, taking back what little had been earned during the first quarter of the year, and sinking even further.

Going forward, we expect negative sentiment, and the corresponding negative returns, to continue until the last bit of optimism, scandal, and overpricing has been wrung from the stock market. Until participants perceive en masse that stocks offer value, we anticipate no new growth in the portfolio; we also expect returns in the foreseeable future to continue to be negative, or, optimistically, flat. However, these expectations will have no impact on our investment management strategy. We will continue to look for trading opportunities to add value back to the portfolio, and to take advantage of them as they occur.

Independence Capital Management, Inc.
Investment Adviser
Wells Capital Management Incorporated
Investment Sub-Adviser

MID CAP GROWTH FUND

With investor sentiment distinctly negative, the stock market is close to retracing the lows reached last September. During the six month period ended June 30, 2002, several factors served to further weaken an already shaky market. Among the issues testing investors were disclosures of accounting improprieties and outright fraud, continued doubts about the objectivity of Wall Street analysts, faltering confidence in corporate leadership and governance and uncertainty surrounding terrorism threats and the conflict in the Middle East.

While all broad market equity indexes posted negative returns for the six-month period, growth stocks were the hardest hit. As a result, the Penn Series Mid Cap Growth Fund fell 22.42%. The Fund's return underperformed the Russell Midcap Growth Index, which lost 19.70%. The Fund continues to focus on companies that we believe will be earnings leaders over the long term, offering significant long-term growth potential. Those shares tend to have above-average valuations and have been largely out of favor. We think the environment for those stocks may improve, however, as the year progresses and it becomes more evident that earnings are gradually strengthening.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

Much of the financial and economic news lately has in fact been favorable and is cause for some optimism. For instance, the economy is growing, productivity is up, and many companies in the Russell Midcap Growth Index reported first-quarter earnings that beat Wall Street analysts' consensus projections.

Contributing the most to performance were our health-care holdings, with investments in specialty-pharmaceutical, diagnostic-services, and hospital-management stocks performing well. Our holdings in consumer-discretionary, technology, and producer-durables stocks detracted most from results. Technology-related consumer, information-services, broadband-communications, data-networking, and semiconductor-capital-equipment stocks all dipped sharply. In absolute terms, our consumer-staples holdings, part of a defensive sector that tends to do well in declining markets, generated the highest return, but with our limited exposure, the holdings did not appreciably boost overall portfolio results.

The Mid Cap Growth Fund had limited exposure to consumer staples and was more heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the portfolio's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. We adhere to this approach because the performance advantage in the market may shift swiftly and unpredictably from sector to sector. Our sector neutral approach helps us avoid attempts to time the market, and positions the portfolio in line with the benchmark.

We are currently emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software, and retailing companies with strong brands.

Independence Capital Management, Inc.
Investment Adviser
Turner Investment Partners, Inc.
Investment Sub-Adviser


MID CAP VALUE FUND

For the six-months ended June 30, 2002, the Penn Series Mid Cap Value Fund returned 1.39%, underperforming its benchmark, the Russell MidCap Value Index, which returned 2.86%.

Our overweight allocations to the Health Care and Energy Sectors benefited portfolio performance relative to the Russell MidCap Value Index. The overall return of portfolio holdings in these sectors, was also greater than index sector components in the six-month period. Financial holdings while positively contributing to the fund's return were the largest detractor from relative performance due to stock selection not as robust as that of the benchmark. Information Technology (IT) was the largest detractor from total return in both the portfolio and the index. Our IT holdings, however, experienced less of a decline versus index components. Our Utilities holdings though minimal also benefited the portfolio's performance.

We believe we have done well in protecting capital in difficult economic and financial market environments, and expect to participate meaningfully in average and robust environments. Currently, although we remain concerned about the overall environment, we remain confident in the nature of our portfolio holdings.

In the beginning of the year, we decided to limit exposure to economically sensitive companies, as we believed many stock valuations already discounted optimistic scenarios, leaving little-to-no room for upside price appreciation. This positioning proved beneficial to our portfolio's performance as many of these stocks experienced declines as the investment community became disappointed with the progression of the economic and, particularly, profit recoveries. In addition, we have benefited from our avoidance of major accounting scandal landmines. We believe this is one advantage of investing in the mid-capitalization range. As the business models of mid-sized companies tend to be simpler than their large-cap counterparts (they generally operate fewer lines of business), the companies are easier to analyze and would have a harder time concealing accounting improprieties.

There are other factors that we believe make mid-caps attractive. The asset class offers, in our opinion, the best of both worlds: (historically) higher returns than their large-cap counterparts and less risk than small-caps. In addition, the asset class provides more `variety of choice' than large-caps (i.e. there are roughly three times the number of companies in the mid-cap range than the large-cap universe) and more liquidity than small-caps.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

As the negative issues undermining equity market performance dissipate over time and the economic recovery continues to progress, we believe we will begin to see a recovery in corporate profits and market performance. The questions that remain are "when?" and "who will survive?". We continue to invest in what we believe are attractively-valued high-quality companies possessing superior business models, strong balance sheets, capable management teams and attractive returns on equity and invested capital. We are confident that the companies in which we are invested will be survivors.


Independence Capital Management, Inc.
Investment Adviser
Neuberger Berman Management Inc.
Investment Sub-Adviser

LARGE CAP GROWTH FUND

Since the May 1, 2002 inception, the Penn Series Large Cap Growth Fund returned -7.20%; the Fund's benchmark, the Russell 1000 Growth Index, returned -11.45% for the same period.

The U.S. economy's condition over the past several quarters has been characterized by a combination of a very weak corporate sector and a surprisingly strong household consumer sector. Corporations, amidst a very difficult pricing environment and shrinking profit margins, have severely cut back on both capital spending and inventory production. Meanwhile, U.S. consumers have showed surprising resilience, continuing to spend despite rising unemployment rates.

We continue to believe that the U.S. economy currently provides a challenging near-term environment for U.S. corporate earnings, due to a difficult pricing environment and resulting weak margins. U.S. companies continue to drive costs down with impressive productivity gains, however, thus setting the stage for a meaningful earnings recovery when sustained end-demand eventually picks up. Given the unique and atypical nature of the recent economic slowdown, we believe this recovery will be slow and gradual.

In this environment, many U.S. companies continue to be rapidly re-valued by the market - in many cases downward. This volatility is certainly quite challenging, but also creates what we feel are many interesting opportunities for patient and diligent investors. We continue to execute our core discipline: seeking out great companies on a bottom-up, one-by-one, stock-by-stock basis, looking for those firms whose future growth prospects and current valuations offer more long-term reward than risk, irrespective of the near-term noise. The portfolio of stocks we hold today reflects precisely that aim and strategy.

The Fund suffered share price declines in a number of different tech-related companies. While a number of the portfolio's technology-related holdings declined over the past few months, we did receive positive returns from some tech-related holdings. The health technology/pharmaceuticals sector has also been very difficult so far this year. The finance sector has been a mixed bag in recent months, with some pockets of strength and others weakness. While one of our utility holdings, Exelon Corp., has performed quite well year-to-date, most of our other utility-related holdings have negatively impacted performance.

On the positive side, the portfolio benefited from a number of retail sector holdings. We also received strong recent performance from a number of consumer non-durables holdings. The impact of the Fund's overweighted position in energy & energy services has been generally positive, but has varied on a stock-by-stock basis. Likewise, a number of the Fund's finance sector holdings have performed well year-to-date.

Independence Capital Management, Inc.
Investment Adviser
Franklin Advisers, Inc.
Investment Sub-Adviser

STRATEGIC VALUE FUND

Since the May 1, 2002 inception, the Penn Series Strategic Value Fund returned -5.60%; the Fund's benchmark, the S&P/BARRA MidCap 400 Value Index, returned -7.26% for the same period.

Your portfolio's continued strategy to limit exposure in the information technology and telecommunications services sector proved beneficial, as these two negatively performing sectors were among the weakest in the index. Since inception, your portfolio was significantly underweight in the information technology sector and had no holdings in the telecommunications services sector. The portfolios' relative underweight position in the sluggish technology sector, and a relative overweight position in the top performing healthcare sector also contributed to relative outperformance. Two of your portfolio's larger holdings in the healthcare sector, Boston Scientific Company and Mylan Laboratories Inc., were particularly strong performers since inception.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------


Stock selection in the financial sector detracted from overall portfolio performance for the time period. The majority of our holdings in the financial sector are in the insurance industry, and poor returns led to the relative underperformance. Among these weak performers for the period was XL Capital Limited. Insurance stocks declined as investors raised concerns over the adequacy of the industry's reserves in light of several asbestos settlements reached during the quarter. We believe the reserves at the companies we own are adequate and that investors will be rewarded as a strong pricing cycle continues to drive returns on equity higher for the companies we own.

Stock selection in the consumer discretionary sector was a primary factor leading to relative outperformance. Positive performance was spread across a number of holdings that included, Big Lots, Inc., a closeout retailer which posted better than expected earnings and projected reduced loss estimates. Also, Cbrl Group, Inc., your portfolios' only restaurant holding, posted solid gains, again adding to relative sector outperformance.

Your portfolio lost relative ground to the index in the utilities and consumer staples sector, caused by weak stock performance and a relative underweight position respectively.

While the broader stock market has displayed exceptional volatility this past year, a tendency we expect to continue into the foreseeable future, our investing style has delivered considerable calm in a surrounding storm. Despite market turbulence, we believe there are significant opportunities in the mid-cap sector, and by using our value-driven, research-intensive methodology, we will attempt to capture as many as possible for our investors.

Independence Capital Management, Inc.
Investment Adviser
Lord, Abbett & Co.
Investment Sub-Adviser

REIT FUND

Since the May 1, 2002 inception, the Penn Series REIT Fund returned 1.10%; the Fund's benchmark, the Wilshire Real Estate Securities Index, returned 3.08% for the same period.

The macro-economic environment remained cloudy during the second quarter 2002. Several rays of light did manage to penetrate the gloom, including strong first quarter Gross Domestic Product (GDP) growth, which at 6.1% came in higher than originally estimated by the Commerce Department. Manufacturing also saw marked improvements, as exports benefited from the weaker dollar. However, the string of accounting and other corporate improprieties cast a shadow on consumer confidence at the close of the first half of the year, dampening the outlook for a robust economic recovery.

Regarding the overall real estate industry, the market is weak relative to a year ago. As the economy has struggled to right itself, occupancy rates have declined in each of the property types within the broad real estate sector. It appears, though, that the rate of decline in terms of fundamentals is improving. In other words, we believe real estate fundamentals are declining at a slower rate. However, because of the murky recovery in the broad economy, the expected acceleration in real estate demand will likely be pushed out into 2003.

Unfortunately, the Fund underperformed the benchmark Wilshire Real Estate Securities Index (WRESI) since its May 1, inception, attributed mostly to stock selection. Overweighting several poorly performing hotel securities comprised the bulk of this underperformance. In addition, underexposure to several strong performing companies in the office/industrial sector and regional mall sectors hurt performance. Overall sector allocation was a minor negative factor to results during the quarter. Our largest overweight was in the office sector, which had a minimal drag on performance. Our largest underweight was in the diversified sector, where security selection also weighed on performance. Maintaining exposure to more defensive sectors, such as manufactured housing, self-storage and neighborhood retail, helped performance, aided by favorable stock selection in the latter two areas.

We are watching economic activity closely and its relationship to real estate fundamentals. Second quarter GDP growth is widely expected to be much lower than the first quarter's economic activity since a fundamental improvement in final demand has not yet materialized. Real estate activity typically lags the economy by 6 to 12 months. We estimate that the economy bottomed in late 2001, while real estate demand appears to be bottoming now. As the economy strengthens, the demand for real estate typically will increase. We believe increased employment and the resulting growth in new household formations will be the biggest drivers behind the demand for real estate. Employment growth, while positive, has been modest so far, similar to the economic recovery in 1991. The muted economic recovery occurring at the present time is pushing expectations of a real estate recovery into 2003.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------


Our strategy during the first half of the year was to position the portfolio to take advantage of an economic rebound, but maintain exposure to defensive sectors. As the pace of recovery builds, we will gradually shift the portfolio to a more aggressive stance. Real estate sectors that we believe are positioned to take advantage of an economic recovery are those with shorter lease terms such as hotels, apartments and industrial/warehouse. Real estate sectors that typically weather a slower economic recovery include defensive areas such as manufactured housing, self-storage and neighborhood retail.

We believe focusing on individual stock selection will provide the greatest opportunity for the Fund. Consistent with our investment process, we will look for attractively valued companies within each sector of the real estate market. It is our expectation that growth rates for companies expected to benefit from an economic turnaround should see an acceleration in earnings as the recovery takes hold.

Independence Capital Management, Inc.
Investment Adviser
Heitman Real Estate Securities LLC
Investment Sub-Adviser

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE MONEY MARKET FUND

                                                         PAR            VALUE
                                                        (000)           (000)
-------------------------------------------------------------------------------
COMMERCIAL PAPER--41.1%
-------------------------------------------------------------------------------
American Express Credit Corp.
    1.750, 07/10/2002                                  $ 6,400         $ 6,397
Duke Capital Corp.
    2.150, 07/02/2002                                    6,400           6,400
Exxon Project Investment Corp.
    1.750, 07/05/2002                                    6,400           6,399
Lower Colorado
    1.950, 07/08/2002                                    3,400           3,400
New York, New York
    1.940, 07/08/2002                                      600             600
    1.940, 07/08/2002                                    2,535           2,535
    1.890, 09/03/2002                                      830             830
Pfizer, Inc.
    1.750, 07/11/2002                                    4,660           4,658
    1.730, 07/16/2002                                    1,500           1,499
Toyota Motor Credit Corp.
    1.710, 07/08/2002                                    6,400           6,398
UBS Finance (De) L.L.C
    1.780, 07/25/2002                                    2,075           2,072
United Parcel Service
    1.880, 07/01/2002                                    6,000           6,000
Wells Fargo Financial, Inc.
    1.740, 07/12/2002                                    6,000           5,997
                                                                       -------

TOTAL COMMERCIAL PAPER
   (COST $53,185)                                                       53,185
                                                                       -------

-------------------------------------------------------------------------------
CORPORATE BONDS--26.6%
-------------------------------------------------------------------------------

Accociates Corp. N.A
    6.375, 07/15/2002                                      580             581
Allstate Corp.
    6.750, 06/15/2003                                      145             149
American General Finance
    7.450, 07/01/2002                                    1,630           1,630
    6.250, 12/18/2002                                      300             306
    5.900, 01/15/2003                                       45              46
    6.375, 03/01/2003                                       60              61
    6.200, 03/15/2003                                      275             282
Associates Corp. N.A
    5.875, 07/15/2002                                      750             751
    6.500, 07/15/2002                                      790             791
    6.500, 08/15/2002                                      500             502
    6.375, 10/15/2002                                       50              50
    6.000, 12/01/2002                                      140             142
    6.000, 04/15/2003                                       69              70
Avco Financial Services
    6.000, 08/15/2002                                      420             422
Bank of America Corp.
    7.750, 07/15/2002                                    1,144           1,146
Bank of America N.A
    5.880, 01/27/2003                                      135             137
Bank of Boston
    6.875, 07/15/2003                                      300             313
Bank of New York Co, Inc.
    7.625, 07/15/2002                                      250             250
    7.875, 11/15/2002                                      275             280
    6.625, 06/15/2003                                      450             467
BankAmerica Corp.
    7.200, 09/15/2002                                      100             101
    7.500, 10/15/2002                                    2,193           2,224
    6.850, 03/01/2003                                      510             523
Caterpillar Financial Services Corp.
    7.090, 08/29/2002                                      300             302
    6.040, 11/13/2002                                      500             506
    5.920, 01/08/2003                                      215             218

                                                         PAR            VALUE
                                                        (000)           (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Central Fidelity
    8.150, 11/15/2002                                  $ 1,450         $ 1,478
Chase Manhattan Corp.
    7.625, 01/15/2003                                      120             123
Chemical Bank
    7.250, 09/15/2002                                      315             318
Commercial Credit Co.
    6.450, 07/01/2002                                      184             184
    6.375, 09/15/2002                                      841             848
Dayton Hudson
    6.625, 03/01/2003                                      100             103
First Union Corp.
    8.375, 10/01/2002                                      450             457
    8.000, 11/05/2002                                    1,425           1,455
    7.300, 12/01/2002                                      410             418
    7.250, 02/15/2003                                      240             246
Fleet Boston Corp.
    8.375, 12/15/2002                                      280             287
General Elec Cap Corp.
    6.700, 10/01/2002                                      200             202
    6.520, 10/08/2002                                      659             667
    7.000, 02/03/2003                                       38              39
    5.880, 05/19/2003                                       30              31
Goldman Sachs Group 144A
    7.800, 07/15/2002                                    1,500           1,503
    7.875, 01/15/2003                                      715             737
    7.125, 03/01/2003                                      135             138
GTE Corp.
    6.560, 08/14/2002                                      770             773
GTE South, Inc.
    7.250, 08/01/2002                                    1,100           1,104
Heller Financial, Inc.
    7.875, 05/15/2003                                       90              94
IBM Corp.
    7.250, 11/01/2002                                      595             605
International Lease Finance Corp.
    5.940, 07/29/2002                                      100             100
    6.360, 08/01/2002                                      225             226
    6.800, 11/15/2002                                      500             508
John Deere Capital Corp.
    7.000, 10/15/2002                                    1,235           1,251
JP Morgan Chase & Co.
    7.500, 02/01/2003                                      200             205
Meridian Bancorp
    7.875, 07/15/2002                                      115             115
Merrill Lynch & Co.
    7.375, 08/17/2002                                       50              50
    6.640, 09/19/2002                                      400             404
    8.300, 11/01/2002                                      500             510
    6.000, 02/12/2003                                      165             168
Morgan Stanely Dean Witter
    6.375, 08/01/2002                                    1,700           1,705
    7.125, 01/15/2003                                      624             640
    6.875, 03/01/2003                                      100             103
    6.750, 03/04/2003                                      250             257
Norwest Financial, Inc.
    6.250, 11/01/2002                                      320             324
    7.000, 01/15/2003                                      150             154
    6.625, 03/15/2003                                       80              82
Ohio Bell Telephone Co.
    6.125, 05/15/2003                                       25              26
Pacific Bell
    7.250, 07/01/2002                                      125             125
Pepsico Inc.
    5.750, 01/02/2003                                      600             611

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE MONEY MARKET FUND

                                                       PAR            VALUE
                                                      (000)           (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Salomon Smith Barney Holdings
    6.500, 10/15/2002                                  $   755         $   765
    6.125, 01/15/2003                                       50              51
    6.750, 02/15/2003                                      660             678
    7.000, 06/15/2003                                       78              81
Target Corp.
    9.750, 07/01/2002                                      675             675
Wachovia Corp.
    6.375, 04/15/2003                                      300             307
Wal-Mart Stores
    6.875, 08/01/2002                                      100             100
Wells Fargo Co.
    6.500, 09/03/2002                                      150             151
                                                                       -------

TOTAL CORPORATE BONDS
   (COST $34,432)                                                       34,432
                                                                       -------

-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION--8.7%
-------------------------------------------------------------------------------
U.S. Treasury Notes Inflation Index
    3.625%, 07/15/02
   (COST $11,231)                                       10,000          11,231
                                                                       -------

-------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES**--11.3%
-------------------------------------------------------------------------------
Alabama State Industrial Development Authority
    1.940%, 07/07/02                                       850             850
Barton Healthcare, LLC
    1.950%, 07/03/02                                       355             355
Berks County, PA, Industrial Development Authority
    1.990%, 07/07/02                                       455             455
Bloomfield, NM
    1.950%, 07/07/02                                       600             600
Columbia County, GA, Development Authority
    1.900%, 07/07/02                                     1,300           1,300
Community Health Systems, Inc.
    2.600%, 07/07/02                                       990             990
    2.600%, 07/07/02                                       315             315
Durham, NC, Certificates of Participation
    1.950%, 06/30/02                                       500             500
Espanola, NM
    1.950%, 07/07/02                                       600             600
Fairview Hospital & Healthcare  Services
    1.850%, 07/07/02                                       500             500
GMG Warehouse, LLC
    1.950%, 07/03/02                                       800             800
Health Insurance Plan of Greater NY
    1.850%, 07/07/02                                       400             400
Illinois Development Finance Authority
    1.950%, 07/07/02                                       600             600
Liliha Parking  LP
    2.600%, 07/03/02                                     2,060           2,060
Montgomery County, PA, Industrial Development
    Authority 1.990%, 07/07/02                             925             925
Philadelphia Authority-For Industrial Development -
    Marketplace 1.850%, 07/07/02                         1,500           1,500
Silver City, NM
    1.950%, 07/07/02                                       600             600
St. Francis Healthcare Foundation
    2.600%, 07/07/02                                     1,330           1,330
                                                                       -------

TOTAL VARIABLE RATE DEMAND NOTES
   (COST $14,680)                                                       14,680
                                                                       -------


-------------------------------------------------------------------------------
MEDIUM TERM NOTES--1.8%
-------------------------------------------------------------------------------
American General Finance
    6.090, 01/27/03                                        150             153
Caterpillar Financial Service Corp.
    5.890%, 07/15/02                                       285             285



                                                       PAR            VALUE
                                                      (000)           (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Citigroup, Inc.
    6.380%, 11/12/02                                   $   300         $   305
General Electric Capital Corp.
    6.650%, 09/03/02                                       309             311
    5.350%, 11/18/02                                       600             608
    8.880%, 06/18/03                                        50              53
International Lease Finance Corp.
    5.700%, 02/25/03                                        50              51
    5.340%, 02/27/03                                        30              30
    4.910%, 04/04/03                                        45              45
    4.950%, 05/01/03                                       200             203
Merrill Lynch & Co.
    7.250%, 07/26/02                                       245             246
Morgan Stanely Dean Witter
    7.375%, 04/15/03                                        65              67
Norwest Corp.
    6.375%, 09/15/02                                        30              30
                                                                       -------

TOTAL MEDIUM TERM NOTES
   (COST $2,387)                                                         2,387
                                                                       -------

                                                          NUMBER
                                                        OF SHARES
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--10.0%
-------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempFund                                     6,481,977         6,482
Janus Money Market Fund, Inc.                          6,477,742         6,478
                                                                       -------

TOTAL SHORT-TERM INVESTMENTS
   (COST $12,960)                                                       12,960
                                                                       -------

TOTAL INVESTMENTS--99.5%
   (COST $128,875) (a)                                                 128,875

OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.5%                                                    624
                                                                       -------

NET ASSETS APPLICABLE TO 129,500,492
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                      $129,499
                                                                       =======

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $  1.00
                                                                       =======

(a)  Cost for Federal income tax purposes.
**The rate shown is the rate as of June 30, 2002, and the maturity is the next interest readjustment date.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONCLUDED)
THE MONEY MARKET FUND



    MATURITY             AMOUNT                    PERCENTAGE
   SCHEDULE            PAR (000)                  OF PORTFOLIO    (CUMULATIVE)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    1  -  7 days         $ 49,053                     38.6%          38.6%
     8 - 14 days           29,995                     23.5%          62.1%
    15 - 30 days           19,334                     15.2%          77.3%
    31 - 60 days            5,165                      4.1%          81.4%
    61 - 90 days            2,975                      2.3%          83.7%
   91 - 120 days            5,542                      4.4%          88.1%
  121 - 150 days            6,465                      5.1%          93.2%
   over 150 days            8,674                      6.8%         100.0%
                         --------                    -----
                         $127,203                    100.0%
                         ========                    ======

Average Weighted Maturity -- 39.07 days
The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE QUALITY BOND FUND


                                                            PAR        VALUE
                                                           (000)       (000)
------------------------------------------------------------------------------
CORPORATE BONDS--7.8%
------------------------------------------------------------------------------
AUTOMOBILES & RELATED--1.5%
General Motors Acceptance Corp.
       8.000%, 11/01/31                                $ 2,000         $ 2,045
                                                                       -------

DIVERSIFIED OPERATIONS--0.4%
Tyco International Group SA
       6.750%, 02/15/11                                    785             610
                                                                       -------

ENERGY SERVICES--0.5%
Calpine Canada Energy Finance
       8.500%, 05/01/08                                  1,000             685
                                                                       -------

LODGING--1.1%
Mirant Americas General Inc.
       8.300%, 05/01/11                                  2,000           1,600
                                                                       -------

OIL-2.6%
Apache Corp.
       6.250%, 04/15/12                                  1,000           1,032
Valero Energy Corp.
       7.500%, 04/15/32                                  1,000           1,003
Williams Cos., Inc.
       8.750%, 03/15/32                                  2,000           1,629
                                                                       -------
                                                                         3,664
                                                                       -------
TELECOMMUNICATIONS--1.7%
AT&T Corp.
        8.000%, 11/15/31                                 2,000           1,570
Qwest Capital Funding
        7.250%, 02/15/11                                   785             440
Worldcom, Inc.
        7.500%, 05/15/11                                   785             118
Worldcom, Inc.
        8.250%, 05/15/31                                 2,000             300
                                                                       -------
                                                                         2,428
                                                                       -------
TOTAL CORPORATE BONDS
  (COST $14,222)                                                        11,032
                                                                       -------
------------------------------------------------------------------------------
ZERO COUPON BOND--18.8%
------------------------------------------------------------------------------
Morgan Stanley Tracer
       7.220%, 09/15/11
  (COST $27,999)                                        25,120          26,513
                                                                        ------
------------------------------------------------------------------------------
MEDIUM TERM NOTES--.8%
------------------------------------------------------------------------------
Associates Corp. N.A
       7.750%, 02/15/05
  (COST $1,003)                                          1,000           1,087
                                                                         -----
------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--7.6%
------------------------------------------------------------------------------
U.S. TREASURY NOTES--2.8%
       5.750%, 11/15/05                                    725             774
       7.500%, 11/15/16                                  1,300           1,564
       5.375%, 02/15/31                                  1,645           1,611
                                                                        ------
                                                                         3,949
                                                                        ------
U.S. TREASURY NOTES INFLATION INDEXED--4.8%
       3.625%, 07/15/02 ^                                6,000           6,738
                                                                        ------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $10,628)                                                        10,687
                                                                        ------



                                                         PAR            VALUE
                                                        (000)           (000)
------------------------------------------------------------------------------
AGENCY OBLIGATIONS--55.8%
------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK--22.2%
       1.870%, 07/01/02                                $31,300         $31,297
                                                                       -------

FEDERAL NATIONAL MORTGAGE ASSOCIATION--19.7%
       6.825%, 09/01/07                                  2,540           2,714
       6.620%, 11/01/07                                  1,822           1,952
       6.000%, 07/01/31                                 11,000          10,966
       7.000%, 07/01/31                                 11,628          12,038
                                                                       -------
                                                                        27,670
                                                                       -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--13.9%
       9.000%, 10/15/30                                    908             975
       9.000%, 10/15/30                                    505             542
       9.000%, 10/15/30                                  1,319           1,418
       9.000%, 11/15/30                                    165             177
       9.000%, 11/15/30                                    394             423
       9.000%, 11/15/30                                    840             902
       9.000%, 11/15/30                                    310             333
       9.000%, 11/15/30                                  1,411           1,516
       6.500%, 07/01/31                                 12,963          13,218
                                                                       -------
                                                                        19,504
                                                                       -------

TOTAL AGENCY OBLIGATIONS
  (COST $77,635)                                                        78,471
                                                                       -------

------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--11.7%
------------------------------------------------------------------------------
Bear Sterns Commercial Mortgage Securities
       7.110%, 10/15/32                                  4,460           4,805
First Union National Bank Commercial Mortgage Trust Series
       6.940%, 10/15/32                                  5,372           5,730
LB-UBS Commercial Mortgage Trust
       6.058%, 06/15/20                                  4,858           5,058
Morgan Stanley Capital I
       6.950%, 12/12/05                                    859             905

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $16,086)                                                        16,498
                                                                        ------

------------------------------------------------------------------------------
ASSET BACKED SECURITIES--12.7%
------------------------------------------------------------------------------
Chase Credit Card Master Trust
       2.000%, 08/15/05                                  3,500           3,501
First USA Credit Card Master Trust
       1.919%, 01/18/06                                  2,500           2,500
Fleet Credit Card Master Trust II
       1.970%, 07/15/05                                  3,550           3,551
Illinois Power Special Purpose Trust
       5.380%, 06/25/07                                  4,500           4,681
MBNA Master Credit Card Trust I
       2.010%, 10/15/05                                  1,500           1,501
Railcar Leasing L.L.C
       7.125%, 01/15/13                                  2,000           2,142
                                                                        ------

TOTAL ASSET BACKED SECURITIES
  (COST $17,410)                                                        17,876
                                                                        ------

                                                       NUMBER
                                                     OF SHARES
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--10.0%
------------------------------------------------------------------------------
BlackRock Provident Institutional
   Funds - TempFund                                  7,020,854           7,021
Janus Money Market Fund, Inc.                        7,018,525           7,018
                                                                        ------

TOTAL SHORT-TERM INVESTMENTS
  (COST $14,039)                                                        14,039
                                                                        ------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONCLUDED)
THE QUALITY BOND FUND


                                                                      VALUE
                                                                      (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS--125.2%
  (Cost $179,022) (a)                                                  176,203

LIABILITIES IN EXCESS
   OF OTHER ASSETS--(25.2%)                                            (35,515)
                                                                     ---------

NET ASSETS APPLICABLE TO 13,440,566
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                   $ 140,688
                                                                     =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                         $   10.47
                                                                     =========

------------------------------------------------------------------------------
^ $561,458 market value held as collateral for the open futures contract.


(a) At June 30, 2002, the cost for Federal income tax purposes was $179,022,120. Net unrealized depreciation was ($2,819,510). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,966,657 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($4,786,167).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE HIGH YIELD BOND FUND

                                                        PAR             VALUE
                                                       (000)            (000)
------------------------------------------------------------------------------
CORPORATE BONDS--89.2%
------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.1%
Anteon Corp.
  12.000%, 05/15/09                                    $   150         $   166
Dyncorp, Inc.
  9.500%, 03/01/07                                         275             285
L-3 Communications Corp.
  10.375%, 05/01/07                                        200             210
                                                                       -------
                                                                           661
                                                                       -------
AIR TRANSPORTATION--0.2%
Northwest Airlines, Inc.
  9.875%, 03/15/07                                         150             135
                                                                       -------

AUTOMATION MACHINERY--0.2%
Numatics Inc.
  9.625%, 0401/08                                          225             133
                                                                       -------

AUTOMOBILES & RELATED--0.9%
Advance Stores Co., Inc.
  10.250%, 04/15/08                                        300             315
Arvin Industries, Inc.
  7.125%, 03/15/09                                         100              98
MSX International, Inc.
  11.375%, 01/15/08                                        250             175
                                                                       -------
                                                                           588
                                                                       -------
AUTOMOTIVE PARTS - EQUIPMENT--1.4%
Arvinmeritor
  8.750%, 03/01/12                                          75              80
CSK Auto, Inc.
  12.000%, 06/15/06                                        175             187
Dana Corp.
  10.125%, 03/15/10                                        175             178
  9.000%, 08/15/11                                          50              49
Delco Remy International, Inc.
  8.625%, 12/15/07                                         175             164
French (J.L.) Automotive Casting, Inc.
  11.500%, 06/01/09                                        175             105
Metaldyne Corp, 144A
  11.000%, 06/15/12                                        125             122
                                                                       -------
                                                                           885
                                                                       -------
BANKING--0.7%
FBOP Capital Trust II
  10.000%, 01/15/09                                        300             307
Western Financial Bank
  9.625%, 05/15/12                                         125             125
                                                                       -------
                                                                           432
                                                                       -------
BEVERAGES--1.1%
Colt Beverages
  8.000%, 12/15/11                                         650             656
                                                                       -------

BROADCAST/MEDIA--3.8%
ACME Television/Finanace Corp.
  10.875%, 09/30/04                                        200             202
Echostar DBS Corp.
  10.875%, 09/30/04                                        225             208

                                                         PAR            VALUE
                                                        (000)            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Lin Holdings Corp.
  19.777%**, 03/01/2008                                $   425         $   391
Paxson Communications Corp.
  10.750%, 04/15/08                                        300             288
  10.797%, 01/15/09                                        400             227
Radio Unica Corp.
  31.712%**, 08/01/2006                                    425             239
Salem Comm Holding Corp.
  9.000%, 07/01/11                                         350             353
Sinclair Broadcast Group
  8.750%, 12/15/11                                         150             150
Spanish Broadcasting System
  9.625%, 11/01/09                                         300             309
                                                                       -------
                                                                         2,367
                                                                       -------
BUILDING & BUILDING SUPPLIES--1.8%
Ainsworth Lumber
  13.875%, 07/15/07                                        350             392
Associated Materials, Inc., 144A
  9.750%, 04/15/12                                         350             359
WCI Communities, Inc.
  10.625%, 02/15/11                                        300             313
  9.125%, 05/01/12                                          50              50
                                                                       -------
                                                                         1,114
                                                                       -------
BUILDING PRODUCTS--3.9%
American Builders & Contractors Supply Co., Inc.
  10.625%, 05/15/07                                        500             516
International Utility Structures, Inc.
  13.000%, 02/01/08                                        200              40
ISG Resources, Inc.
  10.000%, 04/15/08                                        550             517
Lennar Corp.
  9.950%, 05/01/10                                         475             522
Nortek, Inc.
  9.875%, 06/15/11                                         300             303
Ryland Group
  9.125%, 06/15/11                                         300             318
Schuff Steel Co.
  10.500%, 06/01/08                                        225             211
                                                                       -------
                                                                         2,427
                                                                       -------
CABLE OPERATORS--1.7%
Charter Communications Holdings
  11.125%, 01/15/11                                        225             155
  10.000%, 05/15/11                                        275             186
Coaxial L.L.C
  14.775%**, 08/15/08                                      450             324
Insight Communications
  12.744%**, 02/15/11                                      400             172
Mediacom Broadband L.L.C
  11.000%, 07/15/13                                        250             234
                                                                       -------
                                                                         1,071
                                                                       -------
CHEMICAL & FERTILIZER--4.4%
Acetex Corp.
  10.875%, 08/01/09                                        175             183

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR             VALUE
                                                        (000)            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
American Pacific Corp.
  9.250%, 03/01/05                                     $   350         $   356
Hercules, Inc.
  11.125%, 11/15/07                                        650             728
Huntsman ICI Chemicals
  10.125%, 07/01/09                                        400             358
Koppers Industry, Inc.
  9.875%, 12/01/07                                         450             456
Lyondell Chemical, Inc.
  9.875%, 05/01/07                                         200             191
  9.500%, 12/15/08                                         150             139
Macdermid, Inc.
  9.125%, 07/15/11                                         300             315
                                                                       -------
                                                                         2,726
                                                                       -------
CHEMICALS--1.4%
Avecia Group Plc
  11.000%, 07/01/09                                        300             298
Huntsman International L.L.C
  9.875%, 03/01/09                                         350             351
Messer Griesheim Holdings
  10.375%, 06/01/11                                        175             185
                                                                       -------
                                                                           834
                                                                       -------
COMMERCIAL SERVICES--1.7%
Coinmach Corp.
  9.000%, 02/01/10                                         325             330
Compagnie Genera de Geophysique
  10.625%, 11/15/07                                        200             205
ServiceMaster Co.
  7.250%, 03/01/38                                         600             519
                                                                       -------
                                                                         1,054
                                                                       -------
COMPUTER - INTERNET - CONTENT SERVICE--0.3%
Seagate Tech, 144A
  8.000%, 05/15/09                                         175             175
                                                                       -------

CONTAINERS & GLASS PRODUCTS--2.7%
AEP Industries, Inc.
  9.875%, 11/15/07                                         200             198
BWAY Corp.
  10.250%, 04/15/07                                        300             310
Owens-Brockway Glass Container
  8.875%, 02/15/09                                         300             300
Silgan Holding, Inc.
  9.000%, 06/01/09                                         300             309
Silgan Holdings, Inc., 144A
  9.000%, 06/01/09                                         200             206
Stone Container Corp.
  9.750%, 02/01/11                                         150             160
Stone Container, 144A
  8.375%, 07/01/12                                         200             201
                                                                       -------
                                                                         1,684
                                                                       -------

                                                         PAR             VALUE
                                                        (000)            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COSMETICS & TOILETRIES--0.9%
Johnsondiversey, Inc.
  9.625%, 05/15/12                                     $   525         $   549
                                                                       -------

DISTRIBUTION SERVICES--0.3%
Ownes & Minor, Inc.
  8.500%, 07/15/11                                         200             205
                                                                       -------

DIVERSIFIED OPERATIONS--0.2%
Tyco International Group
  6.375%, 10/15/11                                         150             115
                                                                       -------

DRUGS AND COSMETICS--0.3%
PSEG Energy Holdings
  8.500%, 06/15/11                                         200             187
                                                                       -------

ELECTRONIC COMPONENTS--2.4%
Alamosa Delaware, Inc.
  13.625%, 08/15/11                                        125              37
Amkor Technologies, Inc.
  9.250%, 05/01/06                                         125             102
Asat Finance L.L.C
  12.500%, 11/01/06                                        244             193
Calpine Corp.
  8.500%, 02/15/11                                         250             167
Fairchild Semiconductor Corp.
  10.375%, 10/01/07                                        200             208
  10.500%, 02/01/09                                        100             106
Flextronics International, Ltd.
  9.875%, 07/01/10                                         275             287
Stoneridge Inc., 144A
  11.500%, 05/01/12                                         75              76
UCAR Finance Inc.
  10.250%, 02/15/12                                        300             306
                                                                       -------
                                                                         1,482
                                                                       -------
ELECTRONICS--0.8%
On Semiconductor Corp. 144A
  12.000%, 05/15/08                                        100              87
Solectron Corp.
  9.625%, 02/15/09                                         250             227
  4.050%**, 05/20/04                                       350             160
                                                                       -------
                                                                           474
                                                                       -------
ENERGY SERVICES--1.4%
Calpine Canada Energy Finance
  8.500%, 05/01/08                                         200             137
CMS Energy Corp.
  9.875%, 10/15/07                                         150             112
Plains Resources, Inc.
  10.250%, 03/15/06                                        300             310
Swift Energy Co.
  10.250%, 08/01/09                                        325             317
                                                                       -------
                                                                           876
                                                                       -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR             VALUE
                                                        (000)            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE--2.5%
AMC Entertainment
  9.875%, 02/01/12                                     $   325         $   325
Cinemark USA, Inc.
  8.500%, 08/01/08                                         125             120
Hockey Co.
  11.250%, 04/15/09                                        150             150
Six Flags, Inc.
  9.500%, 02/01/09                                         750             765
  8.875%, 02/01/10                                         200             199
                                                                       -------
                                                                         1,559
                                                                       -------
FINANCE--0.8%
Dime Capital, Inc.
  9.330%, 05/06/27                                         300             332
Williams Scotsman, Inc.
  9.875%, 06/01/07                                         175             167
                                                                       -------
                                                                           499
                                                                       -------
FINANCIAL SERVICES--0.7%
Armkel Finance, Inc.
  9.500%, 08/15/09                                         450             468
                                                                       -------

FOOD & BEVERAGES--1.7%
B&G Foods, Inc.
  9.625%, 08/01/07                                         225             231
Luigino's, Inc.
  10.000%, 02/01/06                                        300             303
Travelcenters of America
  12.750%, 05/01/09                                        500             551
                                                                       -------
                                                                         1,085
                                                                       -------
FOOD & TOBACCO--1.3%
Burns Philip Cap, 144A
  9.750%, 07/15/12                                         500             495
Dimon, Inc.
  9.625%, 10/15/11                                         325             340
                                                                       -------
                                                                           835
                                                                       -------
GAMING NON HOTELS--1.1%
Mandalay Resort Group
  9.375%, 02/15/10                                         200             207
Penn National Gaming, Inc.
  11.125%, 03/01/08                                        450             485
                                                                       -------
                                                                           692
                                                                       -------
HEALTHCARE SERVICES--2.9%
Alliance Imaging
  10.375%, 04/15/11                                        200             212
Bio-Rad Laboratories, Inc.
  11.625%, 02/15/07                                        400             447
Kinetic Concepts, Inc.
  9.625%, 11/01/07                                         250             249
Mariner Post-Accute Network, Inc.
  367.495%**, 11/01/07 #                                   650               3
Meditrust
  7.510%, 09/26/03                                         125             124
Omnicare, Inc.
  8.125%, 03/15/11                                         150             154
Total Renal Care Holdings
  7.000%, 05/15/09                                         317             311

                                                         PAR             VALUE
                                                        (000)            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Triad Hospital Holdings, Inc.
  11.000%, 05/15/09                                    $   300         $   330
                                                                       -------
                                                                         1,830
                                                                       -------
HOME FURNISHINGS - HOUSEWARES--0.3%
Sealy Mattress Co.
  1.000%**, 12/15/07                                       175             172
                                                                       -------

HOTELS & GAMING--8.3%
Ameristar Casinos, Inc.
  10.750%, 02/15/09                                        625             670
Arogosy Gaming Co.
  10.750%, 06/01/09                                        700             752
Coast Hotels & Casinos, Inc.
  9.500%, 04/01/09                                         100             105
Courtyard by Marriott II
  10.750%, 02/01/08                                        600             616
HMH Properties, Inc.
  7.875%, 08/01/08                                         175             167
Hollywood Casino Corp.
  11.250%, 05/01/07                                        300             324
Hollywood Casino Shreveport
  13.000%, 08/01/06                                         75              82
  13.000%, 08/01/06                                        200             213
Hollywood Park, Inc.
  9.250%, 02/15/07                                         500             448
Host Marriott LP
  9.500%, 01/15/07                                         150             151
International Game Technology
  8.375%, 05/15/09                                         325             343
Mikohn Gaming Corp.
  11.875%, 08/15/08                                        300             285
Riviera Holdings, 144A
   11.000%, 06/15/10                                       125             122
Station Casino
  9.875%, 07/01/10                                         175             185
Venetian Casino LV Sands, 144A
  11.000%, 06/15/10                                        675             679
                                                                       -------
                                                                         5,142
                                                                       -------
INTERNET SERVICE PROVIDERS--0.1%
Globix Corp.
  12.500%, 02/10/10                                        200              36
                                                                       -------

MACHINERY--0.6%
NMHG Holding Company, 144A
  10.000%, 05/15/09                                        175             178
Westinghouse Air Brake Co.
  9.375%, 06/15/05                                         225             226
                                                                       -------
                                                                           404
                                                                       -------
MACHINERY (DIVERSIFIED)--0.5%
Alfa Laval Special Financial
  12.125%, 11/15/10                                         65              74
Joy Global, Inc.
  8.750%, 03/15/12                                          25              26
Terex Corp.
  10.375%, 04/01/11                                        200             215
                                                                       -------
                                                                           315
                                                                       -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR             VALUE
                                                        (000)            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MANUFACTURING--3.4%
Actuant Corp.
  13.000%, 05/01/09                                    $   390         $   452
Applied Extrusion Technologies
  10.750%, 07/01/11                                        175             158
Dresser, Inc.
  9.375%, 04/15/11                                         125             127
Foamex LP
  10.750%, 04/01/09                                        100             102
HCC Industries, Inc. @
  10.750%, 05/15/07                                        400             216
Herbst Gaming, Inc.
  10.750%, 09/01/08                                        200             210
International Wire Group, Inc.
  11.750%, 06/01/05                                        600             537
Motors and Gears, Inc.
  10.750%, 11/15/06                                        300             287
                                                                       -------
                                                                         2,089
                                                                       -------
MEDIA--0.2%
Mediacom
  9.500%, 01/15/13                                         175             151
                                                                       -------

MEDICAL INFORMATION SYSTEMS--0.3%
Fisher Scientific International
  8.125%, 05/01/12                                         175             174
                                                                       -------

MEDICAL SERVICES--0.4%
Vicar Operating, Inc.
  9.875%, 12/01/09                                         225             236
                                                                       -------

MEDICAL SUPPLIES & EQUIPMENT--0.3%
Insight Health Services
  9.875%, 11/01/11                                         100             101
Sybron Dental, 144A
  8.125%, 06/15/12                                         100              99
                                                                       -------
                                                                           200
                                                                       -------
METAL COMPONENTS & PRODUCTS--0.9%
Co-Steel, Inc.
  6.500%, 04/30/07                                         150              72
Jorgensen Earle M. Co., 144A
  9.750%, 06/01/12                                         125             123
Trimas Corp., 144A
  9.875%, 06/15/12                                         375             374
                                                       -------         -------
                                                                           569
                                                       -------         -------
METALS & MINING--3.4%
AK Steel Corp., 144A
  7.750%, 06/15/12                                         400             396
Bethlehem Steel#
  10.375%, 09/01/03                                        200              13
Better Minerals & Aggregates
  13.000%, 09/15/09                                        350             329
Compass Minerals Group
  10.000%, 08/15/11                                        150             158
P&L Coal Holdings Corp.
  8.875%, 05/15/08                                         100             105
Russel Metals, Inc.
  10.000%, 06/01/09                                        300             314
Steel Dynamics, Inc.
  9.500%, 03/15/09                                         300             317

                                                         PAR             VALUE
                                                        (000)            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
United States Steel
  10.750%, 08/01/08                                    $   350         $   364
Weirton Steel Corp.
  11.375%, 07/01/04 #                                      100              48
  10.750%, 06/01/05 #                                      150              72
                                                                       -------
                                                                         2,116
                                                                       -------
MISCELLANEOUS CONSUMER PRODUCTS--2.3%
Bally Total Fitness Holdings
  9.875%, 10/15/07                                         350             347
Hasbro, Inc.
  6.600%, 07/15/28                                          50              38
Hedstrom Holdings, Inc. @
  12.000%**, 06/01/09 #                                     50             ---
Jostens, Inc.
  12.750%, 05/01/10                                        300             336
Luscar Coal Ltd.
  9.750%, 10/15/11                                         125             134
Simmons Co.
  10.250%, 03/15/09                                         75              79
Willis Corroon Corp.
  9.000%, 02/01/09                                         500             515
                                                                       -------
                                                                         1,449
                                                                       -------
OFFICE EQUIPMENT & SERVICES--0.5%
IPC Acquisition Corp.
  11.500%, 12/15/09                                        350             336
                                                                       -------

OIL & GAS--1.5%
Encore Acquisition Co., 144A
  8.375%, 06/15/12                                         100             100
Forest Oil Corp.
  10.500%, 01/15/06                                        200             213
Hanover Equipment Trust
  8.500%, 09/01/08                                          75              69
Mission Resources Corp.
  10.875%, 04/01/07                                        100              82
Magnum Hunter
  9.600%, 03/15/12                                          75              77
Pennzoil-Quaker State
  10.000%, 11/01/08                                        125             146
Stone Energy Corp.
  8.250%, 12/15/11                                         225             225
Swift Energy Co.
  9.375%, 05/01/12                                          25              24
                                                                       -------
                                                                           936
                                                                       -------
PAPER & FOREST PRODUCTS--0.5%
Longview Fibre Co.
  10.000%, 01/15/09                                        275             285
                                                                       -------

PAPER & RELATED PRODUCTS--2.4%
Ainsworth Lumber Co.
  12.500%, 07/15/07                                         75              81
Four M Corp.
  12.000%, 06/01/06                                        375             384
Norampac, Inc.
  9.500%, 02/01/08                                          50              53
Packaged Ice, Inc.
  9.750%, 02/01/05                                         250             209
Packaging Corp. of America
  9.625%, 04/01/09                                         175             189

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR             VALUE
                                                        (000)            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Paperboard Industries International, Inc.
  8.375%, 09/15/07                                     $   250         $   244
Potlatch Corp.
  10.000%, 07/15/11                                        250             274
U.S. Timberlands Klam/Finance
  9.625%, 11/15/07                                          50              33
                                                                       -------
                                                                         1,467
                                                                       -------
PHARMACEUTICALS--0.3%
Sepracor, Inc.
  7.000%, 12/15/05                                         300             205
                                                                       -------

PRINTING & PUBLISHING--2.5%
Canwest Media, Inc.
  10.625%, 05/15/11                                        200             199
K-III Communications Corp.
  8.500%, 02/01/06                                         375             289
Quebecor Media Inc.
  11.125%, 07/15/11                                        525             517
Sun Media Corp.
  9.500%, 02/15/07                                         275             286
Transwestern Holdings, LP
  13.467%**, 11/15/08                                      225             228
Transwestern Pub Twp Capital Corp.
  9.625%, 11/15/07                                          50              52
                                                                       -------
                                                                         1,571
                                                                       -------
REAL ESTATE--0.5%
LNR Property Corp.
  10.500%, 01/15/09                                        300             306
                                                                       -------

RECREATIONAL--0.3%
AMF Bowling Worldwide
  13.000%, 02/28/08                                        150             161
                                                                       -------

RENTAL AUTO - EQUIPMENT--1.1%
Universal Compression, Inc.
  8.725%**, 02/15/08                                       700             665
                                                                       -------

RESTAURANTS--1.0%
Foodmaker Corp.
  9.750%, 11/01/03                                         500             505
Foodmaker, Inc.
  8.375%, 04/15/08                                         100             103
                                                                       -------
                                                                           608
                                                                       -------
RETAIL--2.3%
Amerigas Partner Eagle Financial
  8.875%, 05/20/11                                         350             364
Amerigas Partner Apu
  10.000%, 04/15/06                                        250             265
Dillards, Inc.
  7.375%, 06/01/06                                         150             148
Gap, Inc.
  8.150%, 12/15/05                                         300             307
  10.550%, 12/15/08                                        200             206
Yum! Brands Inc
  7.700%, 07/01/12                                         150             150
                                                                       -------
                                                                         1,440
                                                                       -------
SATELLITES--0.7%
Echostar DBS Corp.
  9.125%, 01/15/09                                         450             412

                                                         PAR             VALUE
                                                        (000)            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Orbital Imaging Corp.
  11.625%, 03/01/05 #                                  $   100         $    18
                                                                       -------
                                                                           430
                                                                       -------
SERVICES--2.0%
AP Holdings, Inc. @
  83.112%**, 03/15/08                                      200              34
Avis Group Holdings, Inc.
  11.000%, 05/01/09                                        400             436
Global Imaging Systems, Inc.
  10.750%, 02/15/07                                        350             347
Mail-Well I Corp.
  9.625%, 03/15/12                                         200             201
Mastec, Inc.
  7.750%, 02/01/08                                         100              91
Sitel Corp.
  9.250%, 03/15/06                                         125             118
                                                                       -------
                                                                         1,227
                                                                       -------
SPECIALTY CHEMICALS--0.2%
Kronos International, Inc. 144A
  8.875%, 06/30/09                                         125             123
                                                                       -------

SPECIFIED PURPOSE HOLDING COMPANIES--1.2%
Advance Holding Corp.
  12.680%**, 04/15/09                                      275             274
American Acheivement Corp.
  11.625%, 01/01/07                                        125             129
Meditrust
  7.114%, 08/15/04                                         175             172
P&L Coal Holdings Corp.
  9.625%, 05/15/08                                         175             185
                                                                       -------
                                                                           760
                                                                       -------
SUPERMARKETS--0.0%
Jitney-Jungle Stores of America, Inc.
  12.000%, 03/01/06 #                                      250               -
  10.375%, 09/15/07 #                                    2,500               -
                                                                       -------
                                                                             -
                                                                       -------
TELECOMMUNICATIONS--1.0%
Avaya, Inc.
  11.125%, 04/01/09                                        100              92
Charter Communications Holdings L.L.C
  10.750%, 10/01/09                                        225             158
Dobson Communications
  10.875%, 07/01/10                                         50              30
Horizon PCS, Inc.
  16.239%**,10/01/10                                        50               9
  13.750%, 06/15/11                                        100              33
Nextel Communications
  8.679%, 09/15/07                                         225             123
Nextel Partners, Inc.
  12.500%, 11/15/09                                        250             105
XM Satellite Radio, Inc.
  14.000%, 03/15/10                                        175              82
                                                                       -------
                                                                           632
                                                                       -------
TEXTILES & APPAREL--1.7%
Collins & Aikman Floor Coverings, Inc.
  9.750%, 02/15/10                                         275             281
Dan River, Inc.
  10.125%, 12/15/03                                        525             453

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE HIGH YIELD BOND FUND

                                                         PAR             VALUE
                                                        (000)            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Dyersburg Corp.
  9.750%, 09/01/07 #                                   $   450         $     1
Interface Inc
  10.375%, 02/01/10                                        300             320
                                                                       -------
                                                                         1,055
                                                                       -------
TRANSPORTATION--1.4%
Greyhound Lines
  11.500%, 04/15/07                                        150             141
Petro Stopping Centers
  10.500%, 02/01/07                                        550             528
Petroleum Helicoters, 144A
  9.375%, 05/01/09                                         200             205
                                                                       -------
                                                                           874
                                                                       -------
UTILITIES--0.3%
El Paso Energy Partners, 144A
  8.500%, 06/01/11                                         175             174
                                                                       -------

UTILITIES - WATER--0.6%
Synagro Technologies, Inc.
  9.500%, 04/01/09                                         350             359
                                                                       -------

WASTE MANAGEMENT--0.1%
Iesi Corp., 144A
  10.250%, 06/15/12                                         75              75
                                                                       -------

WIRELESS COMMUNICATIONS--1.5%
Alaska Communications
  9.375%, 05/15/09                                         350             308
KMC Telecom Holdings, Inc.
  118.529%**,02/15/08                                      350               7
McCaw International Ltd.
  14.000%**, 04/15/07                                      200               3
Nextel International, Inc.#
  12.750%, 08/01/10                                        175               3
Rogers Cantel, Inc.
  9.750%, 06/01/16                                         175             123
Rogers Wireless, Inc.
  9.625%, 05/01/11                                          50              34
Triton PCS, Inc.
  10.144%**, 05/01/08                                      475             295
  8.750%, 11/15/11                                         175             108
Ubiquitel Operating Co.
  16.764%**, 04/15/10                                      300              42
                                                                       -------
                                                                           923
                                                                       -------

                                                                       -------
TOTAL CORPORATE BONDS
   (COST $58,925)                                                       55,463
                                                                       -------

                                                       NUMBER
                                                     OF SHARES
------------------------------------------------------------------------------
COMMON STOCKS--0.2%
------------------------------------------------------------------------------
Adelphia Business Solutions, Inc.                        2,490         $     -
Granite Broadcasting Corp.                               8,400              20
Hedstrom Holdings, Inc.*                                 6,065               -

                                                       NUMBER            VALUE
                                                     OF SHARES           (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Joy Global, Inc.*                                        2,750         $    48
Microcell Telecommunications, Inc.*                      1,117               -
Pathmark Stores, Inc.*                                   1,532              29
Safelite Glass Corp.*                                    1,935               -
Safelite Realty Corp.*                                     130               -
                                                                       -------

TOTAL COMMON STOCKS
   (COST $661)                                                              97
                                                                       -------

------------------------------------------------------------------------------
PREFERRED STOCKS--5.2%
------------------------------------------------------------------------------
AUTOMOBILES & RELATED--0.3%
Ford Motor Co. Cap Tr II 6.500%                          3,375             190
                                                                       -------

BROADCAST/MEDIA--1.8%
Cumulus Media, Inc. 13.750% *                              327             363
Granite Broadcasting 12.750% *                             541             357
Paxson Communications Corp. 13.250% * @                     39               3
Sinclair Capital 11.625%                                 3,850             400
                                                                       -------
                                                                         1,123
                                                                       -------
CABLE OPERATORS--0.9%
CSC Holdings, Inc. 11.125%                               2,117             142
CSC Holdings, Inc. 11.750%                               6,359             407
                                                                       -------
                                                                           549
                                                                       -------
CHEMICALS--0.3%
Avecia Group PLC                                         7,000             165
                                                                       -------

COMPUTER SERVICES & SOFTWARE--0.0%
Rhythms Netconnections, Inc. 6.750% *                    1,700               -
                                                                       -------

ELECTRIC UTILITIES--0.8%
TNP Enterprises, Inc. 14.500% *                          4,760             471
                                                                       -------

FINANCE--0.1%
Bank United Capital Trust 10.250%                          125             120
                                                                       -------

INDUSTRIAL - OTHER--0.7%
Anvil Holdings, Inc. 13.000% *                          25,817             465
                                                                       -------

LONG DISTANCE--0.0%
Global Crossing Holdings Ltd. 10.500%                    3,210               2
                                                                       -------

WIRELESS COMMUNICATIONS--0.2%
Dobson Communications Corp. 12.250% *                       96              42
Dobson Communications Corp. 12.250% *                      103              45
Rural Cellular Corp. 11.375% *                             198              38
                                                                       -------
                                                                           125
                                                                       -------
WIRELINE COMMUNICATIONS--0.1%
E. Spire Communications, Inc. 12.750% * @                2,198               -
Intermedia Communications, Inc. 13.500% *                   92               -
Pegasus Satellite 12.750% *                                296              36
XO Communications, Inc. 14.000% *                        5,520               -
                                                                       -------
                                                                            36
                                                                       -------

TOTAL PREFERRED STOCKS
   (COST $4,761)                                                         3,246
                                                                       -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONCLUDED)
THE HIGH YIELD BOND FUND

                                                      NUMBER             VALUE
                                                   OF WARRANTS           (000)
------------------------------------------------------------------------------
WARRANTS--0.1%
------------------------------------------------------------------------------
Allegiance Telecom, Inc. * @                               250         $     1
Asat Finance * @                                           100               2
Cybernet Internet Services * @                             150               -
Hedstorm Holdings Warrants * @                             258               -
Horizon Pcs, Inc. *                                        350               -
iPCS, Inc. *                                               300               -
Jostens, Inc. *                                            200               2
KMC Telecom Holdings, Inc. * @                             200               -
Leap Wireless International *                              275               1
Mikohn Gaming Corp. *                                      300               1
Pathmark Stores, Inc. * @                                2,350              12
Safelite Glass Corp. Class A * @                         4,743               -
Safelite Glass Corp. Class B * @                         3,162               -
SW Acquistion *                                            200               6
Travelcenters of America *                               1,800              21
Ubiquitel, Inc. *                                          900              13
UIH Australia * @                                          175               -
                                                                       -------

TOTAL WARRANTS
   (COST $159)                                                              59
                                                                       -------

                                                       NUMBER            VALUE
                                                     OF SHARES           (000)
------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--2.7%
------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
   (COST $1,706)                                     1,706,067           1,706
                                                                       -------

TOTAL INVESTMENT--97.4%
   (COST $66,212) (a)                                                   60,571

OTHER ASSETS IN EXCESS
   OF LIABILITIES--2.6%                                                  1,607
                                                                       -------

NET ASSETS APPLICABLE TO 8,591,286
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100.0%                                     $ 62,178
                                                                      ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                         $   7.24
                                                                      ========


-----------
* Non-Income Producing Security
** Effective Yield
@ Restricted Security
# Security in Default
ADR - American Depository Receipt

(a) At June 30, 2002, the cost for Federal income tax purposes was $66,245,557. Net unrealized depreciation was ($5,674,469). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,882,549 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($7,557,018).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE GROWTH EQUITY FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
COMMON STOCKS--95.2%
------------------------------------------------------------------------------
AEROSPACE & DEFENSE--10.6%
Alliant Techsystems, Inc.*                              90,000        $  5,742
General Dynamics Corp.                                  25,000           2,659
Lockheed Martin Corp.                                   50,000           3,475
Northrop Grumman Corp.                                  25,000           3,125
                                                                       -------
                                                                        15,001
BANKING--1.2%
Charter One Financial, Inc.                             50,000           1,719
                                                                       -------
BUILDING & REAL ESTATE--7.4%
Lennar Corp.                                           100,000           6,120
Pulte Corp.                                             75,000           4,311
                                                                       -------
                                                                        10,431
                                                                       -------
BUILDING PRODUCTS & SUPPLIES--3.3%
Kb Home                                                 25,000           1,288
Lowe's Companies, Inc.                                  75,000           3,405
                                                                       -------
                                                                         4,693
                                                                       -------
COMPUTER SERVICES & SOFTWARE--10.9%
Affiliated Computer Services, Inc.*                    100,000           4,748
First Data Corp.                                        75,000           2,790
Intuit, Inc.*                                           50,000           2,486
Microsoft Corp.*                                       100,000           5,470
                                                                       -------
                                                                        15,494
                                                                       -------
COSMETICS & TOILETRIES--3.2%
Procter & Gamble Co.                                    50,000           4,465
                                                                       -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--4.6%
KLA-Tencor Corp.*                                       25,000           1,100
L-3 Communications Holdings, Inc.*                     100,000           5,400
                                                                       -------
                                                                         6,500
                                                                       -------
FINANCE--9.8%
Ambac Financial Group, Inc.                             75,000           5,040
Countrywide Credit Industries, Inc.                     75,000           3,619
Moody's Corp.                                           50,000           2,487
Washington Mutual, Inc.                                 75,000           2,783
                                                                       -------
                                                                        13,929
                                                                       -------
FOOD & BEVERAGES--4.5%
Coca-Cola Co.                                           50,000           2,800
PepsiCo, Inc.                                           75,000           3,615
                                                                       -------
                                                                         6,415
                                                                       -------
HEALTHCARE--12.9%
HCA - The Healthcare Corp.                              50,000           2,375
Tenet Healthcare Corp.*                                100,000           7,155
UnitedHealth Group, Inc.                                75,000           6,866
Wellpoint Health Networks, Inc.*                        25,000           1,945
                                                                       -------
                                                                        18,341
                                                                       -------
HOMEBUILDING--3.0%
D.R. Horton, Inc.                                      100,000           2,603
NVR, Inc.*                                               5,000           1,615
                                                                       -------
                                                                         4,218
                                                                       -------
INSURANCE--4.8%
Anthem, Inc.*                                          100,000           6,748
                                                                       -------
MEDICAL SERVICES & EQUIPMENT--1.5%
Quest Diagnostics, Inc.*                                25,000           2,151
                                                                       -------
PHARMACEUTICALS--9.1%
Amerisourcebergen Corp.                                100,000           7,600
Johnson & Johnson                                      100,000           5,226
                                                                       -------
                                                                        12,826
                                                                       -------

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
RETAIL--8.4%
AutoZone, Inc.*                                         50,000        $  3,865
Bed, Bath & Beyond, Inc.*                               50,000           1,887
Kohl's Corp.*                                           50,000           3,504
Sears, Roebuck & Co.                                    50,000           2,716
                                                                       -------
                                                                        11,972
                                                                       -------

TOTAL COMMON STOCKS
   (COST $131,776)                                                     134,903
                                                                       -------

------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--11.9%
------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempCash                                   8,415,522         8,416
BlackRock Provident Institutional
    Funds - TempFund                                   8,415,522         8,415
                                                                       -------

TOTAL SHORT-TERM INVESTMENTS
   (COST $16,831)                                                       16,831
                                                                       -------

                                                         PAR
                                                        (000)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--3.7%
------------------------------------------------------------------------------
PNC Securities Corp.
   (COST $5,243)                                         5,243           5,243
                                                                       -------

TOTAL INVESTMENTS--110.8%
   (COST $153,850) (a)                                                 156,977

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(10.8%)                                             (15,350)
                                                                       -------

NET ASSETS APPLICABLE TO 11,352,618
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING--100.0%                                       $141,627
                                                                      ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                          $  12.48
                                                                      ========

-------------
*Non-Income Producing Security

(a) At June 30, 2002, the cost for Federal income tax purposes was $156,886,429. Net unrealized appreciation was $90,115. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,357,110 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($3,266,995).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE LARGE CAP VALUE FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
COMMON STOCKS--94.1%
------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.9%
Boeing Co.                                              28,600         $ 1,287
Lockheed Martin Corp.                                   14,300             994
Northrop Grumman Corp.                                  15,300           1,912
                                                                       -------
                                                                         4,193
                                                                       -------
AUTOMOBILES & RELATED--0.1%
Delphi Automotive Systems Corp.                         19,300             255
                                                                       -------

BANKING--13.1%
Bank of America Corp.                                   82,500           5,805
Bank of New York Co., Inc.                              46,700           1,576
Banknorth Group, Inc.                                   12,900             336
BB&T Corp.                                              20,400             787
Charter One Financial, Inc.                            100,000           3,438
Comerica, Inc.                                          58,200           3,573
FleetBoston Financial Corp.                             27,300             883
M&T Bank Corp.                                          16,700           1,432
Mellon Financial Corp.                                  52,300           1,644
Mercantile Bankshares Corp.                              6,900             283
U.S. Bancorp                                           216,000           5,044
Wachovia Corp.                                          66,400           2,535
Wells Fargo & Co.                                       39,100           1,957
Zions Bancorp                                            8,800             458
                                                                       -------
                                                                        29,751
                                                                       -------
BROADCAST/MEDIA--1.9%
Charter Communications, Inc.*                           66,700             272
Comcast Corp.*                                          49,700           1,185
Liberty Media Corp.*                                   170,400           1,704
USA Interactive*                                        46,500           1,090
                                                                       -------
                                                                         4,251
                                                                       -------
CHEMICALS--2.0%
Du Pont (E.I.) de Nemours and Co.                       30,800           1,368
Engelhard Corp.                                         54,700           1,549
PPG Industries, Inc.                                    18,400           1,139
Rohm & Haas Co.                                         10,800             437
                                                                       -------
                                                                         4,493
                                                                       -------
COMMERCIAL SERVICES--0.1%
Service Master Co.                                      18,500             254
                                                                       -------

COMPUTER - INTERNET SERVICES & SOFTWARE--0.3%
KPMG Consulting, Inc.*                                  40,800             606
                                                                       -------

COMPUTER SERVICES & SOFTWARE--1.4%
BMC Software, Inc.*                                     71,900           1,194
Computer Associates International, Inc.                 72,300           1,149
NCR Corp.*                                              26,200             907
                                                                       -------
                                                                         3,250
                                                                       -------
COMPUTERS & OFFICE EQUIPMENT--2.0%
Hewlett-Packard Co.                                    234,244           3,579
International Business Machines Corp.                   12,500             900
                                                                       -------
                                                                         4,479
                                                                       -------

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
CONSUMER PRODUCTS--4.0%
Cendant Corp.*                                         81,500          $ 1,294
Fortune Brands, Inc.                                    65,200           3,651
Newell Rubbermaid, Inc.                                 12,700             445
Philip Morris Cos., Inc.                                84,400           3,687
                                                                       -------
                                                                         9,077
                                                                       -------
CONTAINERS--1.3%
Smurfit-Stone Container Corp.*                          83,000           1,280
Sonoco Products Co.                                     57,100           1,617
                                                                       -------
                                                                         2,897
                                                                       -------
COSMETICS & TOILETRIES--1.3%
Colgate-Palmolive Co.                                   16,200             811
Kimberly-Clark Corp.                                    35,600           2,207
                                                                       -------
                                                                         3,018
                                                                       -------
DIVERSIFIED OPERATIONS--1.3%
Honeywell International, Inc.                           25,900             912
Illinois Tool Works, Inc.                                5,800             396
Pall Corp.                                              30,700             637
Tyco International Ltd.                                 76,300           1,031
                                                                       -------
                                                                         2,976
                                                                       -------
ELECTRIC PRODUCTS--0.4%
Emerson Electric Co.                                    18,500             990
                                                                       -------

ELECTRONICS--0.2%
Arrow Electronics, Inc.                                  9,500             197
Flextronics International, Ltd. *                       37,300             266
                                                                       -------
                                                                           463
                                                                       -------
ENERGY RESOURCES & SERVICES--5.9%
Cinergy Corp.                                           39,900           1,436
Constellation Energy Group                              16,300             478
Dominion Resources, Inc.                                 9,500             629
DPL, Inc.                                               68,100           1,801
DTE Energy Co.                                           5,200             232
Duke Energy Corp.                                       25,100             781
Edison International*                                   29,000             493
Entergy Corp.                                           41,800           1,774
FirstEnergy Corp.                                       17,300             577
FPL Group, Inc.                                          6,700             402
Northeast Utilities                                     40,000             752
Peabody Energy Corp.*                                   19,100             541
PPL Corp.                                               15,100             500
Progress Energy, Inc.                                   46,800           2,434
Reliant Energy, Inc.                                    31,300             529
                                                                       -------
                                                                        13,359
                                                                       -------
ENTERTAINMENT & LEISURE--1.1%
Royal Caribbean Cruises Ltd.                            26,300             513
The Walt Disney Co.                                    110,500           2,088
                                                                       -------
                                                                         2,601
                                                                       -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE LARGE CAP VALUE FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
FINANCE--11.7%
Ambac Financial Group, Inc.                            14,200          $   954
Citigroup, Inc.                                        216,000           8,370
Federal Home Loan Mortgage Corp.                        42,200           2,583
Federal National Mortgage Association                   34,300           2,530
GreenPoint Financial Corp.                               7,000             344
Household International, Inc.                           19,900             989
J.P. Morgan Chase & Co.                                 47,600           1,615
Lehman Brothers Holdings, Inc.                          17,400           1,088
MBIA, Inc.                                               9,300             526
MBNA Corp.                                              17,300             572
Merrill Lynch & Co., Inc.                               55,300           2,240
Morgan Stanley Dean Witter & Co.                        44,300           1,908
Washington Mutual, Inc.                                 71,600           2,657
                                                                       -------
                                                                        26,376
                                                                       -------
FOOD & BEVERAGES--2.1%
Brown-Forman Corp.                                       6,200             428
Coca-Cola Enterprises, Inc.                             26,400             583
General Mills, Inc.                                     24,600           1,084
Heinz (H.J.) Co.                                        39,500           1,623
Pepsi Bottling Group, Inc.                              36,900           1,137
                                                                       -------
                                                                         4,855
                                                                       -------
HEALTHCARE--0.8%
HCA - The Healthcare Corp.                              36,600           1,739
                                                                       -------

HOTELS & RESORTS--0.3%
Marriott International, Inc.                            17,800             677
                                                                       -------

INSTRUMENTS - CONTROLS--0.6%
Parker-Hannifin Corp.                                   28,200           1,348
                                                                       -------

INSURANCE--7.0%
ACE Ltd.                                                88,300           2,790
American International Group, Inc.                      15,600           1,064
Anthem, Inc.*                                           23,600           1,593
Chubb Corp.                                              4,100             290
CIGNA Corp.                                             24,400           2,377
Hartford Financial Services Group, Inc.                 15,300             910
Radian Group, Inc.                                      49,300           2,408
The PMI Group, Inc.                                     29,500           1,127
UnumProvident Corp.                                     11,800             300
XL Capital Ltd.                                         34,500           2,922
                                                                       -------
                                                                        15,781
                                                                       -------

MANUFACTURING--1.2%
Cooper Industries, Ltd.                                 46,600           1,831
                                                                       -------
Ingersoll Rand Co. Ltd.                                 17,800             813
                                                                       -------
                                                                         2,644
                                                                       -------
MEDICAL SERVICES & EQUIPMENT--0.1%
Zimmer Holdings, Inc.*                                   8,690             310
                                                                       -------

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
OIL & GAS--10.3%
ChevronTexaco Corp.                                    10,600          $   938
Conoco, Inc.                                            63,600           1,768
Devon Energy Corp.                                      15,700             774
Dynegy, Inc.                                            54,300             391
El Paso Corp.                                           39,000             804
Exxon Mobil Corp.                                      231,600           9,477
Marathon Oil Corp.                                      31,100             843
National Fuel Gas Co.                                   15,300             344
Phillips Petroleum Co.                                  31,000           1,825
Royal Dutch Petroleum Co.                               28,200           1,559
Total Fina Elf SA ADR                                   34,400           2,783
Unocal Corp.                                            51,800           1,913
                                                                       -------
                                                                        23,419
                                                                       -------
PAPER & RELATED PRODUCTS--2.0%
Abitibi-Consolidated, Inc.                             101,300             935
Boise Cascade Corp.                                     24,100             832
International Paper Co.                                 42,300           1,843
Weyerhaeuser Co.                                        13,100             836
                                                                       -------
                                                                         4,446
                                                                       -------
PHARMACEUTICALS--2.6%
Abbott Laboratories                                     23,100             870
Bristol-Myers Squibb Co.                                34,800             894
Johnson & Johnson                                       12,100             632
Merck & Co., Inc.                                       57,100           2,892
Schering-Plough Corp.                                   24,200             595
                                                                       -------
                                                                         5,883
                                                                       -------
PRINTING & PUBLISHING--0.4%
Tribune Co.                                             11,200             487
Valassis Communications, Inc.*                          10,300             376
                                                                       -------
                                                                           863
                                                                       -------
RESTAURANTS--1.3%
Darden Restaurants, Inc.                                 4,800             119
McDonald's Corp.                                        79,900           2,273
Yum! Brands, Inc.*                                      17,500             512
                                                                       -------
                                                                         2,904
                                                                       -------
RETAIL--3.7%
Federated Department Stores, Inc.*                      26,300           1,044
Kroger Co.*                                             98,500           1,960
Limited, Inc.                                           26,200             558
May Department Stores Co.                               13,600             448
Office Depot, Inc.*                                     45,400             763
Penney (J.C.) Co., Inc.                                 92,200           2,030
Rite Aid Corp.*                                         45,900             108
Safeway, Inc.*                                          13,800             403
TJX Cos., Inc.                                          49,100             963
                                                                       -------
                                                                         8,277
                                                                       -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONCLUDED)
THE LARGE CAP VALUE FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TELECOMMUNICATIONS--7.0%
ALLTEL Corp.                                            14,100         $   663
AT&T Wireless Services, Inc.*                           62,900             368
BellSouth Corp.                                         89,700           2,826
Citizens Communications Co.*                            39,600             331
Qwest Communications International, Inc.               247,400             693
SBC Communications, Inc.                               161,400           4,923
Sprint Corp.                                            84,500             897
Verizon Communications                                 129,200           5,187
                                                                       -------
                                                                        15,888
                                                                       -------
TOBACCO--0.7%
Berkshire Hathaway, Inc.*                                  695           1,553
                                                                       -------

TRANSPORTATION & RELATED SERVICES--2.0%
CSX Corp.                                               13,800             484
Union Pacific Corp.                                     63,700           4,031
                                                                       -------
                                                                         4,515
                                                                       -------
WASTE MANAGEMENT--1.6%
                                                                       -------
Republic Services, Inc.*                               122,000           2,327
Waste Management, Inc.                                  48,000           1,250
                                                                       -------
                                                                         3,577
                                                                       -------
WHOLESALE DISTRIBUTOR--0.4%
Grainger (W.W.), Inc.                                   19,100             957
                                                                       -------

TOTAL COMMON STOCKS
   (COST $210,260)                                                     212,925
                                                                       -------

------------------------------------------------------------------------------
PREFERRED STOCKS--2.3%
------------------------------------------------------------------------------
Anthem, Inc. 6.00%                                       6,850             569
Ford Motor Co. Cap Tr II 6.50%                          29,600           1,665
General Motors 5.25%                                    10,400             273
Motorola Inc. 7.00%                                     28,800           1,321
Travelers Property Casualty Corp. 4.5%                  27,200             643
TXU CORP 8.75%                                          13,100             710
                                                                       -------

TOTAL PREFERRED STOCKS
   (COST $4,833)                                                         5,181
                                                                       -------

------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--2.5%
------------------------------------------------------------------------------
APARTMENTS--1.9%
Archstone Smith Trust                                   56,800           1,517
Equity Residential Properties Trust                     94,300           2,711
                                                                       -------
                                                                         4,228
                                                                       -------
OFFICE PROPERTY--0.7%
Boston Properties, Inc.                                  1,600              64
Equity Office Properties Trust                          46,800           1,409
                                                                       -------
                                                                         1,473
                                                                       -------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
   (COST $4,928)                                                         5,701
                                                                       -------

                                                         PAR             VALUE
                                                        (000)            (000)
------------------------------------------------------------------------------
CONVERTIBLE BONDS--0.7%
------------------------------------------------------------------------------
Freeport-McMoRan
     8.250%, 01/31/06                                  $   240         $   361
Service Corp.  International
     6.750%, 06/22/08                                    1,190           1,153
                                                                       -------

TOTAL CONVERTIBLE BONDS
   (COST $1,433)                                                         1,514
                                                                       -------

                                                      NUMBER
                                                    OF SHARES
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.3%
BlackRock Provident Institutional
     Funds - Tempcash                                  395,029             395
BlackRock Provident Institutional
     Funds - Tempfund                                  395,036             395
                                                                       -------

TOTAL SHORT-TERM INVESTMENTS
   (COST $790)                                                             790
                                                                       -------

TOTAL INVESTMENTS--99.9%
   (COST $222,244) (a)                                                 226,111

OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.1%                                                    161
                                                                       -------

NET ASSETS APPLICABLE TO 13,884,650
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100.0%                                     $226,272
                                                                      ========

NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                            $ 16.30
                                                                       =======

---------------
* Non-Income Producing Security
ADR - American Depository Receipt

(a) At June 30, 2002, the cost for Federal income tax purposes was $223,256,409. Net unrealized appreciation was $2,855,126. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $27,825,331 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($24,970,205).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE FLEXIBLY MANAGED FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
COMMON STOCKS--57.7%
------------------------------------------------------------------------------
BROADCAST/MEDIA--1.3%
Meredith Corp.                                         186,000         $ 7,133
                                                                       -------

CHEMICALS--5.6%
Agrium, Inc.                                           300,100           2,821
Cabot Corp.                                             80,300           2,301
Du Pont (E.I.) de Nemours and Co.                       61,000           2,708
Great Lakes Chemical Corp.                             288,000           7,629
Hercules, Inc.                                          55,000             638
Imperial Chemical Industries                           215,000           4,139
Octel Corp.*                                           453,000          11,484
                                                                       -------
                                                                        31,720
                                                                       -------
COMPUTERS & OFFICE EQUIPMENT--0.8%
Hewlett-Packard Co.                                    311,000           4,752
                                                                       -------

CONSUMER PRODUCTS--2.9%
Fortune Brands, Inc.                                   157,000           8,792
Philip Morris Cos., Inc.                               175,000           7,644
                                                                       -------
                                                                        16,436
                                                                       -------
CONTAINERS--0.1%
Longview Fibre Co.                                      84,000             791
                                                                       -------

DIVERSIFIED OPERATIONS--1.4%
3M Co.                                                  45,000           5,535
Tyco International Ltd.                                192,500           2,601
                                                                       -------
                                                                         8,136
                                                                       -------
ENERGY RESOURCES & SERVICES--3.2%
FirstEnergy Corp.                                      308,565          10,300
Great Plains Energy, Inc.                               36,500             743
Unisource Energy Corp.                                 372,000           6,919
                                                                       -------
                                                                        17,962
                                                                       -------
FINANCIAL SERVICES - DIVERSIFIED--0.2%
Prudential Financial Inc.                               41,000           1,368
                                                                       -------

HOTELS & GAMING--0.5%
Mandalay Resort Group*                                 106,000           2,922
                                                                       -------

HOTELS & RESORTS--0.6%
Marriott International, Inc.                            96,000           3,653
                                                                       -------

HOUSEWARES--0.2%
National Presto Industries, Inc.                        26,000             832
                                                                       -------

INSURANCE--4.9%
Leucadia National Corp.                                 65,000           2,058
Loews Corp.                                            213,000          11,287
Mutual Risk Management Ltd.                            158,000              16
SAFECO Corp.                                           263,000           8,124
Unitrin, Inc.                                           31,000           1,109
White Mountains Insurance Group, Inc.                   16,000           5,064
                                                                       -------
                                                                        27,658
                                                                       -------
MEDIA & COMMUNICATIONS--0.5%
AOL Time Warner*                                       198,000           2,913
                                                                       -------

METAL COMPONENTS & PRODUCTS--1.2%
Phelps Dodge Corp.                                     171,000           7,045
                                                                       -------

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
METALS & MINING--3.5%
Newmont Mining Corp.                                   722,200         $19,016
Placer Dome, Inc.                                       48,000             538
                                                                       -------
                                                                        19,554
                                                                       -------
MINING - GOLD--1.3%
Potash Corp. of Saskatchewan, Inc.                     106,000           7,070
                                                                       -------

OIL & GAS--9.8%
Amerada Hess Corp.                                     244,000          20,130
ChevronTexaco Corp.                                     55,440           4,906
Devon Energy Corp.                                      70,995           3,499
El Paso Corp.                                          287,000           5,915
Imperial Oil Ltd.                                      202,000           6,300
Marathon Oil Corp.                                     255,000           6,916
Murphy Oil Corp.                                        96,000           7,920
                                                                       -------
                                                                        55,586
                                                                       -------
PAPER & RELATED PRODUCTS--1.4%
Meadwestavco Corp.                                      44,000           1,477
Potlatch Corp.                                         146,000           4,967
Weyerhaeuser Co.                                        19,000           1,213
                                                                       -------
                                                                         7,657
                                                                       -------
PHARMACEUTICALS--3.4%
Bristol-Myers Squibb Co.                               187,000           4,806
Merck & Co., Inc.                                      170,000           8,609
Schering-Plough Corp.                                  246,000           6,052
                                                                       -------
                                                                        19,467
                                                                       -------
PRINTING & PUBLISHING--3.8%
Donnelley (R.R.) & Sons Co.                            131,000           3,609
New York Times Co.                                     113,000           5,819
Reader's Digest Association, Inc.                      155,000           2,903
Washington Post Co.                                     16,600           9,047
                                                                       -------
                                                                        21,378
                                                                       -------
RETAIL--2.5%
CVS Corp.                                              140,000           4,284
Gap, Inc.                                              295,000           4,189
Hasbro, Inc.                                           232,000           3,146
Nordstrom, Inc.                                         53,000           1,200
Petrie Stores Corp.*                                   1,380,000         1,201
                                                                       -------
                                                                        14,020
                                                                       -------
TELECOMMUNICATIONS--2.9%
AT&T Corp.                                             523,000           5,596
Sprint Corp.                                           326,000           3,459
Verizon Communications                                 188,000           7,548
                                                                       -------
                                                                        16,603
                                                                       -------
TOBACCO--0.5%
Loews Group - Carolina Group                           103,000           2,786
                                                                       -------

TRANSPORTATION & RELATED SERVICES--4.1%
Burlington Northern Santa Fe Corp.                     157,000           4,710
Overseas Shipholding Group, Inc.                       116,000           2,445
Ryder System, Inc.                                     595,000          16,119
                                                                       -------
                                                                        23,274
                                                                       -------
WASTE MANAGEMENT--1.1%
Waste Management, Inc.                                 239,000           6,226
                                                                       -------

TOTAL COMMON STOCKS
   (COST $262,077)                                                     326,942
                                                                       -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
PREFERRED STOCKS--10.9%
------------------------------------------------------------------------------
Cummins Capital Trust I*                                30,000         $ 1,455
El Paso Energy Capital Trust I                          39,000           1,435
Entergy Gulf States Utilities, Inc.                      6,865             339
Ford Motor Co. Cap Tr II                               150,000           8,437
Hercules Trust II                                       25,000           1,304
Lucent Technologies Inc.                               102,000           4,947
Newell Financial Trust                                  86,000           3,977
Owens - Illinois, Inc.                                 133,100           3,075
Pacific Gas & Electric                                   7,500             174
Rouse Co.                                              236,000          11,092
Sealed Air Corp.                                        53,000           2,165
Southern Cal Ed                                          2,600             228
Travelers Property Casualty Corp.                       55,000           1,301
Union Pacific Capital Trust                            254,000          13,240
Unocal Corp.                                           166,000           8,362
                                                                       -------

TOTAL PREFERRED STOCKS
   (COST $61,858)                                                       61,531
                                                                       -------

------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST--0.2%
------------------------------------------------------------------------------
Rouse Co.
   (COST $644)                                          31,000           1,023
                                                                       -------

------------------------------------------------------------------------------
FOREIGN STOCK--0.2%
------------------------------------------------------------------------------
Bergesen D.Y. AS Class-A
   (COST $954)                                          52,050           1,110
                                                                       -------

------------------------------------------------------------------------------
RIGHTS -- 0.0%
------------------------------------------------------------------------------
Hills Stores Co. *
   (COST $0)                                            93,000               -
                                                                       -------

                                                        PAR
                                                       (000)
------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--0.7%
------------------------------------------------------------------------------
U.S. Treasury Notes
     5.875% , 09/30/02
   (COST $4,279)                                       $ 4,275           4,320
                                                                       -------

------------------------------------------------------------------------------
AGENCY OBLIGATIONS--1.6%
------------------------------------------------------------------------------
Federal National Mortgage Assocation
     4.750% , 11/14/03                                   4,500           4,639
     5.125% , 02/13/04                                   4,500           4,669
                                                                       -------

TOTAL AGENCY OBLIGATIONS
   (COST $9,022)                                                         9,308
                                                                       -------

------------------------------------------------------------------------------
CORPORATE BONDS--1.0%
------------------------------------------------------------------------------
BellSouth Telecommunications
     5.850% , 11/15/45                                   1,600           1,301
Potlatch Corp. @
     10.000% , 07/15/11                                  1,140           1,248
Siebel Systems, Inc.
     5.500% , 09/15/06                                   3,100           3,065
                                                                       -------

TOTAL CORPORATE BONDS
   (COST $5,852)                                                         5,614
                                                                       -------

                                                        PAR              VALUE
                                                       (000)             (000)
------------------------------------------------------------------------------
CONVERTIBLE BONDS --10.0%
------------------------------------------------------------------------------
Gap, Inc.
      5.750% , 03/15/09                                $ 1,875         $ 2,142
HealthSouth Corp.
     3.250% , 04/01/03                                   5,700           5,643
Hilton Hotels Corp.
     5.000% , 05/15/06                                  16,200          15,187
Inco Ltd.
     5.750% , 07/01/04                                  10,800          11,070
Liberty Media
     3.250% , 03/15/31                                   2,800           2,635
Loews Corp.
     3.125% , 09/15/07                                   9,200           8,039
Oak Industries
     4.875% , 03/01/08                                   1,000             645
Ogden Corp.
     5.750% , 10/20/02                                     250              75
Orion Power Holdings, Inc.
     4.500% , 06/01/08                                   2,300           2,289
Peregrine Systems, Inc.
     5.500% , 11/15/07                                   2,800           1,005
Sepracor, Inc.
     7.000%, 12/15/05                                    1,450             993
     5.000%, 02/15/07                                    1,550             887
Teck Corp.
     3.750%, 07/15/06                                    7,050           6,204
                                                                       -------

TOTAL CONVERTIBLE BONDS
   (COST $57,928)                                                       56,814
                                                                       -------

------------------------------------------------------------------------------
STEP-UP BONDS--0.3%
------------------------------------------------------------------------------
Paxson Communications
     18.448%, 01/15/09
   (COST $1,915)                                         3,000           1,702
                                                                       -------

------------------------------------------------------------------------------
ZERO COUPON BONDS --8.5%
------------------------------------------------------------------------------
Alergan, Inc.
      2.565%** , 11/01/20                                1,500             945
Corning, Inc.
      15.256%** , 11/08/15                               7,000           3,500
Inco Ltd. @
     3.036%** , 05/15/06                                   950             626
Lowe's Companies, Inc. @
     0.929%** , 02/16/21                                 1,300           1,053
Merrill Lynch & Co.
     2.163%** , 05/23/31                                 9,200           4,508
Motorola, Inc.
     2.323%** , 09/27/13                                 5,235           3,926
Omnicom Group, Inc.
     1.828%** , 02/07/31                                 3,000           2,809
Roche Holdings, Inc.
     3.561%** , 07/25/21 @                              32,550          16,926
     6.207%**, 05/06/12 @                                1,900           1,069
     6.536%**, 04/20/10                                 12,000           7,230

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONCLUDED)
THE FLEXIBLY MANAGED FUND

                                                        PAR              VALUE
                                                       (000)             (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Tyco International
     2.916%**, 02/12/21                                  5,750         $ 3,968
USF & G Corp.
     9.244%**, 02/12/21                                  1,987           1,431
                                                                       -------

TOTAL ZERO COUPON BONDS
   (COST $47,696)                                                       47,991
                                                                       -------

                                                      NUMBER
                                                    OF SHARES
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.8%
------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
   (COST $55,562)                                   55,561,692          55,562
                                                                       -------

TOTAL INVESTMENTS--100.9%
   (COST $507,787)                                                     571,917

LIABILITIES IN EXCESS
   OF OTHER ASSETS--(0.9%)                                              (4,993)
                                                                       -------

NET ASSETS APPICABLE TO 27,339,041
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING -- 100.0%                                   $566,924
                                                                      ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                          $ 20.74
                                                                       =======

-----------------------
* Non-Income Producing Security
** Effective Yield
@ Restricted Security
ADR - American Depository Receipt

(a) At June 30, 2002, the cost for Federal income tax purposes was $509,484,347. Net unrealized appreciation was $62,432,717. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $92,275,373 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($29,842,656).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE INTERNATIONAL EQUITY FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
COMMON STOCKS--93.6%
------------------------------------------------------------------------------
AUSTRALIA--6.7%
Australia & New Zealand Banking Group Ltd.             292,500         $ 3,167
John Fairfax Holdings Ltd.                           1,085,900           2,018
Tabcorp Holdings Ltd.                                  271,200           1,903
Telstra Corporation Ltd.                               631,700           1,653
                                                                       -------
                                                                         8,741
                                                                       -------
BELGIUM--1.8%
Dexia                                                  148,400           2,288
                                                                       -------

BRAZIL--1.0%
Souza Cruz SA                                          259,600           1,339
                                                                       -------

DENMARK--4.0%
Carlsberg A/S                                           36,700           1,922
Novo Nordisk A/S-B                                      97,700           3,234
                                                                       -------
                                                                         5,156
                                                                       -------
FRANCE--4.0%
Societe Generale                                        20,700           1,364
Societe Television Francaise 1                          62,100           1,663
TotalFina SA                                            13,535           2,198
                                                                       -------
                                                                         5,225
                                                                       -------
GERMANY--2.4%
Altana AG                                               26,400           1,432
Muenchener Rueckversicherungs-Gesellschaft AG            6,880           1,631
                                                                       -------
                                                                         3,063
                                                                       -------
HONG KONG--4.2%
Dah Sing Financial Group                               402,800           1,962
Hong Kong Electric Holdings Ltd.                       443,500           1,658
Kowloon Motor Bus Hldgs Ltd.                           329,400           1,782
                                                                       -------
                                                                         5,402
                                                                       -------
INDIA--2.1%
Dr. Reddy's Labortories Ltd. ADR*+                      62,800           1,218
Itc, Ltd. GDR                                          117,100           1,546
                                                                       -------
                                                                         2,764
                                                                       -------
IRELAND--4.1%
Bank of Ireland                                        210,000           2,615
Kerry Group PLC                                        179,300           2,656
                                                                       -------
                                                                         5,271
                                                                       -------
ITALY--1.6%
Eni SpA                                                126,900           2,018
                                                                       -------

JAPAN--9.7%
Canon, Inc.                                                700              26
Honda Motor Co. Ltd.                                    54,700           2,218
Nippon Television Network Corp.                          6,050           1,350
Takeda Chemical Industries Ltd.                         81,000           3,555
Tokyo Broadcasting System, Inc.                         77,000           1,725
Tokyo Gas Company Ltd.                                 741,000           2,059
Yasuda Fire & Marine Insurance Co. Ltd.                278,000           1,702
                                                                       -------
                                                                        12,635
                                                                       -------
MEXICO--1.3%
Telefonos de Mexico S.A. ADR                            53,300           1,710
                                                                       -------

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
NETHERLANDS--3.8%
ABN AMRO Holding N.V                                   143,400         $ 2,604
Heineken Holding N.V                                    30,875           1,047
Royal Dutch Petroleum Co. ADR                           24,100           1,332
                                                                       -------
                                                                         4,983
                                                                       -------
PORTUGAL--2.0%
Brisa Auto-Estradas de Portugal SA                     458,800           2,583
                                                                       -------

SINGAPORE--0.5%
Singapore Airport Terminal Services Ltd.               557,100             602
                                                                       -------

SPAIN--5.9%
Banco Bilbao Vizcaya Argentaria SA                     323,700           3,660
Banco Popular Espanol SA                                42,800           1,892
Gas Natural SDG SA                                     109,900           2,117
                                                                       -------
                                                                         7,669
                                                                       -------
SWEDEN--3.0%
Svenska Cellulosa AB                                    37,100           1,320
Swedish Match AB                                       314,600           2,602
                                                                       -------
                                                                         3,922
                                                                       -------
SWITZERLAND--9.7%
Compagnie Financiere Richemonte AG                      56,700           1,290
Nestle SA                                               17,500           4,081
Novartis Ltd. AG                                        76,900           3,382
Swiss Re                                                27,674           2,706
Swisscom AG                                              3,900           1,135
                                                                       -------
                                                                        12,594
                                                                       -------
UNITED KINGDOM--25.8%
AstraZeneca Plc                                         20,300             840
BP Plc                                                 262,300           2,203
British American Tobacco Plc                           290,200           3,119
Bunzl Plc                                               50,900             403
Cadbury Schweppes Plc                                  537,700           4,028
Diageo Plc                                             304,800           3,959
Johnston Press PLC                                     246,400           1,393
Lloyds TSB Group Plc                                   288,700           2,874
Northern Rock Plc                                      352,812           3,665
Rentokil Initial Plc                                   314,300           1,279
Royal Bank of Scotland Group Plc Value Shs              23,100             655
Scottish and Southern Energy Plc                       189,300           1,873
Tesco Plc                                              592,200           2,153
Trinity Mirror Plc                                     474,100           2,945
William Morrison Supermarkets Plc                      688,700           2,131
                                                                       -------
                                                                        33,520
                                                                       -------

TOTAL COMMON STOCKS
   (COST $113,174)                                                     121,485
                                                                       -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE INTERNATIONAL EQUITY FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--6.6%
------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                                     4,301,423       $ 4,301
BlackRock Provident Institutional
  Funds - TempFund                                     4,301,420         4,301
                                                                       -------

TOTAL SHORT-TERM INVESTMENTS
   (COST $8,602)                                                         8,602
                                                                       -------

TOTAL INVESTMENTS--100.2%
   (COST $121,776) (a)                                                 130,087

 LIABILITIES IN EXCESS
   OF OTHER ASSETS--(0.2%)                                                (224)
                                                                       -------

NET ASSETS APPLICABLE TO 10,893,165
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100%                                       $129,863
                                                                      ========

NET ASSET VALUE,  OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $ 11.92
                                                                       =======

------------------
* Non-Income Producing Security
ADR - American Depository Receipt
+ Security position is either entirely or partially utilized in the security lending program

(a) At June 30, 2002, the cost for Federal income tax purposes was $123,906,240. Net unrealized appreciation was $6,181,085. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $9,506,082 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($3,324,997.)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONCLUDED)
THE INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------
                                                  % OF MARKET            VALUE
                                                     VALUE               (000)
------------------------------------------------------------------------------
COMMON STOCKS, PREFERRED STOCK AND WARRANTS
SECTOR DIVERSIFICATION
------------------------------------------------------------------------------
Financial Services                                        23.4%       $ 28,379
Diversified Food Products                                 12.4%         15,049
Pharmaceuticals                                           10.2%         12,444
Tobacco                                                    7.1%          8,605
Oil                                                        6.4%          7,750
Automobile Manufacturing                                   5.4%          6,583
Newspapers                                                 5.2%          6,356
Beverages                                                  4.1%          5,006
Insurance                                                  3.6%          4,408
Gas Distribution                                           3.4%          4,175
Electronics                                                2.9%          3,530
Media Communications                                       2.8%          3,377
Television                                                 2.5%          3,012
Telecommunications                                         2.3%          2,845
Entertainment                                              1.6%          1,903
Brewery                                                    1.6%          1,922
Paper                                                      1.1%          1,320
Diversified Commercial Services                            1.1%          1,306
Retail Diversified                                         1.1%          1,291
Medical Products                                           1.0%          1,218
Commercial Services                                        0.5%            603
Diversified Operations                                     0.3%            403

                                                         ---------------------
                                                         100.0%       $121,485
                                                         =====================

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE SMALL CAP VALUE FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
COMMON STOCKS--94.1%
------------------------------------------------------------------------------
ADVERTISING--0.4%
Modem Media Poppe Tyson, Inc.*                         109,300         $   393
                                                                       -------

AEROSPACE & DEFENSE--4.8%
Ducommun, Inc.*                                         24,500             643
EDO Corp.                                               10,000             285
GenCorp, Inc.                                           57,300             819
HEICO Corp.                                             25,000             350
Herley Industries, Inc.*                                30,000             636
Kaman Corp.                                             35,000             587
Moog, Inc.*                                             25,000           1,072
Teledyne Technologies, Inc.                             30,000             622
                                                                       -------
                                                                         5,014
                                                                       -------
AGRICULTURAL OPERATIONS--0.3%
Cadiz, Inc.*                                            40,000             340
                                                                       -------

AUTOMOBILES--0.8%
Spartan Motors, Inc.                                    55,000             843
                                                                       -------

BANKING--0.8%
Banknorth Group, Inc.                                   10,000             260
Sterling Bancorp                                        10,500             375
Waypoint Financial Corp.                                10,000             195
                                                                       -------
                                                                           830
                                                                       -------
BROADCAST/MEDIA--0.7%
Media General, Inc.                                     12,000             720
                                                                       -------

BUILDING PRODUCTS & SUPPLIES--2.5%
Champion Enterprises, Inc.*                             60,000             337
Hughes Supply, Inc.                                     11,500             516
Huttig Building Products, Inc.*                         63,900             343
Lennox International, Inc.+                             57,500           1,034
Modtech Holdings, Inc.*                                 29,200             368
                                                                       -------
                                                                         2,598
                                                                       -------
CHEMICALS--4.1%
Albemarle Corp.                                         25,000             769
Arch Chemicals, Inc.                                    26,200             647
MacDermid, Inc.                                         30,000             645
PolyOne Corp.                                           57,500             647
Quaker Chemical Corp.                                   30,000             735
Wellman, Inc.                                           50,000             837
                                                                       -------
                                                                         4,280
                                                                       -------
COMPUTER - INTERNET - COMMUNICATIONS--1.4%
Centillium Commuications, Inc.*                         40,000             349
Digi International, Inc.*                               80,300             265
ITXC Corp.*                                             84,900             442
WatchGuard Technologies, Inc.*                          82,500             424
                                                                       -------
                                                                         1,480
                                                                       -------
COMPUTER SERVICES & SOFTWARE--7.8%
3D Systems Corp.                                        42,500             518
AlphaNet Solutions, Inc.*                               75,000             127
Avid Technology, Inc.*                                  70,000             648
Carreker Corp.*                                         83,600             946
Computer Horizons Corp.*                               100,000             487
Computer Task Group, Inc.                               70,000             348
Concurrent Computer Corporation                         30,000             139
Epicor Software Corp.*                                 180,000             281
Evolving Systems, Inc.*                                 25,000               7
ePresence, Inc.*                                       100,000             375

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Harris Interactive, Inc.                               100,100         $   337
Interphase Corp.*                                       50,000             175
MCSi, Inc.*                                             50,000             562
Media 100, Inc.*                                        60,000             108
MSC Software Corp.*                                     35,000             313
Paravant Inc.*                                          90,000             284
Phoenix Technologies Ltd.*                              55,000             550
Pinnacle Systems, Inc.*                                 75,000             824
Read-Rite Corp.*                                        79,400              38
Rogue Wave Software, Inc.*                              35,000              94
Systems & Computer Technology Corp.*                    50,000             675
Technology Solutions Co.*                               90,000             115
Versant Object Technology Corp.*                        70,000              52
Xanser Corp.                                            75,000             136
                                                                       -------
                                                                         8,139
                                                                       -------
COMPUTER-NETWORK PRODUCTS & SERVICES--2.0%
Cray, Inc.*+                                           100,000             447
Hypercom Corp.*                                         94,000             724
iVillage, Inc.*                                         50,000              63
Netopia, Inc. *                                        100,000             273
UNOVA, Inc.*                                            85,000             552
                                                                       -------
                                                                         2,059
                                                                       -------
COMPUTERS & OFFICE EQUIPMENT--4.8%
Carpenter Technology Corp.                              25,000             720
Century Aluminum Co.                                    45,000             670
Dot Hill Systems Corp.*                                115,100             456
Evans & Sutherland Computer Corp.*                      70,000             542
Maxtor Corp.*                                           80,000             362
Maxwell Technologies, Inc.*                             42,000             366
MTS Systems Corp.                                       40,000             502
Penn Engineering & Manufacturing Corp.                  26,000             453
Sigma Designs, Inc.*                                    65,000             168
Wallace Computer Services, Inc.                         33,000             710
                                                                       -------
                                                                         4,949
                                                                       -------
CONSUMER PRODUCTS--1.6%
Applied Extrusion Technologies, Inc.*                   64,300             447
Central Garden & Pet Co.*                               29,500             517
Martha Stewart Living Omnimedia, Inc.*+                 15,600             179
Playtex Products, Inc.*                                 42,500             550
                                                                       -------
                                                                         1,693
                                                                       -------
CONTAINERS--1.1%
Graphic Packaging International Corp.*                  60,000             555
Longview Fibre Co.                                      60,000             565
                                                                       -------
                                                                         1,120
                                                                       -------
DISTRIBUTION SERVICES--0.6%
Bell Microproducts, Inc.*                               73,000             588
                                                                       -------

DIVERSIFIED OPERATIONS--3.4%
Calgon Carbon Corp.                                     70,000             588
Deswell Industries, Inc.                                31,000             694
Lydall, Inc.*                                           55,000             839
Smith (A.O.)  Corp.                                     23,000             718
Volt Information Sciences, Inc.*                        30,000             735
                                                                       -------
                                                                         3,574
                                                                       -------
ELECTRICAL EQUIPMENT--1.6%
Baldor Electric Co.                                     32,500             819
Credence Systems, Inc.*+                                35,000             622
Innovex, Inc.*                                          65,000             258
                                                                       -------
                                                                         1,699
                                                                       -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE SMALL CAP VALUE FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--10.7%
Benchmark Electronics, Inc.*+                           20,000         $   580
BMC Industries, Inc.                                   100,000              96
Brooks-Pri Automation, Inc.*                            22,000             562
California Micro Devices Corp.*                         55,800             283
Cobra Electronics Corp.                                 50,000             413
CTS Corp.                                               55,900             673
Globespan Virata, Inc.                                  90,150             349
Interlink Electronics, Inc. *                           50,000             228
Manufacturers' Services Ltd. *                         100,000             483
MEMC Electronic Materials, Inc.*                        85,000             417
Merix Corp.*                                            39,900             342
Park Electrochemical Corp.                              25,000             663
Peak International Ltd.*                                35,700             209
Planar Systems, Inc.*                                   26,500             510
Reptron Electronics, Inc.*                              41,600              69
Rogers Corp.*                                           20,000             546
Spectrum Control, Inc.*                                 60,000             363
Standard Microsystem*                                   37,000             874
TTM Technologies, Inc.*                                 65,000             341
Universal Electronics, Inc.*                            50,000             748
Veeco Instruments, Inc.*+                               29,000             670
Vishay Intertechnology, Inc.*                           37,150             817
White Electronic Designs Corp.                          90,000             677
Xicor, Inc.*                                            50,000             202
                                                                       -------
                                                                        11,115
                                                                       -------
ELECTRONIC SYSTEMS--2.1%
Analogic Corp.                                          15,000             738
Cable Design Technologies, Inc.                         47,000             482
LeCroy Corp.*                                           25,000             298
Nam Tai Electronics, Inc.                               28,700             566
Robotic Vision Systems, Inc.*                           75,000              69
                                                                       -------
                                                                         2,153
                                                                       -------
ENGINEERING--0.1%
Corrpro Companies, Inc.*                                50,000              58
                                                                       -------

ENTERTAINMENT & LEISURE--2.0%
AMC Entertainment, Inc.*                                29,500             419
Regal Entertainment Group*                              25,000             583
The Topps Co., Inc.*                                    55,000             553
Vail Resorts, Inc.*                                     33,500             573
                                                                       -------
                                                                         2,128
                                                                       -------
FOOD & BEVERAGES--0.6%
Fleming Cos., Inc.+                                     35,000             635
                                                                       -------

FOREST PRODUCTS--0.7%
Forest Oil Corp.*+                                      25,000             711
                                                       -------         -------

HEALTHCARE--0.3%
Spacelabs Medical, Inc.*                                20,000             284
                                                                       -------

HOME FURNISHINGS - HOUSEWARES--0.6%
Bush Industries, Inc.                                   50,000             600
                                                                       -------

HOTELS & GAMING--0.7%
Orient-Express Hotel Ltd.*+                             40,000             685
                                                                       -------

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
INSURANCE--1.8%
Annuity and Life Re (Holdings) Ltd.                     22,500         $   407
Ceres Group, Inc.*                                       1,600               6
Fremont General Corp.                                   93,300             390
Horace Mann Educators Corp.                             27,500             513
PXRE Group Ltd.                                         22,500             522
                                                                       -------
                                                                         1,838
                                                                       -------
MACHINERY--3.4%
Albany International Corp.*                             30,000             807
Chart Industries, Inc.*                                100,000             193
DT Industries, Inc.*                                    41,000             144
FSI International, Inc.*                                75,000             560
Gardner Denver, Inc.*                                   21,500             430
JLG Industries, Inc.                                    55,100             773
Terex Corp.*                                            29,800             670
                                                                       -------
                                                                         3,577
                                                                       -------
MANUFACTURING--6.5%
A.T. Cross Co.*                                         45,000             338
Baldwin Technology Co., Inc.*                          100,000             141
Cannondale Corp.*                                       55,000             131
CoorsTek, Inc.*                                         22,500             695
Esterline Technologies Corp.*                           25,000             568
Foster (L.B.) Co.                                       50,000             252
Gerber Scientific, Inc.                                 67,500             237
Griffon Corp.*                                          22,500             407
GSI Lumonics, Inc.*                                     65,000             501
Hartmarx Corp.*                                        103,800             260
LESCO, Inc.                                             50,000             577
National R.V. Holdings, Inc.*                           14,300             143
Osmonics, Inc.*                                         42,000             668
Steinway Musical Instruments, Inc.*                     36,500             781
Todd Shipyards Corp.*                                   35,000             439
Tommy Hilfiger Corp.*                                   47,500             680
                                                                       -------
                                                                         6,818
                                                                       -------
MEDICAL SERVICES & EQUIPMENT--1.3%
Colorado MEDtech, Inc.*                                 75,000             188
LabOne, Inc.*                                           24,500             637
Palomar Medical Technologies*+                          75,000              71
QuadraMed Corp.*                                        67,500             472
                                                                       -------
                                                                         1,368
                                                                       -------
METAL COMPONENTS & PRODUCTS--2.4%
CIRCOR International, Inc.                              35,000             600
Ladish Co., Inc.*                                       32,500             397
Material Sciences Corp.*                                47,500             666
Timken Co.                                              26,500             592
Titanium Metals Corp.*                                  60,000             210
                                                                       -------
                                                                         2,465
                                                                       -------
OFFICE SUPPLIES--0.6%
John H. Harland Co.                                     22,500             635
                                                                       -------

OIL & GAS--2.2%
Chiles Offshore, Inc.*                                  10,000             243
Nuevo Energy Co.                                        42,500             672
Pengrowth Energy Trust                                  52,500             521
Swift Energy Co.*                                       42,500             671
Westport Resources Corp.*                               13,000             213
                                                                       -------
                                                                         2,320
                                                                       -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONCLUDED)
THE SMALL CAP VALUE FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
PHARMACEUTICALS--0.6%
MIM Corp.*                                              50,000         $   605
                                                                       -------

POLLUTION CONTROL--0.4%
Gundle Slt Enviromental, Inc.*                          60,000             441
                                                                       -------

PRINTING & PUBLISHING--2.5%
Banta Corp.                                             10,000             359
Bowne & Co., Inc.                                       55,000             811
Journal Register Company*                               32,500             653
McClatchy Co.                                           12,500             803
                                                                       -------
                                                                         2,626
                                                                       -------
RESTAURANTS--0.6%
IHOP Corp.*                                             20,000             589
                                                                       -------

RETAIL--7.4%
Bombay Co., Inc.*                                       80,000             359
Brown Shoe Co., Inc.                                    39,000           1,096
Burlington Coat Factory Warehouse Corp.                 20,000             425
Casey's General Stores, Inc.                            30,000             361
Cash America International, Inc.                        82,500             759
Coldwater Creek, Inc.*                                  30,000             732
Gadzooks, Inc.                                          35,000             441
Good Guys, Inc.*                                       100,000             353
Goody's Family Clothing*                                37,500             432
Intertan, Inc.*                                         55,000             613
Nu Skin Enterprises, Inc.                               55,000             800
REX Stores Corp.*                                       30,000             414
Wild Oats Markets, Inc.*                                60,000             966
                                                                       -------
                                                                         7,751
                                                                       -------
TELECOMMUNICATIONS--5.0%
Allen Telecom, Inc.*                                   100,000             430
Anadigics, Inc.*                                        60,000             494
Arris Group, Inc.                                       41,300             182
C-COR.net Corp.*                                        50,700             355
Channell Commercial Corp.*                              57,400             402
Comtech Telecommunications Corp.*                       42,500             293
Forgent Networks, Inc.*                                 65,000             325
General Communication, Inc.                             60,000             400
Globecom System, Inc.                                   35,000             143
Metasolv, Inc.*                                         80,000             314
Network Equipment Technologies, Inc.*                  107,500             462
Powerwave Technologies, Inc.*+                          55,000             504
Spectrian Corp.*                                        28,700             298
SymmetriCom, Inc.*                                      63,900             233
Touch America Holding, Inc.*                            90,000             248
Westell Technologies, Inc.*                            103,000             160
                                                                       -------
                                                                         5,243
                                                                       -------
TEXTILES--0.3%
Dixie Group, Inc.*                                      44,900             278
                                                                       -------

TRANSPORTATION & RELATED SERVICES--2.6%
Arkansas Best Corp.*                                    37,500             956
Atlas Air, Inc.*                                        41,200             152
Gulfmark Offshore, Inc.*                                15,000             621

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
OMI Corp.*                                             100,000         $   410
Stelmar Shipping Ltd.*                                  37,500             557
                                                                       -------
                                                                         2,696
                                                                       -------

TOTAL COMMON STOCKS
   (COST $93,460)                                                       97,938
                                                                       -------

------------------------------------------------------------------------------
PREFERRED STOCK--0.3%
------------------------------------------------------------------------------
Telecommunications--0.3%
Allen Telecom, Inc.
   (COST $451)                                          10,000             357
                                                                       -------

------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.6%
------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempCash                                 2,934,077           2,934
RBB Sansom Street Fund - Money Market
    Portfolio                                        2,934,077           2,934

TOTAL SHORT-TERM INVESTMENTS
   (COST $5,868)                                                         5,868
                                                                       -------

TOTAL INVESTMENTS--100.0%
   (COST $99,779)                                                      104,163

LIABILITIES IN EXCESS
   OF OTHER ASSETS--(0.0%)                                                 (29)
                                                                       -------

NET ASSETS APPLICABLE TO 6,978,354
    SHARES OF COMMON STOCK
    ISSUED AND OUTSTANDING --100.0%                                   $104,134
                                                                      ========

NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                                        $  14.92
                                                                      ========

* Non-Income Producing Security
ADR - American Depository Receipt
+Security position is either entirely or partially utilized in the security lending program.

(a) At June 30, 2002, the cost for Federal income tax purposes was $100,294,272. Net unrealized appreciation was $3,869,065. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $18,273,487 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($14,404,422).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE EMERGING GROWTH FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
COMMON STOCKS--96.4%
------------------------------------------------------------------------------
BROADCAST/MEDIA--3.5%
Cox Radio, Inc.*                                        33,650         $   811
Entercom Communications Corp.*                          18,100             831
Entravision Communications Corp.*                       36,100             442
Hispanic Broadcasting Corp.*                            18,950             495
Radio One, Inc.*                                        21,150             314
Radio One, Inc. Class D*+                               28,750             427
                                                                       -------
                                                                         3,320
                                                                       -------
COMPUTER - INTERNET - CONTENT SERVICE--2.8%
Alloy Online, Inc.*                                     71,250           1,029
CNET Networks, Inc.*+                                   84,150             167
Digital Insight Corp.*                                  42,750             703
Expedia, Inc.*+                                          8,100             480
GSI Commerce, Inc.*+                                    37,050             276
                                                                       -------
                                                                         2,655
                                                                       -------
COMPUTER - INTERNET SERVICES & SOFTWARE--8.1%
Agile Software Corp.*                                  129,700             943
Chordiant Software, Inc.*                               63,800             124
DoubleClick, Inc.*                                      45,950             341
LookSmart, Ltd .*                                      131,300             257
MatrixOne, Inc.*                                        97,050             583
Netegrity, Inc.*                                        56,200             346
Overture Services, Inc.*                               104,400           2,608
RealNetworks, Inc. *                                    25,300             103
Retek, Inc.*+                                           38,650             939
Secure Computing Corp.*                                 24,500             185
WebEx Communications, Inc.*                             29,200             464
webMethods, Inc. *+                                     81,950             811
                                                                       -------
                                                                         7,704
                                                                       -------
COMPUTER - NETWORK SERVICES & SOFTWARE--2.3%
Altiris, Inc.*                                           2,650              14
Emulex Corp.*+                                          10,600             239
Global Payments, Inc.                                   27,700             824
Ixia*                                                   40,600             236
Lantronix, Inc.*                                       112,500              96
Magma Design Automation, Inc.*+                         11,200             188
Novatel Wireless, Inc.*                                 16,150               5
SRA International, Inc.*                                 1,050              28
Websense, Inc.*                                         21,900             560
                                                                       -------
                                                                         2,190
                                                                       -------
COMPUTER SERVICES & SOFTWARE--7.7%
Actuate Corp.*                                          93,750             422
Business Objects S.A. (ADR) *+                          17,800             500
Embarcadero Technologies, Inc.*                         28,700             177
HPL Technologies, Inc.*+                                17,500             264
Informatica Corp.*                                      95,600             678
Intercept Group, Inc.*                                  16,850             349
Lawson Software, Inc.*                                  58,250             336
M-Systems Flash Disk Pioneers Ltd.*                     82,450             685
Manhattan Associates, Inc.*                                300              10
NetIQ Corp.*                                            39,350             890
Pegasystems, Inc.*                                      57,700             520
Pinnacle Systems, Inc.*                                100,900           1,109
Precise Software Solutions Ltd.*                        33,800             323
Quest Software, Inc.*+                                  24,950             363
THQ, Inc.*+                                             10,000             298
Tier Technologies, Inc.*                                20,600             367
Western Digital Corp. *                                 22,500              73
                                                                       -------
                                                                         7,364
                                                                       -------

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
EDUCATION--0.7%
Bright Horizons Family Solutions, Inc.*                 10,200         $   338
Sylvan Learning Systems, Inc.*+                         19,200             383
                                                                       -------
                                                                           721
                                                                       -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--15.6%
ATMI, Inc.*                                              8,700             195
August Technology Corp.*                                37,500             371
AXT, Inc.*                                              34,250             273
Cree, Inc. *+                                           79,800           1,056
Cymer, Inc.*                                            28,800           1,009
DDi Corp.*                                              30,050              30
Entegris, Inc.*                                         24,100             352
Exar Corp.*                                             27,800             548
Helix Technology Corp.                                  30,650             631
Kopin Corp.*                                            10,800              71
LTX Corp.*+                                             20,900             298
Marvell Technology Group Ltd.*+                         22,150             441
Merix Corp.*                                            44,950             386
MKS Instruments, Inc.*                                  15,500             311
Network Associates, Inc.*                                3,500              67
O2Micro International Ltd.*                            108,500           1,123
OmniVision Technologies, Inc.*                          11,500             165
Photon Dynamics, Inc.*                                  48,600           1,458
PLX Technology, Inc.*                                   74,950             319
Power Integrations, Inc.*                               90,450           1,619
Power-One, Inc.*                                        59,300             369
Silicon Image, Inc.*                                   132,500             811
Silicon Laboratories, Inc.*+                            47,700           1,291
SIPEX Corp.*                                            36,650             179
Xicor, Inc.*                                            99,800             403
Zoran Corp.*                                            49,700           1,139
                                                                       -------
                                                                        14,915
                                                                       -------
ENTERTAINMENT--1.1%
Argosy Gaming Co.*                                       6,800             193
Multimedia Games, Inc.*                                 23,850             520
NetFlix, Inc.*                                           1,000              14
Penn National Gaming, Inc.*                             20,200             367
                                                                       -------
                                                                         1,094
                                                                       -------
FINANCE--3.8%
Boston Private Financial Holdings Inc.                  42,150           1,043
Financial Federal Corp.*                                46,200           1,529
Investment Technology Group, Inc.                       16,900             553
Net.B@nk, Inc.*                                         36,200             422
Waddell & Reed Financial, Inc.                           4,950             113
                                                                       -------
                                                                         3,660
                                                                       -------
HEALTHCARE--7.5%
AmerUs Group Co.+                                       14,950             555
Amn Healthcare Services, Inc.*                          56,450           1,976
LifePoint Hospitals, Inc.*                              38,650           1,403
Sunrise Assisted Living, Inc.*+                        109,300           2,929
WebMD Corp.*                                            47,450             267
                                                                       -------
                                                                         7,130
                                                                       -------
HOTELS--1.7%
Four Seasons Hotels, Inc.+                              26,900           1,262
Station Casinos, Inc.*+                                 22,000             393
                                                                       -------
                                                                         1,655
                                                                       -------
HUMAN RESOURCES--1.2%
Hewitt Associates, Inc.*                                   950              22
Resources Connection, Inc.*                             42,800           1,155
                                                                       -------
                                                                         1,177
                                                                       -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE EMERGING GROWTH FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MANUFACTURING--1.1%
Applied Films Corp.*                                    43,700         $   488
Coach, Inc.*+                                           11,150             612
                                                                       -------
                                                                         1,100
                                                                       -------
MEDICAL SERVICES & EQUIPMENT--11.6%
American Medical Systems Holdings, Inc.*+               54,900           1,101
Amsurg Corp.*                                           17,200             452
Cholestech Corp.*                                       13,750             145
Covance, Inc.*                                          28,100             527
Cross Country, Inc.*                                     8,250             312
Dianon Systems, Inc.*                                   18,629             995
Exact Sciences Corp.*                                   90,000           1,437
Integra LifeSciences Holdings*                          19,900             433
Interpore International, Inc.*                          31,650             306
Inveresk Research Group, Inc.*                           3,800              49
Martek Biosciences Corp.*                               25,700             538
Medical Staffing Network Holdings, Inc.*                 1,200              29
Orthofix International, N.V.*                            3,650             128
Priority Healthcare Corp.*                              19,400             456
Protein Design Labs, Inc.*                              24,350             264
The Med-Design Corp.*+                                  49,950             646
Therasense, Inc.*                                       15,700             290
Thoratec Laboratories Corp. *                          113,100           1,017
United Surgical Partners International, Inc.*           62,500           1,936
                                                                       -------
                                                                        11,061
                                                                       -------
METAL COMPONENTS & PRODUCTS--0.1%
Steel Dynamics, Inc.*                                    7,600             125
                                                                       -------

OIL & GAS--0.3%
Ultra Petroleum Corp.*                                  32,500             247
                                                                       -------

OPTICAL SERVICES & SUPPLIES--0.9%
Oakley, Inc.*                                           48,650             847
                                                                       -------

PHARMACEUTICALS--5.2%
Accredo Health, Inc.*+                                   9,650             445
Axcan Pharma, Inc.*                                     48,650             727
K-V Pharmaceutical Co.*                                 27,150             733
Medicis Pharmaceutical Corp.*+                          32,500           1,390
Noven Pharmaceuticals, Inc.*                            11,400             291
Pharmaceutical Product Development, Inc.*               37,000             975
Taro Pharmaceutical Industries Ltd.*                    16,050             394
                                                                       -------
                                                                         4,955
                                                                       -------
PUBLISHING--1.0%
Information Holdings, Inc.*                             38,650             943
                                                                       -------

REAL ESTATE--0.6%
CoStar Group, Inc.*                                     26,300             540
                                                                       -------

RESTAURANTS--2.8%
CKE Restaurants, Inc.*                                 126,900           1,444
P.F. Chang's China Bistro, Inc.*+                       19,800             622
Panera Bread Co.*+                                       5,000             172
Rubio's Restaurants, Inc.*                              44,900             401
                                                                       -------
                                                                         2,639
                                                                       -------

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
RETAIL--8.0%
1-800-Flowers.Com, Inc.*                                39,000         $   435
Bebe Stores, Inc.*                                      16,050             326
Chico's FAS, Inc.*+                                     15,600             567
Christopher & Banks Corp.*                              18,750             793
FreeMarkets, Inc.*+                                     63,100             892
Hot Topic, Inc.*+                                       33,300             889
Pacific Sunwear of California*                           8,600             191
Peet's Coffee & Tea, Inc.*                              33,850             623
School Specialty, Inc.*                                 25,400             675
Too, Inc.*                                              72,450           2,231
                                                                       -------
                                                                         7,622
                                                                       -------
SERVICES - COMMERCIAL--2.3%
Coinstar, Inc.*                                         54,900           1,342
FTI Consulting, Inc.*                                   26,150             916
                                                                       -------
                                                                         2,258
                                                                       -------
TELECOMMUNICATIONS--2.2%
Allegiance Telecom, Inc.*+                              59,950             110
Intrado, Inc.*                                           3,600              70
Metro One Telecommunications, Inc.*                     45,750             639
Powerwave Technologies, Inc.*+                          21,250             195
Sirenza Microdevices, Inc.*                             52,400             106
SpectraLink Corp.*                                      10,500             112
West Corp.*                                             39,950             881
                                                                       -------
                                                                         2,113
                                                                       -------
THERAPEUTICS--3.4%
Abgenix, Inc.*                                          40,600             398
AmeriPath, Inc.*                                        16,900             405
Medarex, Inc.*                                          29,400             218
SangStat Medical Corp.*                                 37,400             859
U.S. Physical Therapy, Inc.*                            67,900           1,379
                                                                       -------
                                                                         3,259
                                                                       -------
TRANSPORTATION & RELATED SERVICES--0.9%
Atlas Air, Inc.*                                        25,650              95
Forward Air Corp.*                                      22,500             738
                                                                       -------
                                                                           833
                                                                       -------
TOTAL COMMON STOCKS
   (COST $98,652)                                                       92,127
                                                                       -------

                                                      NUMBER
                                                   OF WARRANTS
------------------------------------------------------------------------------
WARRANTS--0.3%
------------------------------------------------------------------------------
Expedia, Inc.*
   (COST $99)                                            9,338             272
                                                                       -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONCLUDED)
THE EMERGING GROWTH FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.4%
------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempCash                                 1,145,538         $ 1,146
BlackRock Provident Institutional
    Funds - TempFund                                 1,145,538           1,146
                                                                       -------

TOTAL SHORT-TERM INVESTMENTS
   (COST $2,292)                                                         2,292
                                                                       -------

TOTAL INVESTMENTS-99.1%
   (COST $101,043) (a)                                                  94,691

OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.9%                                                    894
                                                                       -------

NET ASSETS APPLICABLE TO 6,562,561
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100.0%                                      $95,585
                                                                       =======

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                          $ 14.57
                                                                       =======

--------------------
* Non-Income Producing Security
+Security position is either entirely or partially utilized in the security lending program.
ADR - American Depository Receipt

(a) At June 30, 2002, the cost for Federal income tax purposes was $104,828,873. Net unrealized depreciation was ($10,137,693). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,456,529 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($17,594,222).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE LIMITED MATURITY BOND FUND

                                                        PAR              VALUE
                                                       (000)             (000)
------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--40.6%
------------------------------------------------------------------------------
U.S. TREASURY NOTES--32.2%
    3.625%, 08/31/03                                   $ 1,900         $ 1,931
    7.875%, 11/15/04                                     2,100           2,327
    7.500%, 02/15/05                                     1,000           1,107
    5.750%, 11/15/05                                       100             107
    4.625%, 05/15/06                                     3,000           3,090
                                                                       -------
                                                                         8,562
                                                                       -------
U.S. TREASURY NOTES INFLATION INDEXED NOTES--8.4%
    3.625%, 07/15/02                                     2,000           2,246
                                                                       -------

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $10,668)                                                          10,808
                                                                       -------

------------------------------------------------------------------------------
AGENCY OBLIGATIONS--22.9%
------------------------------------------------------------------------------
FEDERAL FARM CREDIT DISCOUNT NOTE
    1.870%, 07/01/02                                     5,400           5,400
GOVERNMENT NATIONAL MORTGAGE ASSOC
    6.500%, 07/01/31                                       700             714
                                                                       -------

TOTAL AGENCY OBLIGATIONS
(COST $6,114)                                                            6,114
                                                                       -------

------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--17.2%
------------------------------------------------------------------------------
Asset Securitization Corp.
    7.400%, 10/13/26                                     1,000           1,099
First Union National Bank Commercial Mortgage
    7.739%, 05/17/32                                       854             932
LB Commercial Conduit Mortgage Trust
     6.410%, 08/15/07                                      294             310
LB Mortgage Trust
    8.396%, 11/20/03                                       664             676
Merrill Lynch Mortgage Investors, Inc.
    6.690%, 11/21/28                                       239             244
Morgan Stanley Capital, Inc.
    6.340%, 07/15/30                                       638             673
Morgan Stanley Dean Witter Capital, Inc.
    5.980%, 02/01/31                                       612             640
                                                                       -------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $4,442)                                                            4,574
                                                                       -------

------------------------------------------------------------------------------
ASSET BACKED SECURITIES--11.6%
------------------------------------------------------------------------------
American Express Master Trust
    7.850%, 08/15/05                                       500             546
Boston Edison Co.
    6.450%, 09/15/05                                        57              58
First USA Credit Card Master Trust
    1.919%, 01/18/06                                       200             200
MBNA Master Credit Card Trust
    2.010%, 10/15/05                                       500             500
PECO Energy Transition Trust
    7.300%, 09/01/04                                       246             248
PP&L Transition Bond Co. LLC
    6.720%, 12/26/05                                     1,000           1,044
Providian Master Trust
    6.250%, 06/15/07                                       500             505
                                                                       -------

TOTAL ASSET BACKED SECURITIES
(Cost $3,013)                                                            3,101
                                                                       -------

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.8%
------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempFund                                 1,302,414         $ 1,303
Janus Money Market Fund, Inc.                        1,314,495           1,315
                                                                       -------

TOTAL SHORT-TERM INVESTMENTS
(COST $2,618)                                                            2,618
                                                                       -------

TOTAL INVESTMENTS--102.1%
(COST $26,855) (a)                                                      27,215

LIABILITES IN EXCESS
   OF OTHER ASSETS--(2.1%)                                                (558)
                                                                       -------

NET ASSETS APPLICABLE TO 2,502,156
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100%                                        $26,657
                                                                       =======

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                          $ 10.65
                                                                       =======

-----------------------
(a) At June 30, 2002, the cost for Federal income tax purposes was $26,855,180. Net unrealized appreciation was $359,712. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $360,284 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($572).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE  30, 2002 (UNAUDITED)
THE CORE EQUITY FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
COMMON STOCKS--93.4%
------------------------------------------------------------------------------
AEROSPACE & DEFENSE--5.9%
General Dynamics Corp.                                   3,500         $   372
Lockheed Martin Corp.                                    3,500             243
United Technologies Corp.                                5,000             339
                                                                       -------
                                                                           954
                                                                       -------
BANKING--6.3%
Bank of America Corp.                                    6,000             422
SouthTrust Corp.                                        15,000             392
Wells Fargo & Co.                                        4,000             200
                                                                       -------
                                                                         1,014
                                                                       -------
BROADCAST/MEDIA--1.4%
Gannett Co., Inc.                                        3,000             228
                                                                       -------

BUILDING PRODUCTS & SUPPLIES--2.4%
American Standard Cos., Inc.*                            2,500             188
Lowe's Companies, Inc.                                   4,500             204
                                                                       -------
                                                                           392
                                                                       -------
CHEMICALS--1.4%
Du Pont (E.I.) de Nemours and Co.                        5,000             222
                                                                       -------

COMPUTER - NETWORK PRODUCTS & SERVICES--0.4%
Cisco Systems, Inc.*                                     5,000              70
                                                                       -------

COMPUTER SERVICES & SOFTWARE--9.8%
Affiliated Computer Services, Inc.*                      2,500             119
First Data Corp.                                        15,000             558
Intuit, Inc.*                                            4,000             199
Microsoft Corp.*                                        10,000             547
SunGard Data Systems, Inc.*                              6,000             159
                                                                       -------
                                                                         1,582
                                                                       -------
CONSUMER PRODUCTS--2.6%
Fortune Brands, Inc.                                     7,500             420
                                                                       -------

COSMETICS & TOILETRIES--1.4%
Procter & Gamble Co.                                     2,500             223
                                                                       -------

DIVERSIFIED OPERATIONS--2.3%
General Electric Co.                                    12,500             363
                                                                       -------

ELECTRONIC COMPONENTS & SEMICONDUCTORS--3.5%
Applied Materials, Inc.*                                 8,000             152
Intel Corp.                                             12,500             228
L-3 Communications Holdings, Inc.*                       3,400             184
                                                                       -------
                                                                           564
                                                                       -------
ENERGY RESOURCES & SERVICES--4.6%
Dominion Resources, Inc.                                 5,000             331
Duke Energy Corp.                                        5,000             155
TXU Corp.                                                5,000             258
                                                                       -------
                                                                           744
                                                                       -------
FINANCE--9.0%
Ambac Financial Group, Inc.                              3,500             235
American Express Co.                                     5,000             182
Citigroup, Inc.                                         12,000             465
Federal Home Loan Mortgage Corp.                         3,000             184
MBNA Corp.                                               8,000             265
Washington Mutual, Inc.                                  3,000             111
                                                                       -------
                                                                         1,442
                                                                       -------

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
FOOD & BEVERAGES--4.9%
Coca-Cola Co.                                            3,000         $   168
Kellogg Co.                                              6,500             233
PepsiCo, Inc.                                            8,000             386
                                                                       -------
                                                                           787
                                                                       -------
HEALTHCARE--4.9%
HCA - The Healthcare Corp.                               2,500             119
McKesson HBOC, Inc.                                      5,000             163
Tenet Healthcare Corp.*                                  7,000             501
                                                                       -------
                                                                           783
                                                                       -------
INSTRUMENTS - CONTROLS--1.3%
Johnson Controls, Inc.                                   2,500             204
                                                                       -------

INSURANCE--1.5%
Marsh & McLennan Cos., Inc.                              2,500             241
                                                                       -------

MEDICAL SERVICES & EQUIPMENT--1.8%
Baxter International, Inc.                               2,500             111
Quest Diagnostics, Inc.*                                 2,000             172
                                                                       -------
                                                                           283
                                                                       -------
METAL COMPONENTS & PRODUCTS--0.6%
Nucor Corp.                                              1,500              98
                                                                       -------

OFFICE SUPPLIES--1.2%
Avery Dennison Corp.                                     3,000             188
                                                                       -------

OIL & GAS--6.9%
Apache Corp.                                             2,500             144
ChevronTexaco Corp.                                      4,000             354
Exxon Mobil Corp.                                       15,000             614
                                                                       -------
                                                                         1,112
                                                                       -------
PHARMACEUTICALS--7.7%
Amerisourcebergen Corp.                                  2,500             190
Johnson & Johnson                                       10,000             523
Merck & Co., Inc.                                        3,500             177
Pfizer, Inc.                                            10,000             350
                                                                       -------
                                                                         1,240
                                                                       -------
RESTAURANTS--1.2%
Darden Restaurants, Inc.                                 7,500             185
                                                                       -------

RETAIL--7.4%
Family Dollar Stores, Inc.                               5,000             176
Kohl's Corp.*                                            2,500             175
Sears, Roebuck & Co.                                     3,500             190
Staples, Inc.*                                          15,000             295
Target Corp.                                             5,000             190
Wal-Mart Stores, Inc.                                    3,000             165
                                                                       -------
                                                                         1,191
                                                                       -------
TELECOMMUNICATIONS--1.8%
SBC Communications, Inc.                                 5,000             153
Verizon Communications                                   3,500             141
                                                                       -------
                                                                           294
                                                                       -------
TRANSPORTATION & RELATED SERVICES--1.2%
Union Pacific Corp.                                      3,000             191
                                                                       -------

TOTAL COMMON STOCKS
   (COST $14,841)                                                       15,015
                                                                       -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONCLUDED)
THE CORE EQUITY FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.6%
------------------------------------------------------------------------------
BlackRock Provident Institutional
   Funds - TempCash                                    770,755         $   770
BlackRock Provident Institutional
   Funds - TempFund                                    770,756             771
                                                                       -------

TOTAL SHORT TERM INVESTMENTS
   (COST $1,541)                                                         1,541
                                                                       -------

TOTAL INVESTMENTS--103.0%
   (COST $16,382) (a)                                                   16,556

LIABILITIES IN EXCESS
   OF OTHER ASSETS--(3.0%)                                                (489)
                                                                       -------

NET ASSETS APPLICABLE TO 2,571,055
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100.0%                                      $16,067
                                                                       =======

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                          $  6.25
                                                                       =======

-------------------------
* Non-Income Producing Security
  ADR - American Depository Receipt

(a) At June 30, 2002, the cost for Federal income tax purposes was $16,453,041. Net unrealized appreciation was $102,990. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,113,435 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($1,010,445).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE INDEX 500 FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
COMMON STOCKS--94.5%
------------------------------------------------------------------------------
ADVERTISING--0.2%
Interpublic Group of Cos., Inc.                          7,640         $   189
Omnicom Group, Inc.                                      3,741             171
TMP Worldwide, Inc.*                                     2,228              48
                                                                       -------
                                                                           408
                                                                       -------
AEROSPACE & DEFENSE--1.7%
B.F. Goodrich Co.                                        2,039              56
Boeing Co.                                              16,776             755
General Dynamics Corp.                                   4,034             429
Lockheed Martin Corp.                                    9,014             626
Northrop Grumman Corp.                                   2,256             282
Raytheon Co.*                                            7,964             325
Rockwell Collins                                         3,656             100
United Technologies Corp.                                9,457             642
                                                                       -------
                                                                         3,215
                                                                       -------
AUTOMOBILES & RELATED--1.2%
Cooper Tire & Rubber Co.                                 1,463              30
Dana Corp.                                               2,971              55
Delphi Automotive Systems Corp.                         11,217             148
Ford Motor Co.                                          36,253             580
General Motors Corp.                                    11,217             600
Genuine Parts Co.                                        3,485             122
Goodyear Tire & Rubber Co.                               3,266              61
Harley-Davidson, Inc.                                    6,053             310
Navistar International Corp.                             1,209              39
PACCAR, Inc.                                             2,316             103
Rockwell International Corp.                             3,707              74
TRW, Inc.                                                2,548             145
Visteon Corp.*                                           2,616              37
                                                                       -------
                                                                         2,304
                                                                       -------
BANKING--6.5%
AmSouth Bancorporation                                   7,232             162
Bank of America Corp.                                   30,785           2,167
Bank of New York Co., Inc.                              14,558             491
Bank One Corp.                                          23,474             903
BB&T Corp.                                               9,584             370
Charter One Financial, Inc.                              4,495             155
Comerica, Inc.                                           3,524             216
Fifth Third Bancorp                                     11,777             785
First Tennessee National Corp.                           2,536              97
FleetBoston Financial Corp.                             20,939             677
Golden West Financial Corp.                              3,097             213
Huntington Bancshares, Inc.                              4,945              96
KeyCorp                                                  8,519             233
Marshall & Ilsley Corp.                                  4,244             131
Mellon Financial Corp.                                   8,820             277
National City Corp.                                     12,178             405
Northern Trust Corp.                                     4,434             195
PNC Financial Services Group                             5,680             297
Regions Financial Corp.                                  4,587             161
SouthTrust Corp.                                         6,934             181
SunTrust Banks, Inc.                                     5,724             388
U.S. Bancorp                                            38,233             893

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Union Planters Corp.                                     4,054         $   131
Wachovia Corp.                                          27,371           1,045
Wells Fargo & Co.                                       34,212           1,713
Zions Bancorp                                            1,835              96
                                                                       -------
                                                                        12,478
                                                                       -------
BROADCAST/MEDIA--1.7%
Clear Channel Communications, Inc.*                     12,253             392
Comcast Corp.*                                          18,915             451
Gannett Co., Inc.                                        5,332             405
McGraw-Hill Cos., Inc.                                   3,880             232
Meredith Corp.                                             992              38
Univision Communications, Inc.*                          4,578             144
Viacom, Inc.*                                           35,349           1,568
                                                                       -------
                                                                         3,230
                                                                       -------
BUILDING & REAL ESTATE (0.0%)
Pulte Corp.                                              1,217              70
                                                                       -------

BUILDING MAINTENANCE & SERVICES--0.1%
Ecolab, Inc.                                             2,579             119
                                                                       -------

BUILDING PRODUCTS & SUPPLIES--0.7%
American Standard Cos., Inc*                             1,451             109
Centex Corp.                                             1,224              71
KB Home                                                  1,027              53
Lowe's Companies, Inc.                                  15,535             705
Masco Corp.                                              9,678             262
Sherwin-Williams Co.                                     3,052              91
Vulcan Materials Co.                                     2,028              89
                                                                       -------
                                                                         1,380
                                                                       -------
CHEMICALS--1.4%
Air Products & Chemicals, Inc.                           4,544             229
Ashland, Inc.                                            1,388              56
Dow Chemical Co.                                        18,153             624
Du Pont (E.I.) de Nemours and Co.                       19,863             882
Eastman Chemical Co.                                     1,546              73
Engelhard Corp.                                          2,591              73
Great Lakes Chemical Corp.                               1,004              27
Hercules, Inc.                                           2,181              25
PPG Industries, Inc.                                     3,375             209
Praxair, Inc.                                            3,267             186
Rohm & Haas Co.                                          4,418             179
Sigma-Aldrich Corp.                                      1,464              73
                                                                       -------
                                                                         2,636
                                                                       -------
COMPUTER - INTERNET - CONTENT SERVICE--0.1%
Yahoo! Inc.*                                            11,957             176
                                                                       -------

COMPUTER - NETWORK PRODUCTS & SERVICES--2.1%
Cisco Systems, Inc.*                                   146,424           2,043
Electronic Data Systems Corp.                            9,580             356
International Game Technology, Inc.*                     1,802             102
Network Appliance, Inc.*                                 6,677              83

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE INDEX 500 FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Oracle Corp.*                                          109,820         $ 1,040
Sun Microsystems, Inc.*                                 64,923             325
                                                                       -------
                                                                         3,949
                                                                       -------
COMPUTER SERVICES & SOFTWARE--4.7%
Adobe Systems, Inc.                                      4,795             137
Autodesk, Inc.                                           2,294              30
Automatic Data Processing, Inc.                         12,402             540
BMC Software, Inc.*                                      4,856              81
Citrix Systems, Inc.*                                    3,640              22
Computer Associates International, Inc.                 11,570             184
Computer Sciences Corp.*                                 3,417             163
Compuware Corp.*                                         7,467              45
Deluxe Corp.                                             1,268              49
EMC Corp.*                                              44,466             336
First Data Corp.                                        15,292             569
Intuit, Inc. *                                           4,232             210
Mercury Interactive Corp.*                               1,674              38
Microsoft Corp.*                                       108,305           5,924
NCR Corp.*                                               1,970              68
Novell, Inc.*                                            7,252              23
Parametric Technology Corp.*                             5,216              18
PeopleSoft, Inc.*                                        6,211              92
Rational Software Corp.*                                 3,888              32
Siebel Systems, Inc.*                                    9,471             135
Symbol Technologies, Inc.                                4,586              39
Unisys Corp.*                                            6,437              58
VERITAS Software Corp.*                                  8,184             162
                                                                       -------
                                                                         8,955
                                                                       -------
COMPUTERS & OFFICE EQUIPMENT--2.8%
Apple Computer, Inc.*                                    7,114             126
Dell Computer Corp.*                                    51,912           1,357
Gateway, Inc.*                                           6,480              29
Hewlett-Packard Co.                                     60,381             923
International Business Machines Corp.                   34,236           2,465
Lexmark International Group, Inc.*                       2,595             141
Pitney Bowes, Inc.                                       4,812             191
Xerox Corp.                                             14,399             100
                                                                       -------
                                                                         5,332
                                                                       -------
CONSUMER PRODUCTS--1.9%
American Greetings Corp.                                 1,303              22
Brunswick Corp.                                          1,801              50
Cendant Corp.*                                          20,861             331
Clorox Co.                                               4,607             190
Fortune Brands, Inc.                                     3,003             168
Mattel, Inc.                                             8,725             184
Maytag Corp.                                             1,551              66
Newell Rubbermaid, Inc.                                  5,339             187
NIKE, Inc.                                               5,368             288
Philip Morris Cos., Inc.                                42,789           1,869
Reebok International Ltd.*                               1,190              35
Tupperware Corp.                                         1,165              24
UST, Inc.                                                3,378             115
V.F. Corp.                                               2,202              86
Whirlpool Corp.                                          1,359              89
                                                                       -------
                                                                         3,704
                                                                       -------

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
CONTAINERS--0.1%
Ball Corp.                                               1,136         $    47
Bemis Co., Inc.                                          1,059              50
Pactiv Corp.*                                            3,163              75
Sealed Air Corp.*                                        1,679              68
                                                                       -------
                                                                           240
                                                                       -------
COSMETICS & TOILETRIES--2.4%
Alberto-Culver Co.                                       1,156              55
Avon Products, Inc.                                      4,729             247
Colgate-Palmolive Co.                                   10,942             548
Gillette Co.                                            21,135             716
International Flavors & Fragrances, Inc.                 1,885              61
Kimberly-Clark Corp.                                    10,377             643
Procter & Gamble Co.                                    25,991           2,321
                                                                       -------
                                                                         4,591
                                                                       -------
DIVERSIFIED OPERATIONS--4.9%
3M Co.                                                   7,787             958
Crane Co.                                                1,195              30
Danaher Corp.                                            3,019             200
Eaton Corp.                                              1,404             102
Fluor Corp.*                                             1,611              63
General Electric Co.                                   198,747           5,774
Honeywell International, Inc.                           16,352             576
Illinois Tool Works, Inc.                                6,123             418
ITT Industries, Inc.                                     1,815             128
Leggett & Platt, Inc.                                    3,920              92
Pall Corp.                                               2,455              51
Sara Lee Corp.                                          15,689             324
Textron, Inc.                                            2,798             131
Tyco International Ltd.                                 39,936             540
                                                                       -------
                                                                         9,387
                                                                       -------
EDUCATION--0.1%
Apollo Group, Inc.*                                      3,454             136
                                                                       -------

ELECTRIC-INTEGRATED--0.2%
Allegheny Energy, Inc.                                   2,510              65
NiSource, Inc.                                           4,150              91
Xcel Energy, Inc.                                        7,883             132
                                                                       -------
                                                                           288
                                                                       -------
ELECTRIC PRODUCTS--0.2%
Emerson Electric Co.                                     8,420             451
                                                                       -------

ELECTRONIC COMPONENTS & SEMICONDUCTORS--3.4%
Advanced Micro Devices, Inc.*                            6,829              66
Agilent Technologies, Inc.*                              9,285             222
Altera Corp.*                                            7,684             105
Analog Devices, Inc.*                                    7,299             217
Applied Materials, Inc.*                                32,759             623
Applied Micro Circuits Corp.*                            5,987              28

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE INDEX 500 FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Broadcom Corp.*                                          5,371         $    94
Intel Corp.                                            133,714           2,443
Jabil Circuit, Inc.*                                     3,951              83
KLA-Tencor Corp.*                                        3,782             166
Linear Technology Corp.                                  6,348             200
LSI Logic Corp.*                                         7,399              65
Maxim Integrated Products, Inc.*                         6,458             248
Micron Technology, Inc.                                 12,030             243
Molex, Inc.                                              3,870             130
National Semiconductor Corp.*                            3,584             105
Novellus Systems, Inc.*                                  2,904              99
NVIDIA Corp.*                                            2,991              51
PMC-Sierra, Inc.*                                        3,326              31
Power-One, Inc.*                                         1,582              10
QLogic Corp.*                                            1,859              71
Sanmina Corp.*                                          10,481              66
Solectron Corp.*                                        16,458             101
Tektronix, Inc.*                                         1,824              34
Teradyne, Inc.*                                          3,657              86
Texas Instruments, Inc.                                 34,687             822
Thomas & Betts Corp.                                     1,166              22
Vitesse Semiconductor Corp.*                             4,016              12
Xilinx, Inc.*                                            6,710             151
                                                                       -------
                                                                         6,594
                                                                       -------
ENERGY RESOURCES & SERVICES--2.5%
AES Corp.                                               10,685              58
Ameren Corp.                                             2,887             124
American Electric Power Co., Inc.                        6,777             271
American Power Conversion Corp.*                         3,919              49
Calpine Corp.*                                           7,478              53
Cinergy Corp.                                            3,341             120
CMS Energy Corp.                                         2,696              30
Consolidated Edison, Inc.                                4,253             178
Constellation Energy Group                               3,280              96
Dominion Resources, Inc.                                 5,531             366
DTE Energy Co.                                           3,333             149
Duke Energy Corp.                                       16,595             516
Edison International*                                    6,516             111
Entergy Corp.                                            4,485             190
Exelon Corp.                                             6,440             337
FirstEnergy Corp.                                        5,952             199
FPL Group, Inc.                                          3,520             211
KeySpan Corp.                                            2,814             106
Mirant Corp.*                                            8,039              59
PG&E Corp.                                               7,788             139
Pinnacle West Capital Corp.                              1,696              67
PPL Corp.                                                2,943              97
Progress Energy, Inc.                                    4,425             230
Public Service Enterprise Group, Inc.                    4,124             179
Reliant Energy, Inc.                                     6,071             103
Southern Co.                                            14,089             386
Teco Energy, Inc.                                        3,078              76
TXU Corp.                                                5,326             275

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Williams Cos., Inc.                                     10,326         $    62
                                                                       -------
                                                                         4,837
                                                                       -------
ENGINES--0.0%
Cummins Engine Co., Inc.                                   828              27
                                                                       -------

ENTERTAINMENT & LEISURE--0.6%
Carnival Corp.                                          11,729             325
Harrah's Entertainment, Inc.*                            2,293             102
The Walt Disney Co.                                     40,810             771
                                                                       -------
                                                                         1,198
                                                                       -------
FIBER OPTICS--0.1%
Corning , Inc.                                          19,003              67
JDS Uniphase Corp.*                                     27,230              73
                                                                       -------
                                                                           140
                                                                       -------
FINANCE--8.1%
Ambac Financial Group, Inc.                              2,120             142
American Express Co.                                    26,597             966
Bear Stearns Companies, Inc.                             1,993             122
Capital One Financial Corp.                              4,397             268
Charles Schwab Corp.                                    27,425             307
Citigroup, Inc.                                        102,937           3,989
Countrywide Credit Industries, Inc.                      2,472             119
Equifax, Inc.                                            2,896              78
Federal Home Loan Mortgage Corp.                        13,899             851
Federal National Mortgage Association                   19,943           1,471
Franklin Resources, Inc.                                 5,238             223
H & R Block, Inc.                                        3,670             169
Household International, Inc.                            9,130             454
J.P. Morgan Chase & Co.                                 39,818           1,351
John Hancock Financial Services, Inc.                    5,889             207
Lehman Brothers Holdings, Inc.                           4,881             305
MBIA, Inc.                                               2,954             167
MBNA Corp.                                              17,035             563
Merrill Lynch & Co., Inc.                               17,253             699
Moody's Corp.                                            3,086             154
Morgan Stanley Dean Witter & Co.                        22,031             949
Paychex, Inc.                                            7,502             235
Providian Financial Corp.                                5,774              34
SLM Corp.                                                3,107             301
State Street Corp.                                       6,505             291
Stilwell Financial, Inc.*                                4,447              81
Synovus Financial Corp.                                  5,906             163
T. Rowe Price Group, Inc.                                2,474              81
Washington Mutual, Inc.                                 19,484             723
                                                                       -------
                                                                        15,463
                                                                       -------
FOOD & BEVERAGES--4.7%
Adolph Coors Co.                                           721              45
Anheuser-Busch Cos., Inc.                               17,529             876
Archer-Daniels-Midland Co.                              13,030             167
Brown-Forman Corp.                                       1,366              94
Campbell Soup Co.                                        8,204             227
Coca-Cola Co.                                           49,672           2,782
Coca-Cola Enterprises, Inc.                              8,934             197
ConAgra, Inc.                                           10,744             297

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE INDEX 500 FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
General Mills, Inc.                                      7,326         $   323
Heinz (H.J.) Co.                                         7,007             288
Hershey Foods Corp.                                      2,730             171
Kellogg Co.                                              8,182             293
Pepsi Bottling Group, Inc.                               5,652             174
PepsiCo, Inc.                                           35,360           1,704
SUPERVALU, Inc.                                          2,663              65
SYSCO Corp.                                             13,267             361
Unilever NV                                             11,431             741
Wm. Wrigley Jr., Co.                                     4,507             249
                                                                       -------
                                                                         9,054
                                                                       -------
FOREST PRODUCTS--0.1%
Plum Creek Timber Co., Inc.                              3,693             113
                                                                       -------

HEALTH & HOUSEHOLD--0.1%
Cintas Corp.                                             3,397             168
                                                                       -------

HEALTHCARE--1.1%
HCA - The Healthcare Corp.                              10,280             488
Healthsouth Corp.*                                       7,870             101
Humana, Inc.*                                            3,384              53
Manor Care, Inc.*                                        2,006              46
McKesson HBOC, Inc.                                      5,749             188
Tenet Healthcare Corp.*                                  6,517             466
UnitedHealth Group, Inc.                                 6,158             564
Wellpoint Health Networks, Inc.*                         2,900             226
                                                                       -------
                                                                         2,132
                                                                       -------
HOTELS & RESORTS--0.2%
Hilton Hotels Corp.                                      7,410             103
Marriott International, Inc.                             4,857             185
Starwood Hotels & Resorts Worldwide, Inc.                3,987             131
                                                                       -------
                                                                           419
                                                                       -------
HUMAN RESOURCES--0.0%
Robert Half International, Inc.                          3,523              82
                                                                       -------

INSTRUMENTS - CONTROLS--0.2%
Johnson Controls, Inc.                                   1,772             145
Millipore Corp.                                            967              31
Parker-Hannifin Corp.                                    2,354             112
PerkinElmer, Inc.                                        2,514              28
Thermo Electron Corp.*                                   3,447              57
Waters Corp.*                                            2,627              70
                                                                       -------
                                                                           443
                                                                       -------
INSURANCE--4.4%
ACE Ltd.                                                 5,244             166
Aetna, Inc.*                                             2,918             140
AFLAC, Inc.                                             10,361             332
Allstate Corp.                                          14,188             525
American International Group, Inc.                      52,256           3,565
Aon Corp.                                                5,440             160
Chubb Corp.                                              3,429             243
CIGNA Corp.                                              2,817             274

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Cincinnati Financial Corp.                               3,245         $   151
Conseco, Inc.                                            6,920              14
Hartford Financial Services Group, Inc.                  4,948             294
Jefferson-Pilot Corp.                                    3,004             141
Lincoln National Corp.                                   3,740             157
Loews Corp.                                              3,781             200
Marsh & McLennan Cos., Inc.                              5,476             529
MetLife, Inc.                                           14,108             406
MGIC Investment Corp.                                    2,114             143
Progressive Corp.                                        4,399             254
SAFECO Corp.                                             2,556              79
St. Paul Cos., Inc.                                      4,166             162
Torchmark Corp.                                          2,428              93
UnumProvident Corp.                                      4,858             124
XL Capital Ltd.                                          2,710             230
                                                                       -------
                                                                         8,382
                                                                       -------
MACHINERY--0.5%
Black & Decker Corp.                                     1,609              78
Caterpillar, Inc.                                        6,878             337
Deere & Co.                                              4,754             228
Dover Corp.                                              4,055             142
McDermott International, Inc.*                           1,260              10
Snap-On, Inc.                                            1,163              35
Stanley Works                                            1,705              70
                                                                       -------
                                                                           900
                                                                       -------
MANUFACTURING--0.1%
Cooper Industries, Ltd.                                  1,861              73
Ingersoll Rand Co. Ltd.                                  3,379             154
                                                                       -------
                                                                           227
                                                                       -------
MEDIA & COMMUNICATION--0.7%
AOL Time Warner*                                        89,050           1,310
                                                                       -------

MEDICAL SERVICES & EQUIPMENT--2.5%
Amgen, Inc.*                                            20,779             870
Bard (C.R.), Inc.                                        1,052              60
Baxter International, Inc.                              12,021             534
Becton, Dickinson & Co.                                  5,166             178
Biogen, Inc.*                                            2,970             123
Biomet, Inc.                                             5,360             145
Boston Scientific Corp.*                                 8,119             238
Cardinal Health, Inc.                                    9,033             555
Chiron Corp.*                                            3,800             134
Genzyme Corp.*                                           4,277              82
Guidant Corp.*                                           6,119             185
Health Management Associates, Inc.*                      4,826              97
Medtronic, Inc.                                         24,280           1,040
St. Jude Medical, Inc.*                                  1,762             130
Stryker Corp.                                            3,947             211
Zimmer Holdings, Inc.*                                   3,884             139
                                                                       -------
                                                                         4,721
                                                                       -------
METAL COMPONENTS & PRODUCTS--0.6%
Alcan, Inc.                                              6,424             241

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE INDEX 500 FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Alcoa, Inc.                                             16,932         $   561
Allegheny Technologies, Inc.                             1,611              26
Freeport-McMoRan Copper & Gold, Inc.*                    2,886              52
Inco Ltd.                                                3,645              83
Nucor Corp.                                              1,561             102
Phelps Dodge Corp.                                       1,774              73
United States Steel Corp.                                2,024              40
Worthington Industries, Inc.                             1,709              31
                                                                       -------
                                                                         1,209
                                                                       -------
METALS & MINING--0.2%
Barrick Gold Corp.                                      10,820             205
Newmont Mining Corp.                                     7,834             206
Placer Dome, Inc.                                        6,597              74
                                                                       -------
                                                                           485
                                                                       -------
OFFICE SUPPLIES--0.1%
Avery Dennison Corp.                                     2,197             138
                                                                       -------

OIL & GAS--7.4%
Amerada Hess Corp.                                       1,779             147
Anadarko Petroleum Corp.                                 4,966             245
Apache Corp.                                             2,873             165
Baker Hughes, Inc.                                       6,746             225
BJ Services Co.*                                         3,133             106
Burlington Resources, Inc.                               4,023             153
ChevronTexaco Corp.                                     21,348           1,889
Conoco, Inc.                                            12,533             348
Devon Energy Corp.                                       3,127             154
Dynegy, Inc.                                             7,224              52
El Paso Corp.                                           10,654             220
EOG Resources, Inc.                                      2,321              92
Exxon Mobil Corp.                                      135,635           5,550
Halliburton Co.                                          8,712             139
Kerr-McGee Corp.                                         2,005             107
Kinder Morgan, Inc.                                      2,443              93
Marathon Oil Corp.                                       6,194             168
Nabors Industries Ltd.*                                  2,882             102
NICOR, Inc.                                                885              40
Noble Corp.*                                             2,689             104
Occidental Petroleum Corp.                               7,499             225
Peoples Energy Corp.                                       709              26
Phillips Petroleum Co.                                   7,656             451
Rowan Cos., Inc.*                                        1,878              40
Royal Dutch Petroleum Co.                               42,478           2,348
Schlumberger Ltd.                                       11,542             537
Sempra Energy                                            4,106              91
Sunoco, Inc.                                             1,525              54
Transocean Sedco Forex, Inc.                             6,383             199
Unocal Corp.                                             4,892             181
                                                                       -------
                                                                        14,251
                                                                       -------
OPTICAL SUPPLIES--0.0%
Bausch & Lomb, Inc.                                      1,078              36
                                                                       -------

PAPER & RELATED PRODUCTS--0.6%
Boise Cascade Corp.                                      1,164              40
Georgia-Pacific Group                                    4,605             113

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
International Paper Co.                                  9,658         $   421
Louisiana-Pacific Corp.                                  2,091              22
Meadwestavco Corp.                                       3,996             134
Temple-Inland, Inc.                                      1,059              61
Weyerhaeuser Co.                                         4,369             279
                                                                       -------
                                                                         1,070
                                                                       -------

PHARMACEUTICALS--9.1%
Abbott Laboratories                                     31,211           1,175
Allergan, Inc.                                           2,585             173
Amerisourcebergen Corp.                                  2,098             159
Applera Corporation-Applied Biosystems Group             4,247              83
Bristol-Myers Squibb Co.                                38,765             996
Eli Lilly & Co.                                         22,483           1,268
Forest Laboratories, Inc.*                               3,573             253
Immunex Corp. *                                         11,041             247
Johnson & Johnson                                       60,222           3,147
King Pharmaceuticals, Inc.*                              4,960             110
MedImmune, Inc.*                                         5,001             132
Merck & Co., Inc.                                       45,302           2,294
Pfizer, Inc.                                           124,889           4,371
Pharmacia Corp.                                         25,861             968
Schering-Plough Corp.                                   29,321             721
Watson Pharmaceuticals, Inc.*                            2,130              54
Wyeth                                                   26,524           1,358
                                                                       -------
                                                                        17,509
                                                                       -------
PHOTOGRAPHY EQUIPMENT & SUPPLIES--0.1%
Eastman Kodak Co.                                        5,829             170
                                                                       -------

PRINTING & PUBLISHING--0.3%
Donnelley (R.R.) & Sons Co.                              2,265              62
Dow Jones & Co., Inc.                                    1,684              82
Knight-Ridder, Inc.                                      1,666             105
New York Times Co.                                       3,030             156
Tribune Co.                                              6,021             262
                                                                       -------
                                                                           667
                                                                       -------
RESTAURANTS--0.7%
Darden Restaurants, Inc.                                 3,464              86
McDonald's Corp.                                        25,439             724
Starbucks Corp.*                                         7,721             192
Wendy's International, Inc.                              2,292              91
Yum! Brands, Inc.*                                       5,929             173
                                                                       -------
                                                                         1,266
                                                                       -------
RETAIL--7.0%
Albertson's, Inc.                                        8,133             248
AutoZone, Inc.*                                          2,109             163
Bed, Bath & Beyond, Inc.*                                5,838             220
Best Buy Co., Inc.*                                      6,411             233
Big Lots, Inc.*                                          2,319              46
Circuit City Stores - Circuit City Group                 4,197              79
Costco Wholesale Corp.*                                  9,081             351
CVS Corp.                                                7,838             240

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONTINUED)
THE INDEX 500 FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Dillard's, Inc.                                          1,684         $    44
Dollar General Corp.                                     6,657             127
Family Dollar Stores, Inc.                               3,462             122
Federated Department Stores, Inc.*                       4,022             160
Gap, Inc.                                               17,334             246
Hasbro, Inc.                                             3,462              47
Home Depot, Inc.                                        47,096           1,730
Jones Apparel Group, Inc.                                2,576              97
Kohl's Corp.*                                            6,722             471
Kroger Co.*                                             15,882             316
Limited, Inc.                                           10,377             221
Liz Claiborne, Inc.                                      2,133              68
May Department Stores Co.                                5,725             189
Nordstrom, Inc.                                          2,692              61
Office Depot, Inc.*                                      6,167             104
Penney (J.C.) Co., Inc.                                  5,346             118
Radio Shack Corp.                                        3,477             105
Safeway, Inc.*                                           9,666             282
Sears, Roebuck & Co.                                     6,306             342
Staples, Inc.*                                           9,350             184
Target Corp.                                            18,134             691
Tiffany & Co.                                            2,914             103
TJX Cos., Inc.                                          10,795             212
Toys "R" Us, Inc.*                                       4,209              74
Wal-Mart Stores, Inc.                                   88,957           4,894
Walgreen Co.                                            20,467             791
Winn-Dixie Stores, Inc.                                  2,811              44
                                                                       -------
                                                                        13,423
                                                                       -------
SERVICES - COMMERCIAL--0.3%
Concord EFS, Inc.*                                      10,210             308
Convergys Corp.*                                         3,458              67
Fiserv, Inc.*                                            3,825             140
IMS Health, Inc.                                         5,774             104
Quintiles Transnational Corp.*                           2,374              30
                                                                       -------
                                                                           649
                                                                       -------
TELECOMMUNICATIONS--4.7%
ADC Telecommunications, Inc.*                           15,884              36
ALLTEL Corp.                                             6,219             292
Andrew Corp.*                                            1,962              28
AT&T Corp.                                              75,969             813
AT&T Wireless Services, Inc.*                           54,122             317
Avaya, Inc.                                              7,223              36
BellSouth Corp.                                         37,488           1,181
CenturyTel, Inc.                                         2,827              83
CIENA Corp. *                                            6,598              28
Citizens Communications Co.*                             5,636              47
Comverse Technology, Inc.*                               3,737              35
Lucent Technologies, Inc.                               68,528             114
Motorola, Inc.*                                         45,414             655
Nextel Communications, Inc.*                            16,297              52
Nortel Networks Corp.                                   76,740             111
Palm, Inc.*                                             11,585              20

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
QUALCOMM, Inc.*                                         15,393         $   423
Qwest Communications International, Inc.                33,537              94
SBC Communications, Inc.                                66,801           2,037
Scientific-Atlanta, Inc.                                 3,132              52
Sprint Corp.                                            17,821             189
Sprint Corp.-(PCS Group)*                               19,849              89
Tellabs, Inc.*                                           8,217              51
Verizon Communications                                  54,458           2,186
                                                                       -------
                                                                         8,969
                                                                       -------
TRANSPORTATION & RELATED SERVICES--0.9%
AMR Corp.*                                               3,102              52
Burlington Northern Santa Fe Corp.                       7,660             230
CSX Corp.                                                4,247             149
Delta Air Lines, Inc.                                    2,465              49
FedEx Corp.*                                             5,968             319
Norfolk Southern Corp.                                   7,761             181
Ryder System, Inc.                                       1,238              34
Sabre Holdings Corp.*                                    2,889             103
Southwest Airlines Co.                                  15,433             249
Union Pacific Corp.                                      5,037             319
                                                                       -------
                                                                         1,685
                                                                       -------
WASTE MANAGEMENT--0.2%
Allied Waste Industries, Inc.*                           3,943              38
Waste Management, Inc.                                  12,361             322
                                                                       -------
                                                                           360
                                                                       -------
WHOLESALE DISTRIBUTOR--0.0%
Grainger (W.W.), Inc.                                    1,873              94
                                                                       -------

TOTAL COMMON STOCKS
   (COST $253,290)                                                     181,240
                                                                       -------

------------------------------------------------------------------------------
RIGHTS--0.0%
------------------------------------------------------------------------------
Seagate Tax Refund Rights
   (COST $0)                                             4,100               -
                                                                       -------

------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--0.3%
------------------------------------------------------------------------------
APARTMENTS--0.1%
Equity Residential Properties Trust                      5,491             158
                                                                       -------

OFFICE PROPERTY--0.1%
Equity Office Properties Trust                           8,336             251
                                                                       -------

REGIONAL MALLS--0.1%
Simon Property Group, Inc.                               3,520             130
                                                                       -------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
   (COST $541)                                                             539
                                                                       -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONCLUDED)
THE INDEX 500 FUND

                                                        PAR              VALUE
                                                       (000)             (000)
------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--0.5%
------------------------------------------------------------------------------
U.S. TREASURY BILLS
1.800, 08/29/2002 ^                                     20,000         $    20
1.820, 08/29/2002 ^                                    490,000             488
1.900, 08/29/2002 ^                                     15,000              15
1.600, 10/10/2002 ^                                     50,000              50
1.680, 10/10/2002 ^                                     50,000              50
1.790, 10/10/2002 ^                                     20,000              20
1.800, 10/10/2002 ^                                     15,000              15
1.860, 10/10/2002 ^                                     35,000              35
1.920, 10/10/2002 ^                                    205,000             204
1.730, 12/19/2002 ^                                     15,000              15
                                                                       -------

TOTAL U.S. TREASURY OBLIGATIONS
   (COST $912)                                                             912
                                                                       -------

                                                      NUMBER
                                                    OF SHARES
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.6%
------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - Tempfund Dollar                            8,761,694           8,762
RBB Sansom Street Fund -
  Money Market portfolio                                48,255              48
                                                                       -------

TOTAL SHORT-TERM INVESTMENTS
   (COST $8,810)                                                         8,810
                                                                       -------

TOTAL INVESTMENTS--99.9%
   (COST $263,553) (a)                                                 191,501

OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.1%                                                    158
                                                                       -------

NET ASSETS APPLICABLE TO 27,990,618
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100.0%                                     $191,659
                                                                      ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                          $  6.85
                                                                       =======

----------------------
* Non-Income Producing Security
^ $911,741 market value held as collateral for the open futures contract.

(a) At June 30, 2002, the cost for Federal income tax purposes was $263,705,945. Net unrealized depreciation was ($72,205,225). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $17,529,158 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($89,734,383).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE MID CAP GROWTH FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
COMMON STOCKS--97.8%
------------------------------------------------------------------------------
ADVERTISING--1.2%
Getty Images, Inc.*                                     11,960         $   260
Lamar Advertising Co.*+                                  5,180             193
                                                                       -------
                                                                           453
                                                                       -------
AEROSPACE & DEFENSE--0.5%
Alliant Techsystems, Inc.*                               3,105             198
                                                                       -------

BANKING--1.6%
Investors Financial Services Corp.                      10,300             345
Zions Bancorp                                            4,480             233
                                                                       -------
                                                                           578
                                                                       -------
BROADCAST/MEDIA--1.2%
Cumulus Media, Inc. - Class A*                          11,450             158
Lin TV Corp.*                                           10,370             280
                                                                       -------
                                                                           438
                                                                       -------
BROKERAGE--0.7%
Gallagher (Arthur J.) & Co.                              6,930             240
                                                                       -------

BUILDING MAINTENANCE & SERVICES--1.0%
Ecolab, Inc.                                             8,190             379
                                                                       -------

COMPUTER - INTERNET - CONTENT SERVICE--1.2%
Yahoo! Inc.*                                            31,010             458
                                                                       -------

COMPUTER - INTERNET SERVICES & SOFTWARE--1.3%
KPMG Consulting, Inc.*                                  12,290             183
Symantec Corp.*+                                         9,470             311
                                                                       -------
                                                                           494
                                                                       -------
COMPUTER - NETWORK PRODUCTS & SERVICES--2.3%
Brocade Communications Systems, Inc.*                   34,860             609
Extreme Networks, Inc.*+                                26,810             262
                                                                       -------
                                                                           871
                                                                       -------
COMPUTER - NETWORK SERVICES & SOFTWARE--0.9%
Emulex Corp.*                                           14,130             318
                                                                       -------

COMPUTER SERVICES & SOFTWARE--8.0%
Affiliated Computer Services, Inc.*+                     7,760             368
DST Systems, Inc.*                                       6,160             282
Electronic Arts, Inc.*+                                  6,910             456
Intuit, Inc.*                                            6,180             307
Mercury Interactive Corp.*+                             12,260             282
SunGard Data Systems, Inc.*+                            14,130             374
The BISYS Group, Inc.*                                  12,580             419
THQ, Inc.*+                                              9,310             278
VERITAS Software Corp.*                                 11,000             218
                                                                       -------
                                                                         2,984
                                                                       -------
COMPUTERS & OFFICE EQUIPMENT--1.1%
Lexmark International Group, Inc.*                       7,220             393
                                                                       -------

CONTAINERS--0.6%
Ball Corp.+                                              5,740             238
                                                                       -------

DISTRIBUTION SERVICES--0.8%
Tech Data Corp.*                                         8,010             303
                                                                       -------

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
EDUCATION--1.3%
Apollo Group, Inc.*                                     12,390         $   488
                                                                       -------

ELECTRONIC COMPONENTS & SEMICONDUCTORS--14.1%
Broadcom Corp.*+                                        35,650             625
Fairchild Semiconductor Corp. - Class A *               15,300             372
Integrated Device Technology, Inc.*                     12,510             227
Jabil Circuit, Inc.*                                    14,220             300
KLA-Tencor Corp.*+                                      12,780             562
L-3 Communications Holdings, Inc.*                       4,360             235
Lam Research Corp.*+                                    11,960             215
Marvell Technology Group Ltd.*+                         12,720             253
Microchip Technology, Inc. *                            13,150             361
Molex, Inc.+                                             6,100             205
National Semiconductor Corp.*                           10,140             296
Novellus Systems, Inc.*                                  9,340             318
PMC-Sierra, Inc.*+                                      34,560             320
QLogic Corp.*                                           12,910             492
Vishay Intertechnology, Inc.*+                          21,430             471
                                                                       -------
                                                                         5,252
                                                                       -------
ENERGY RESOURCES & SERVICES--1.0%
DTE Energy Co.                                           4,590             205
Edison International*                                    9,470             161
                                                                       -------
                                                                           366
                                                                       -------
ENTERTAINMENT & LEISURE--1.0%
Hollywood Entertainment Corp.*                          17,520             362
                                                                       -------

FINANCE--4.0%
AmeriCredit Corp.*+                                     11,360             319
Astoria Financial Corp.                                  6,010             193
Bear Stearns Companies, Inc.+                            6,920             424
Certegy, Inc.*                                           5,390             200
Legg Mason, Inc.+                                        7,160             353
                                                                       -------
                                                                         1,489
                                                                       -------
FOOD & BEVERAGES--2.4%
Kellogg Co.                                              6,190             222
Pepsi Bottling Group, Inc.                               9,950             306
Tyson Foods, Inc.                                       15,690             243
Whole Foods Market, Inc.                                 2,290             110
                                                                       -------
                                                                           881
                                                                       -------
HEALTHCARE--2.1%
LifePoint Hospitals, Inc.*                               5,210             189
Wellpoint Health Networks, Inc.*+                        7,600             591
                                                                       -------
                                                                           780
                                                                       -------
HOSPITALS--0.7%
Triad Hospital, Inc.*+                                   5,800             246
                                                                       -------

HOTELS & GAMING--0.7%
MGM Mirage, Inc.*                                        7,750             262
                                                                       -------

HOTELS & RESORTS--1.8%
Hilton Hotels Corp.+                                    21,240             295
Starwood Hotels & Resorts Worldwide, Inc.               11,300             372
                                                                       -------
                                                                           667
                                                                       -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONCLUDED)
THE MID CAP GROWTH FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
INSURANCE--1.9%
Anthem, Inc.*+                                           7,060         $   476
Jefferson-Pilot Corp.                                    4,570             215
                                                                       -------
                                                                           691
                                                                       -------
MACHINERY--0.7%
SPX Corp.*+                                              2,180             256
                                                                       -------

MEDICAL SERVICES & EQUIPMENT--10.6%
Biomet, Inc.                                            13,880             376
Cephalon, Inc.*+                                         5,240             237
DENTSPLY International, Inc.                             9,505             351
Henry Schein, Inc.*                                     10,060             448
Laboratory Corp. of America Holdings*+                   8,400             383
Quest Diagnostics, Inc.*+                                5,860             504
St. Jude Medical, Inc.*                                  8,130             600
Universal Health Services, Inc.*+                        8,530             418
Varian Medical Systems, Inc.*                            6,080             247
Zimmer Holdings, Inc.*                                  10,660             380
                                                                       -------
                                                                         3,944
                                                                       -------
OFFICE SUPPLIES--0.8%
Avery Dennison Corp.                                     4,890             307
                                                                       -------

OIL & GAS--6.7%
BJ Services Co.*+                                       14,400             488
Burlington Resources, Inc.                               5,050             192
Kerr-McGee Corp.+                                        4,200             225
Murphy Oil Corp.                                         4,420             365
Nabors Industries Ltd.*+                                 4,340             153
Pogo Producing Co.                                       7,470             244
Tidewater, Inc.                                          6,980             230
Weatherford International Ltd.*+                         8,610             372
XTO Energy, Inc.                                        11,520             237
                                                                       -------
                                                                         2,506
                                                                       -------
PAPER & RELATED PRODUCTS--1.5%
Boise Cascade Corp.                                      6,630             229
Bowater, Inc.                                            5,830             317
                                                       -------         -------
                                                                           546
                                                                       -------
PHARMACEUTICALS--7.3%
Amerisourcebergen Corp.+                                 8,620             655
Caremark Rx, Inc.*+                                     18,980             313
Express Scripts, Inc.*+                                  7,620             382
IDEC Pharmaceuticals Corp.*+                             5,330             189
King Pharmaceuticals, Inc.*                             14,576             324
MedImmune, Inc.*                                        20,833             550
Shire Pharmaceuticals Group*                            11,560             298
                                                                       -------
                                                                         2,711
                                                                       -------
RESTAURANTS--1.5%
Starbucks Corp.*+                                       15,210             378
Yum! Brands, Inc.*                                       6,440             188
                                                                       -------
                                                                           566
                                                                       -------

-------------------
* Non-Income Producing Security
ADR - American Depository Receipt
+Security position is either entirely or partially utilized in the security lending program.

(a) At June 30, 2002, the cost for Federal income tax purposes was $40,019,537. Net unrealized depreciation was ($3,140,716). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,434,008 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($4,574,724).

The accompanying notes are an integral part of these financial statements.



                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
RETAIL--12.4%
Amazon.com, Inc.*+                                      16,360         $   266
AutoZone, Inc.*+                                         2,570             199
Bed, Bath & Beyond, Inc.*                               11,640             439
Big Lots, Inc.*                                         10,540             207
CDW Computer Centers, Inc.*                              6,190             290
Circuit City Stores - Circuit City Group                 9,520             179
Dollar Tree Stores, Inc. *                               5,370             212
Family Dollar Stores, Inc.                              12,450             439
Krispy Kreme Doughnuts, Inc.*+                           5,930             191
Limited, Inc.                                           14,330             305
Michaels Stores, Inc.*                                   4,390             171
NBTY, Inc.*                                             10,420             161
Office Depot, Inc.*                                     16,480             277
Pier 1 Imports, Inc.                                    13,190             277
Sonic Automotive, Inc.*                                  9,350             241
Tiffany & Co.+                                          12,410             437
Williams Sonoma, Inc.*                                   9,760             299
                                                                       -------
                                                                         4,590
                                                                       -------
SERVICES - COMMERCIAL--0.8%
Fiserv, Inc.*                                            7,950             292
                                                                       -------

THERAPEUTICS--1.6%
Gilead Sciences, Inc.*+                                 13,640             449
Trimeris, Inc.*                                          2,850             127
                                                                       -------
                                                                           576
                                                                       -------
TRAVEL SERVICES--0.5%
Hotels.Com*                                              4,300             182
                                                                       -------

TOTAL COMMON STOCKS
   (COST $38,231)                                                       36,305
                                                                       -------

------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.5%
------------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - Tempfund Dollar
   (COST $574)                                         573,851             574
                                                                       -------

TOTAL INVESTMENTS--99.3%
   (COST $38,805) (a)                                                   36,879

OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.7%                                                    251
                                                                       -------

NET ASSETS APPLICABLE TO 7,607,854
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100%                                        $37,130
                                                                       =======

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                          $  4.88
                                                                       =======

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE LARGE CAP GROWTH FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
COMMON STOCKS--94.7%
------------------------------------------------------------------------------
ADVERTISING--1.0%
Omnicom Group, Inc.                                        700         $    32
                                                                       -------

AEROSPACE & DEFENSE--2.5%
Boeing Co.                                               1,000              45
United Technologies Corp.                                  500              34
                                                                       -------
                                                                            79
                                                                       -------
BANKING--5.4%
Bank of New York Co., Inc.                               2,700              91
Bank One Corp.                                             500              19
Wells Fargo & Co.                                        1,200              60
                                                                       -------
                                                                           170
                                                                       -------
BROADCAST/MEDIA--0.4%
Clear Channel Communications, Inc.*                        400              13
                                                                       -------

CHEMICALS--1.1%
Dow Chemical Co.                                         1,000              34
                                                                       -------

COMMUNICATIONS SERVICES--0.6%
Cox Communications, Inc.                                   700              19
                                                                       -------

COMPUTERS & OFFICE EQUIPMENT--3.4%
Dell Computer Corp.*                                     1,600              42
International Business Machines Corp.                      900              65
                                                                       -------
                                                                           107
                                                                       -------
COMPUTER SERVICES & SOFTWARE--5.3%
Automatic Data Processing, Inc.                          1,000              44
Computer Associates International, Inc.                    400               6
Computer Sciences Corp.*                                   400              19
Microsoft Corp.*                                         1,800              98
                                                                       -------
                                                                           167
                                                                       -------
COMPUTER - NETWORK PRODUCTS & SERVICES--1.6%
Cisco Systems, Inc.*                                     1,000              14
Electronic Data Systems Corp.                              700              26
Oracle Corp.*                                            1,200              11
                                                                       -------
                                                                            51
                                                                       -------
CONSUMER PRODUCTS--3.1%
Cendant Corp.*                                           1,600              25
Philip Morris Cos., Inc.                                 1,700              74
                                                                       -------
                                                                            99
                                                                       -------
COSMETICS & TOILETRIES--2.1%
Kimberly-Clark Corp.                                       500              31
Procter & Gamble Co.                                       400              36
                                                                       -------
                                                                            67
                                                                       -------
DIVERSIFIED OPERATIONS--4.3%
Enpro Industries, Inc.*                                    200               1
General Electric Co.                                     4,600             134
                                                                       -------
                                                                           135
                                                                       -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--4.7%
Applied Materials, Inc.*                                 1,700              32
Intel Corp.                                              1,400              26
KLA-Tencor Corp.*                                          300              13
Linear Technology Corp.                                    700              22
Novellus Systems, Inc.*                                    600              20
Xilinx, Inc.*                                            1,500              34
                                                                       -------
                                                                           147
                                                                       -------

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
ELECTRIC PRODUCTS--1.0%
Emerson Electric Co.                                       600         $    32
                                                                       -------

ENERGY RESOURCES & SERVICES--1.7%
CMS Energy Corp.                                         1,200              13
Exelon Corp.                                               300              16
FPL Group, Inc.                                            200              12
Peabody Energy Corp.*                                      500              14
                                                                       -------
                                                                            55
                                                                       -------
ENTERTAINMENT & LEISURE--0.9%
The Walt Disney Co.                                      1,600              30
                                                                       -------

FINANCE--5.4%
Citigroup, Inc.                                          2,800             109
Federal National Mortgage Association                      300              22
Washington Mutual, Inc.                                  1,100              41
                                                                       -------
                                                                           172
                                                                       -------
FINANCIAL--1.2%
Goldman Sachs Group, Inc.                                  500              37
                                                                       -------

HEALTHCARE--1.0%
McKesson HBOC, Inc.                                        600              20
Mediacom Communications Corp.*                           1,500              12
                                                                       -------
                                                                            32
                                                                       -------
INSTRUMENTS - CONTROLS--0.3%
Mettler-Toledo International, Inc.*                        300              11
                                                                       -------

INSURANCE--5.7%
AFLAC, Inc.                                                700              22
American International Group, Inc.                       1,200              82
Expeditors International of Washington, Inc.             1,400              46
Marsh & McLennan Cos., Inc.                                300              29
                                                                       -------
                                                                           179
                                                                       -------
MEDIA & COMMUNICATIONS--0.3%
AOL Time Warner*                                           700              10
                                                                       -------

MEDICAL SERVICES & EQUIPMENT--4.0%
Amgen, Inc.*                                             1,000              42
Baxter International, Inc.                                 300              13
Genentech, Inc.                                            900              30
Guidant Corp.*                                             400              12
Medtronic, Inc.                                            700              30
                                                                       -------
                                                                           127
                                                                       -------
OIL & GAS--4.8%
Anadarko Petroleum Corp.                                   700              35
Conoco, Inc.                                               700              20
Exxon Mobil Corp.                                          700              29
Royal Dutch Petroleum Co. ADR                              700              39
Schlumberger Ltd.                                          600              28
                                                                       -------
                                                                           151
                                                                       -------
PHARMACEUTICALS--15.1%
Abbott Laboratories                                        500              19
Allergan, Inc.                                             300              20
Amerisourcebergen Corp.                                    400              30
Bristol-Myers Squibb Co.                                 2,500              64
Eli Lilly & Co.                                            300              17

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONCLUDED)
THE LARGE CAP GROWTH FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
King Pharmaceuticals, Inc.*                                400         $     9
Merck & Co., Inc.                                          700              35
Pfizer, Inc.                                             3,300             116
Pharmacia Corp.                                          2,000              75
Shire Pharmaceuticals Group                                900              23
Watson Pharmaceuticals, Inc.*                              700              18
Wyeth                                                    1,000              51
                                                                       -------
                                                                           477
                                                                       -------
RETAIL--6.3%
Home Depot, Inc.                                         2,200              81
May Department Stores Co.                                  800              26
Target Corp.                                               200               8
Wal-Mart Stores, Inc.                                    1,500              83
                                                                       -------
                                                                           198
                                                                       -------
RETAIL STORES-DEPARTMENT--1.6%
BJ's Wholesale Club, Inc.*                               1,300              50
                                                                       -------

RETAIL-SPECIALTY--1.4%
Barnes & Noble, Inc.*                                    1,700              45
                                                                       -------

RESTAURANTS--1.2%
McDonald's Corp.                                         1,300              37
                                                                       -------

TELECOMMUNICATIONS--7.3%
Amdocs Ltd.*                                             1,500              11
AT&T Corp.                                               1,600              17
BellSouth Corp.                                          1,700              54
Nokia Corp. ADR                                            800              12
QUALCOMM, Inc.*                                            500              14
SBC Communications, Inc.                                 2,800              85
Sprint Corp.                                             1,900              20
Verizon Communications                                     400              16
                                                                       -------
                                                                           229
                                                                       -------
TOTAL COMMON STOCKS
   (COST $3,236)                                                         2,992
                                                                       -------

------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--6.1%
------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                                      96,275              96
BlackRock Provident Institutional
  Funds - TempFund                                      96,269              96
                                                                       -------

TOTAL SHORT-TERM INVESTMENTS
   (COST $192)                                                             192
                                                                       -------

TOTAL INVESTMENTS--100.8%
   (COST $3,428) (a)                                                     3,184

LIABILITIES IN EXCESS
   OF OTHER ASSETS---(0.8%)                                                (26)
                                                                       -------

NET ASSETS APPLICABLE TO 340,330
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100%                                        $ 3,158
                                                                       =======


------------------------------------------------------------------------------

------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                          $  9.28
                                                                       =======

--------------------
* Non-Income Producing Security
ADR - American Depository Receipt

(a) At June 30, 2002, the cost for Federal income tax purposes was $3,428,188. Net unrealized depreciation was ($244,117). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $32,888 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($277,005).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE STRATEGIC VALUE FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
COMMON STOCKS--92.5%
------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS--1.9%
IMC Global, Inc.                                         7,100         $    89
                                                                       -------

AUTOMOBILES & RELATED--5.1%
Dana Corp.                                               4,500              83
Genuine Parts Co.                                        3,100             108
Goodyear Tire & Rubber Co.                               2,400              45
                                                                       -------
                                                                           236
                                                                       -------
CHEMICALS--6.7%
Crompton Corp.                                           8,400             107
Eastman Chemical Co.                                     2,500             117
Solutia, Inc.                                           11,700              82
                                                                       -------
                                                                           306
                                                                       -------
COMPUTER SERVICES & SOFTWARE--0.9%
Sybase, Inc.*                                            4,100              43
                                                                       -------

CONSUMER PRODUCTS--2.1%
Newell Rubbermaid, Inc.                                  2,700              95
                                                                       -------

CONTAINERS--4.4%
Ball Corp.                                               2,000              83
Pactiv Corp.*                                            5,000             119
                                                                       -------
                                                                           202
                                                                       -------
DIVERSIFIED OPERATIONS--1.4%
Leggett & Platt, Inc.                                    2,800              66
                                                                       -------

ELECTRICAL EQUIPMENT--2.3%
Hubbell, Inc., Class B                                   3,100             106
                                                                       -------

ENERGY RESOURCES & SERVICES--7.3%
Ameren Corp.                                             2,000              86
CMS Energy Corp.                                         7,000              77
Northeast Utilities                                      4,900              92
Teco Energy, Inc.                                        3,300              82
                                                                       -------
                                                                           337
                                                                       -------
FOOD & BEVERAGES--1.8%
Archer-Daniels-Midland Co.                               6,300              81
                                                                       -------

HEALTHCARE--2.7%
Health Net, Inc.*                                        3,200              86
Trigon Healthcare, Inc. *                                  400              40
                                                                       -------
                                                                           126
                                                                       -------
HOTELS & GAMING--1.6%
Park Place Entertainment Corp.                           7,100              73
                                                                       -------

INSURANCE--8.5%
Everest RE Group Ltd.                                    1,500              84
PartnerRe Ltd.                                           1,800              88
SAFECO Corp.                                             2,900              90
Transatlantic Holdings, Inc.                               200              16
XL Capital Ltd.                                          1,300             110
                                                                       -------
                                                                           388
                                                                       -------
MACHINERY--3.2%
CNH Global N.V                                           8,300              33
Snap-On, Inc.                                            3,800             113
                                                                       -------
                                                                           146
                                                                       -------

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MANUFACTURING--2.2%
Tommy Hilfiger Corp.*                                    7,200         $   103
                                                                       -------

MEDICAL SERVICES & EQUIPMENT--5.9%
Becton, Dickinson & Co.                                  1,200              41
Boston Scientific Corp.*                                 3,800             111
Mylan Laboratories, Inc.                                 3,800             119
                                                                       -------
                                                                           271
                                                                       -------
METAL COMPONENTS & PRODUCTS--1.9%
Timken Co.                                               3,800              85
                                                                       -------

MINING - GOLD--2.0%
Potash Corp. of Saskatchewan, Inc.                       1,400              93
                                                                       -------

OIL & GAS--8.9%
EOG Resources, Inc.                                      2,400              95
Halliburton Co.                                          6,700             107
Kerr-McGee Corp.                                         1,700              91
Pride International, Inc.                                3,300              52
Southwest Gas Corp.                                      2,600              64
                                                                       -------
                                                                           409
                                                                       -------
PAPER & RELATED PRODUCTS--3.4%
Georgia-Pacific Group                                    4,400             108
Meadwestavco Corp.                                       1,500              50
                                                                       -------
                                                                           158
                                                                       -------
PHARMACEUTICALS--1.9%
Caremark Rx, Inc.*                                       5,200              86
                                                                       -------

REAL ESTATE--2.6%
Healthcare Realty Trust, Inc.                            3,700             118
                                                                       -------

RESTAURANTS--2.1%
CBRL Group, Inc.                                         3,100              95
                                                                       -------

RETAIL--10.8%
Albertson's, Inc.                                        1,400              43
Big Lots, Inc.*                                          4,800              95
Foot Locker, Inc.*                                       7,100             103
May Department Stores Co.                                1,400              46
Office Depot, Inc.*                                      4,000              67
Payless ShoeSource, Inc.*                                  800              46
Penney (J.C.) Co., Inc.                                  4,400              97
                                                                       -------
                                                                           497
                                                                       -------
WHOLESALE DISTRIBUTOR--0.9%
Grainger (W.W.), Inc.                                      800              40
                                                                       -------

TOTAL COMMON STOCKS
   (COST $4,425)                                                         4,249
                                                                       -------

------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--7.4%
------------------------------------------------------------------------------
BlackRock Provident Institutional Funds
     Funds - TempCash                                  169,341             169
BlackRock Provident Institutional Funds
     Funds - TempFund                                  169,341             169
                                                                       -------

TOTAL SHORT-TERM INVESTMENTS
   (COST $338)                                                             338
                                                                       -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (CONCLUDED)
THE STRATEGIC VALUE FUND

                                                                         VALUE
                                                                         (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.9%
   (COST $4,763)                                                       $ 4,587

OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.1%                                                      7
                                                                       -------

NET ASSETS APPLICABLE TO 486,676
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100%                                        $ 4,594
                                                                       =======

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                          $  9.44
                                                                       =======

--------------------
* Non-Income Producing Security
ADR - American Depository Receipt

(a) At June 30, 2002, the cost for Federal income tax purposes was $4,763,104. Net unrealized depreciation was ($175,808). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $70,242 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($246,050).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE REIT FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--92.2%
------------------------------------------------------------------------------
APARTMENTS--16.9%
Amli Residential Properties Trust                          100         $     3
Apartment Investment & Management Co.                    5,000             246
Avalonbay Communities, Inc.                              3,400             159
Equity Residential Properties Trust                        800              23
Summit Properties, Inc.                                  2,800              65
United Dominion Realty Trust, Inc.                       5,300              83
                                                                       -------
                                                                           579
                                                                       -------
DIVERSIFIED--6.8%
Catellus Development Corp.*                              4,800              98
Vornado Realty Trust                                     2,900             134
                                                                       -------
                                                                           232
                                                                       -------
FACTORY OUTLETS--1.4%
Chelsea Property Group, Inc.                             1,400              47
                                                                       -------

HOTELS & RESORTS--11.6%
Host Marriott Corp.*                                     7,100              80
Lasalle Hotel Properties                                 4,700              74
MeriStar Hospitality Corp.                               1,500              23
Starwood Hotels & Resorts Worldwide, Inc.                6,700             220
                                                                       -------
                                                                           397
                                                                       -------
INDUSTRIAL--7.5%
Eastgroup Properties, Inc.                                 300               8
Keystone Property Trust                                    700              11
Prologis                                                 6,400             166
PS Business Parks, Inc.                                  2,100              73
                                                                       -------
                                                                           258
                                                                       -------
LOCAL RETAIL--6.4%
Center Trust, Inc.                                       1,300               9
Developers Diversified Realty Corp.                      4,300              97
Glimcher Realty Trust                                      500               9
IRT Property Co.                                           700               9
Pan Pacific Realty                                       2,300              79
Ramco-Gershensson Properties Trust                         900              18
                                                                       -------
                                                                           221
                                                                       -------
MANUFACTURED HOUSING--2.5%
Sun Communities, Inc.                                    2,000              85
                                                                       -------

OFFICE PROPERTY--25.9%
Bedford Property Investors, Inc.                         1,300              35
Boston Properties, Inc.                                  3,000             120
Brandywine Realty Trust                                  2,200              57
CarrAmerica Realty Corp.                                 4,600             142
Equity Office Properties Trust                           8,400             253
Highwoods Properties, Inc.*                              2,900              75
Kilroy Realty Corp.                                      2,500              67
Koger Equit, Inc.                                        1,800              35
SL Green Realty Corp.                                    1,600              57
Trizec Canada, Inc.                                      2,782              44

                                                      NUMBER             VALUE
                                                    OF SHARES            (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Trizec Properties-Ex Ctf                                   318               5
                                                                       -------
                                                                           890
                                                                       -------
REGIONAL MALLS--10.5%
General Growth Properties, Inc.                            100               5
Rouse Co.                                                4,700             155
Simon Property Group, Inc.                               3,300             122
Taubman Centrers, Inc.                                   5,200              79
                                                                       -------
                                                                           361
                                                                       -------
STORAGE--2.7%
Public Storage, Inc.                                       900              33
Shurgard Storage Centers, Inc.                           1,700              59
                                                                       -------
                                                                            92
                                                                       -------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
   (COST $3,142)                                                         3,162
                                                                       -------

------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--7.5%
------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempCash                                   129,254             129
BlackRock Provident Institutional
    Funds - TempFund                                   129,254             130
                                                                       -------

TOTAL SHORT-TERM INVESTMENTS
   (COST $259)                                                             259
                                                                       -------

TOTAL INVESTMENTS--99.7%
   (COST $3,401) (a)                                                     3,421

OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.3%                                                      9
                                                                       -------

NET ASSETS APPLICABLE TO 339,407
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100.0%                                      $ 3,430
                                                                       =======

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                          $ 10.11
                                                                       =======

----------------
*Non-Income Producing Security

(a) At June 30, 2002, the cost for Federal income tax purposes was $3,400,499. Net unrealized appreciation was $20,250. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $67,635 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($47,385).

The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

THE REIT FUND
For a Share Outstanding During the Year

                                                                     Period ended
                                                                    June 30, 2002
                                                                     (Unaudited)*
                                                                    -------------
Net asset value, beginning of period or year                          $  10.00
                                                                       -------

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                                       0.08
Net realized and unrealized loss
   on investment transactions                                             0.03
                                                                       -------

   Total from investment operations                                       0.11
                                                                       -------

LESS DISTRIBUTIONS:
Distribution from net realized gains                                      0.00
                                                                       -------

Net asset value, end of period or year                                 $ 10.11
                                                                       =======

   Total return                                                           1.10%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period or year (in thousands)                       $ 3,430
                                                                       =======

Ratio of expenses to average net assets                                   1.09%(a) (c)
                                                                       =======

Ratio of net investment loss
   to average net assets                                                  5.53%(a) (c)
                                                                       =======

Portfolio turnover rate                                                    8.9%
                                                                       =======

-------------------
* For the period from May 1, 2002 (commencement of operations) through June 30, 2002.
(a) Annualized.
(b) Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 1.33%, and the ratio of net investment income to average net assets would have been 5.29% for the period ended June 30, 2002.

PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2002
(DOLLAR AMOUNTS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   MONEY     QUALITY    HIGH YIELD
                                                                                                   MARKET     BOND        BOND
                                                                                                    FUND      FUND        FUND
                                                                                                  --------   --------    --------
INVESTMENT INCOME:
Dividends .....................................................................................       --         --      $    219
Interest ......................................................................................   $  1,460   $  3,499       3,155
Foreign tax withheld ..........................................................................       --         --          --
                                                                                                  --------   --------    --------
       Total investment income ................................................................      1,460      3,499       3,374
                                                                                                  --------   --------    --------

EXPENSES:
Investment advisory fees ......................................................................        118        228         166
Administration fees ...........................................................................         94        102          50
Accounting fees ...............................................................................         44         46          25
Custodian fees and expenses ...................................................................         13         14           9
Other expenses ................................................................................         32         38          26
                                                                                                  --------   --------    --------
       Total expenses .........................................................................        301        428         276
       Less: Expense waivers ..................................................................       --         --          --
       Less: Fees paid indirectly .............................................................       --         --          --
                                                                                                  --------   --------    --------
             Net expenses .....................................................................        301        428         276
                                                                                                  --------   --------    --------
Net investment income (loss) ..................................................................      1,159      3,071       3,098
                                                                                                  --------   --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions .......................................          1      2,342      (1,909)
    Net realized foreign exchange loss ........................................................       --         --             3
    Change in net unrealized appreciation (depreciation) of investments, futures
       contracts and foreign currency related items ...........................................       --       (4,468)     (1,194)
                                                                                                  --------   --------    --------
Net realized and unrealized gain (loss) on investments ........................................          1     (2,126)     (3,100)
                                                                                                  --------   --------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ............................................................................   $  1,160   $    945    $     (2)
                                                                                                  ========   ========    ========

                                                                                                  LIMITED      CORE        INDEX
                                                                                               MATURITY BOND  EQUITY        500
                                                                                                    FUND      FUND *        FUND
                                                                                                  --------   --------    --------
INVESTMENT INCOME:
Dividends .....................................................................................       --     $    127    $  1,385
Interest ......................................................................................   $    489          7         112
Foreign tax withheld ..........................................................................       --         --            (8)
                                                                                                  --------   --------    --------
       Total investment income ................................................................        489        134       1,489
                                                                                                  --------   --------    --------

EXPENSES:
Investment advisory fees ......................................................................         31         45          71
Administration fees ...........................................................................         15         14         153
Accounting fees ...............................................................................         13         13          63
Custodian fees and expenses ...................................................................          4          2          19
Other expenses ................................................................................          8         12          77
                                                                                                  --------   --------    --------
       Total expenses .........................................................................         71         86         383
       Less: Expense waivers ..................................................................       --            1         129
       Less: Fees paid indirectly .............................................................       --         --          --
                                                                                                  --------   --------    --------
             Net expenses .....................................................................         71         85         254
                                                                                                  --------   --------    --------
Net investment income (loss) ..................................................................        418         49       1,235
                                                                                                  --------   --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions .......................................         10     (1,124)     (3,897)
    Net realized foreign exchange loss ........................................................       --         --          --
    Change in net unrealized appreciation (depreciation) of investments, futures
       contracts and foreign currency related items ...........................................        201       (836)    (26,259)
                                                                                                  --------   --------    --------
Net realized and unrealized gain (loss) on investments ........................................        211     (1,960)    (30,156)
                                                                                                  --------   --------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ............................................................................   $    629   $ (1,911)   $(28,921)
                                                                                                  ========   ========    ========

*Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income
 Fund
+ For the period from May 1, 2002, (commencement of operations) through June 30, 2002.

    The accompanying notes are an integral part of these finanial statement

PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2002
(DOLLAR AMOUNTS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------------
                                                             GROWTH     LARGE CAP   FLEXIBLY  INTERNATIONAL SMALL CAP  EMERGING
                                                             EQUITY       VALUE      MANAGED     EQUITY       VALUE     GROWTH
                                                             FUND          FUND        FUND       FUND         FUND      FUND
                                                             --------    --------    --------    --------    --------    --------
INVESTMENT INCOME:
Dividends .................................................. $    403    $  2,590    $  4,635    $  2,019    $    292    $     17
Interest ...................................................       70          72       4,104          72          66          92
Foreign tax withheld .......................................     --            (9)        (34)       (217)         (2)       --
                                                             --------    --------    --------    --------    --------    --------
       Total investment income .............................      473       2,653       8,705       1,874         356         109
                                                             --------    --------    --------    --------    --------    --------

EXPENSES:
Investment advisory fees ...................................      511         716       1,640         530         417         430
Administration fees ........................................      122         179         410          93          74          88
Accounting fees ............................................       53          72         124          50          36          42
Custodian fees and expenses ................................       13          17          37          78          11          22
Other expenses .............................................       44          68         136          39          24          32
                                                             --------    --------    --------    --------    --------    --------
       Total expenses ......................................      743       1,052       2,347         790         562         614
       Less: Expense waivers ...............................     --          --          --          --             2           3
       Less: Fees paid indirectly ..........................       12          25          15          43        --          --
                                                             --------    --------    --------    --------    --------    --------
             Net expenses ..................................      731       1,027       2,332         747         560         611
                                                             --------    --------    --------    --------    --------    --------
Net investment income (loss) ...............................     (258)      1,626       6,373       1,127        (204)       (502)
                                                             --------    --------    --------    --------    --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions ....  (21,909)     (1,227)     20,927      (9,370)      4,892     (10,168)
    Net realized foreign exchange loss .....................     --          --          --          (542)       --          --
    Change in net unrealized appreciation (depreciation)
    of investments, future contracts and foreign currency
    related items ..........................................   (8,600)     (9,758)    (10,113)     11,885      (1,806)    (29,113)
                                                             --------    --------    --------    --------    --------    --------
Net realized and unrealized gain (loss) on investments .....  (30,509)    (10,985)     10,814       1,973       3,086     (39,281)
                                                             --------    --------    --------    --------    --------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................... $(30,767)   $ (9,359)   $ 17,187    $  3,100    $  2,882    $(39,783)
                                                             ========    ========    ========    ========    ========    ========

                                                               MID CAP    MID CAP    LARGE CAP   STRATEGIC
                                                               GROWTH      VALUE      GROWTH       VALUE        REIT
                                                                FUND        FUND      FUND +       FUND +       FUND +
                                                              --------    --------    --------    --------    --------
INVESTMENT INCOME:
Dividends .................................................. $     43    $    415    $      7    $      8    $     30
Interest ...................................................       23          44           1           1           1
Foreign tax withheld .......................................     --            (1)       --          --          --
                                                              --------    --------    --------    --------    --------
       Total investment income .............................       66         458           8           9          31
                                                              --------    --------    --------    --------    --------

EXPENSES:
Investment advisory fees ...................................      149         188           3           3           3
Administration fees ........................................       32          51           1           1           1
Accounting fees ............................................       16          26        --          --          --
Custodian fees and expenses ................................       14           9           2           2           1
Other expenses .............................................       16          18           1           1           1
                                                              --------    --------    --------    --------    --------
       Total expenses ......................................      227         292           7           7           6
       Less: Expense waivers ...............................       14        --             2           2           1
       Less: Fees paid indirectly ..........................       19          37        --          --          --
                                                              --------    --------    --------    --------    --------
             Net expenses ..................................      194         255           5           5           5
                                                              --------    --------    --------    --------    --------
Net investment income (loss) ...............................     (128)        203           3           4          26
                                                              --------    --------    --------    --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions ....   (3,097)        618          (1)         (4)         (7)
    Net realized foreign exchange loss .....................     --          --          --          --          --
    Change in net unrealized appreciation (depreciation)
       of investments, future contracts and foreign
       currency related items ..............................   (7,484)          5        (244)       (176)         20
                                                              --------    --------    --------    --------    --------
Net realized and unrealized gain (loss) on investments .....  (10,581)        623        (245)       (180)         13
                                                              --------    --------    --------    --------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................... $(10,709)   $    826    $   (242)   $   (176)   $     39
                                                             ========    ========    ========    ========    ========


*Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income
 Fund
+ For the period from May 1, 2002, (commencement of operations) through June 30, 2002.

  The accompanying notes are an integral part of these finanial statement

PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------------



                                                                                                   MONEY MARKET FUND
                                                                                                 ------------------------
                                                                                                SIX MONTHS      YEAR
                                                                                                   ENDED       ENDED
                                                                                                  06/30/02   DECEMBER 31,
                                                                                                 (UNAUDITED)   2001
                                                                                                 ---------    ---------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ........................................................................   $   1,159    $   4,341
Net realized gain (loss) on investment transactions ..........................................           1            4
Net realized foreign exchange gain (loss) ....................................................        --           --
Net change in unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency related items ..............................................        --           --
                                                                                                 ---------    ---------
      Net increase (decrease) in net assets resulting from operations ........................       1,160        4,345
                                                                                                 ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ........................................................................      (1,159)      (4,341)
Net realized capital gains ...................................................................        --           --
Return of capital ............................................................................        --           --
                                                                                                 ---------    ---------
      Total distributions ....................................................................      (1,159)      (4,341)
                                                                                                 ---------    ---------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions ....................       1,090       34,359
   Net increase in net assets due to fund mergers ............................................        --           --
                                                                                                 ---------    ---------
      Total Net increase (decrease) in net assets from capital share transactions ............       1,090       34,359
                                                                                                 ---------    ---------

TOTAL INCREASE (DECREASE)  IN NET ASSETS .....................................................       1,091       34,363

NET ASSETS, beginning of period or year ......................................................     128,408       94,045
                                                                                                 ---------    ---------

NET ASSETS, end of period or year ............................................................   $ 129,499    $ 128,408
                                                                                                 =========    =========


                                                                                                  LARGE CAP VALUE FUND
                                                                                                 ----------------------
                                                                                                SIX MONTHS       YEAR
                                                                                                  ENDED          ENDED
                                                                                                06/30/02      DECEMBER 31,
                                                                                               (UNAUDITED)      2001
                                                                                                 ---------    ---------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .................................................................   $   1,626    $   3,110
Net realized gain (loss) on investment transactions ..........................................      (1,227)       5,673
Net realized foreign exchange gain (loss) ....................................................        --           --
Net change in unrealized appreciation (depreciation) of investments and
   foreign currency related items ............................................................      (9,758)     (15,277)
                                                                                                 ---------    ---------
      Net increase (decrease) in net assets resulting from operations ........................      (9,359)      (6,494)
                                                                                                 ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ........................................................................        --         (3,126)
Net realized capital gains ...................................................................        --         (5,962)
Return of capital ............................................................................        --           --
                                                                                                 ---------    ---------
      Total distributions ....................................................................        --         (9,088)
                                                                                                 ---------    ---------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions ....................       3,103       26,527
   Net increase in net assets due to fund mergers ............................................        --           --
                                                                                                 ---------    ---------
      Total Net increase (decrease) in net assets from capital share transactions ............       3,103       26,527
                                                                                                 ---------    ---------

TOTAL INCREASE (DECREASE)  IN NET ASSETS .....................................................      (6,256)      10,945

NET ASSETS, beginning of period or year ......................................................     232,528      221,583
                                                                                                 ---------    ---------

NET ASSETS, end of period or year ............................................................   $ 226,272    $ 232,528
                                                                                                 =========    =========



    The accompanying notes are an integral part of these finanial statement

PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)

-------------------------------------------------------------------------------
                                                           QUALITY BOND FUND       HIGH YIELD BOND FUND       GROWTH EQUITY FUND
                                                       ------------------------- ------------------------- ------------------------
                                                         SIX MONTHS      YEAR     SIX MONTHS      YEAR      SIX MONTHS     YEAR
                                                            ENDED        ENDED       ENDED        ENDED        ENDED       ENDED
                                                           06/30/02   DECEMBER 31,  06/30/02   DECEMBER 31,  06/30/02   DECEMBER 31,
                                                         (UNAUDITED)     2001     (UNAUDITED)     2001      (UNAUDITED)    2001
                                                       -------------  ----------- -----------  ------------ ----------- -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................. $   3,071    $   6,079    $   3,098    $   6,063    $    (258)   $      35
Net realized gain (loss) on investment transactions ...     2,342        3,800       (1,909)      (5,560)     (21,909)     (83,958)
Net realized foreign exchange gain (loss) .............      --           --              3          (79)        --           --
Net change in unrealized appreciation (depreciation)
   of investments, futures contracts and foreign
   currency related items .............................    (4,468)        (304)      (1,194)       3,601       (8,600)      13,680
                                                        ---------    ---------    ---------    ---------    ---------    ---------
      Net increase (decrease) in net assets resulting
        from operations ...............................       945        9,575           (2)       4,025      (30,767)     (70,243)
                                                        ---------    ---------    ---------    ---------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................      --         (6,042)        --         (5,962)        --            (48)
Net realized capital gains ............................      --         (4,124)        --           --           --           --
Return of capital .....................................      --           --           --           --           --
                                                        ---------    ---------    ---------    ---------    ---------    ---------
      Total distributions .............................      --        (10,166)        --         (5,962)        --            (48)
                                                        ---------    ---------    ---------    ---------    ---------    ---------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from
     capital share transactions .......................    16,174       28,087        1,603       11,364      (14,302)      40,971
                                                        ---------    ---------    ---------    ---------    ---------    ---------
   Net increase in net assets due to fund mergers .....      --           --           --           --           --           --
      Total Net increase (decrease) in net assets
      from capital share transaction ..................    16,174       28,087        1,603       11,364      (14,302)      40,971
                                                        ---------    ---------    ---------    ---------    ---------    ---------
TOTAL INCREASE (DECREASE)  IN NET ASSETS ..............    17,119       27,496        1,601        9,427      (45,069)     (29,320)

NET ASSETS, beginning of period or year ...............   123,569       96,073       60,577       51,150      186,696      216,016
                                                        ---------    ---------    ---------    ---------    ---------    ---------

NET ASSETS, end of period or year ..................... $ 140,688    $ 123,569    $  62,178    $  60,577    $ 141,627    $ 186,696
                                                        ---------    ---------    ---------    ---------    ---------    ---------
                                                        ---------    ---------    ---------    ---------    ---------    ---------

                                                         FLEXIBLY MANAGED FUND   INTERNATIONAL EQUITY FUND    SMALL CAP VALUE FUND
                                                       ------------------------- ------------------------- ------------------------
                                                         SIX MONTHS      YEAR     SIX MONTHS      YEAR      SIX MONTHS     YEAR
                                                            ENDED        ENDED       ENDED        ENDED        ENDED       ENDED
                                                           06/30/02   DECEMBER 31,  06/30/02   DECEMBER 31,  06/30/02   DECEMBER 31,
                                                         (UNAUDITED)     2001     (UNAUDITED)     2001      (UNAUDITED)    2001
                                                       -------------  ----------- -----------  ------------ ----------- -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) .......................... $   6,373    $  14,389    $   1,127    $   1,586    $    (204)   $      91
Net realized gain (loss) on investment transactions ...    20,927       27,547       (9,370)     (24,792)       4,892        2,217
Net realized foreign exchange gain (loss) .............      --           (149)        (542)         805         --           --
Net change in unrealized appreciation (depreciation)
   of investments and foreign currency related items ..   (10,113)       6,077       11,885      (30,898)      (1,806)       8,821
                                                        ---------    ---------    ---------    ---------    ---------    ---------
      Net increase (decrease) in net assets resulting
        from operations ...............................    17,187       47,864        3,100      (53,299)       2,882       11,129
                                                        ---------    ---------    ---------    ---------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................      --        (14,011)        --         (2,655)        --            (97)
Net realized capital gains ............................      --        (27,939)        --           --           --         (3,469)
Return of capital .....................................      --           --           --           --           --           --
                                                        ---------    ---------    ---------    ---------    ---------    ---------
      Total distributions .............................      --        (41,950)        --         (2,655)        --         (3,566)
                                                        ---------    ---------    ---------    ---------    ---------    ---------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from
     capital share transactions .......................    71,500       39,944        1,814       18,544       14,265       23,747
                                                        ---------    ---------    ---------    ---------    ---------    ---------
   Net increase in net assets due to fund mergers .....      --           --           --           --           --           --
      Total Net increase (decrease) in net assets
        from capital share transaction ................    71,500       39,944        1,814       18,544       14,265       23,747
                                                        ---------    ---------    ---------    ---------    ---------    ---------

TOTAL INCREASE (DECREASE)  IN NET ASSETS ..............    88,687       45,858        4,914      (37,410)      17,147       31,310

NET ASSETS, beginning of period or year ...............   478,237      432,379      124,949      162,359       86,987       55,677
                                                        ---------    ---------    ---------    ---------    ---------    ---------

NET ASSETS, end of period or year ..................... $ 566,924    $ 478,237    $ 129,863    $ 124,949    $ 104,134    $  86,987
                                                        =========    =========    =========    =========    =========    =========
                                                        ---------    ---------    ---------    ---------    ---------    ---------





    The accompanying notes are an integral part of these finanial statement

PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        EMERGING GROWTH FUND
                                                                                                     --------------------------
                                                                                                     SIX MONTHS         YEAR
                                                                                                        ENDED          ENDED
                                                                                                       06/30/02     DECEMBER 31,
                                                                                                      (UNAUDITED)       2001
                                                                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..............................................................................   $    (502)    $    (923)
Net realized gain (loss) on investment transactions ................................................     (10,168)      (58,937)
Net realized foreign exchange gain (loss) ..........................................................        --            --
Net change in unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency related items ....................................................     (29,113)       33,542
                                                                                                       ---------     ---------
      Net increase (decrease) in net assets resulting from operations ..............................     (39,783)      (26,318)
                                                                                                       ---------     ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................................................................        --            --
Net realized capital gains .........................................................................        --             (31)
Return of capital ..................................................................................        --          (2,818)
                                                                                                       ---------     ---------
      Total distributions ..........................................................................        --          (2,849)
                                                                                                       ---------     ---------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions ..........................      (1,731)       26,492
   Net increase in net assets due to fund mergers ..................................................        --            --
                                                                                                       ---------     ---------
      Total Net increase (decrease) in net assets from capital share transactions ..................      (1,731)       26,492
                                                                                                       ---------     ---------

TOTAL INCREASE (DECREASE)  IN NET ASSETS ...........................................................     (41,514)       (2,675)

NET ASSETS, beginning of year or period ............................................................     137,099       139,774
                                                                                                       ---------     ---------

NET ASSETS, end of year or period ..................................................................   $  95,585     $ 137,099
                                                                                                       =========     =========

                                                                                                        MID CAP GROWTH FUND
                                                                                                      ------------------------
                                                                                                      SIX MONTHS      YEAR
                                                                                                         ENDED       ENDED
                                                                                                       06/30/02    DECEMBER 31,
                                                                                                      (UNAUDITED)     2001
                                                                                                       ---------     ---------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..............................................................................   $    (128)    $    (333)
Net realized gain (loss) on investment transactions ................................................      (3,097)      (22,993)
Net realized foreign exchange gain (loss) ..........................................................        --            --
Net change in unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency related items ....................................................      (7,484)        7,200
                                                                                                       ---------     ---------
      Net increase (decrease) in net assets resulting from operations ..............................     (10,709)      (16,126)
                                                                                                       ---------     ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................................................................        --            --
Net realized capital gains .........................................................................        --            --
Return of capital ..................................................................................        --            --
                                                                                                       ---------     ---------
      Total distributions ..........................................................................        --            --
                                                                                                       ---------     ---------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets from capital share transactions ..........................       2,405         6,755
   Net increase in net assets due to fund mergers ..................................................        --            --
                                                                                                       ---------     ---------
      Total Net increase (decrease) in net assets from capital share transactions ..................       2,405         6,755
                                                                                                       ---------     ---------

TOTAL INCREASE (DECREASE)  IN NET ASSETS ...........................................................      (8,304)       (9,371)

NET ASSETS, beginning of year or period ............................................................      45,434        54,805
                                                                                                       ---------     ---------

NET ASSETS, end of year or period ..................................................................   $  37,130     $  45,434
                                                                                                       =========     =========

*Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund + For the period from May 1, 2002, (commencement of operations) through June 30,
  2002.



    The accompanying notes are an integral part of these finanial statement

PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
(DOLLAR AMOUNTS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------------
                                                     IMITED MATURITY BOND FUND    CORE EQUITY FUND *       INDEX 500 FUND
                                                     -------------------------  ----------------------    ---------------------
                                                       SIX MONTHS     YEAR       SIX MONTHS      YEAR      SIX MONTHS      YEAR
                                                          ENDED       ENDED        ENDED         ENDED        ENDED       ENDED
                                                         06/30/02  DECEMBER 31,  06/30/02     DECEMBER 31,   06/30/02   DECEMBER 31,
                                                       (UNAUDITED)    2001      (UNAUDITED)      2001       (UNAUDITED)   2001
                                                       ----------- -----------  -----------   ------------ ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ...............................  $     418   $     685    $      49    $     136    $   1,235    $   2,349
Net realized gain (loss) on investment
  transactions ......................................         10         108       (1,124)      (5,964)      (3,897)      (3,568)
Net realized foreign exchange gain (loss) ...........       --          --           --           --           --           --
Net change in unrealized appreciation (depreciation)
   of investments, futures contracts and foreign
   currency related items ...........................        201          17         (836)          80      (26,259)     (24,996)
                                                       ---------   ---------    ---------    ---------    ---------    ---------
      Net increase (decrease) in net assets
       resulting from operations ....................        629         810       (1,911)      (5,748)     (28,921)     (26,215)
                                                       ---------   ---------    ---------    ---------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...............................       --          (679)        --           (138)        --         (2,351)
Net realized capital gains ..........................       --           (96)        --           --           --           --
Return of capital ...................................       --          --           --           (431)        --           --
                                                       ---------   ---------    ---------    ---------    ---------    ---------
      Total distributions ...........................       --          (775)        --           (569)        --         (2,351)
                                                       ---------   ---------    ---------    ---------    ---------    ---------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets
    from capital share transactions .................      7,652       7,443       (2,187)      (3,617)      17,678       18,070
   Net increase in net assets due to fund mergers ...       --          --           --           --           --           --
                                                       ---------   ---------    ---------    ---------    ---------    ---------
      Total Net increase (decrease) in net assets
       from capital share transactions...............      7,652       7,443       (2,187)      (3,617)      17,678       18,070
                                                       ---------   ---------    ---------    ---------    ---------    ---------

TOTAL INCREASE (DECREASE)  IN NET ASSETS ............      8,281       7,478       (4,098)      (9,934)     (11,243)     (10,496)

NET ASSETS, beginning of year or period .............     18,376      10,898       20,165       30,099      202,902      213,398
                                                       ---------   ---------    ---------    ---------    ---------    ---------

NET ASSETS, end of year or period ...................  $  26,657   $  18,376    $  16,067    $  20,165    $ 191,659    $ 202,902
                                                       ---------   ---------    ---------    ---------    ---------    ---------
                                                       ---------   ---------    ---------    ---------    ---------    ---------


                                                                                 LARGE CAP    STRATEGIC       REIT
                                                          MID CAP VALUE FUND    GROWTH FUND   VALUE FUND      FUND
                                                        ---------------------- -------------  ----------   ---------
                                                        SIX MONTHS      YEAR       PERIOD       PERIOD       PERIOD
                                                          ENDED        ENDED        ENDED        ENDED        ENDED
                                                         06/30/02    DECEMBER 31,  06/30/02 +  06/30/02 +  06/30/02 +
                                                        (UNAUDITED)     2001     (UNAUDITED)  (UNAUDITED)  (UNAUDITED)
                                                         ----------- ----------- -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ...............................  $     203   $     423    $       3    $       4    $      26
Net realized gain (loss) on investment transactions .        618       3,497           (1)          (4)          (7)
Net realized foreign exchange gain (loss) ...........       --          --           --           --           --
Net change in unrealized appreciation (depreciation)
   of investments, futures contracts and foreign
   currency related items ...........................          5      (6,043)        (244)        (176)          20
                                                       ---------   ---------    ---------    ---------    ---------
      Net increase (decrease) in net assets
        resulting from operations ...................        826      (2,123)        (242)        (176)          39
                                                       ---------   ---------    ---------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...............................       --          (425)        --           --           --
Net realized capital gains ..........................       --        (3,619)        --           --           --
Return of capital ...................................       --          --           --           --           --
                                                       ---------   ---------    ---------    ---------    ---------
      Total distributions ...........................       --        (4,044)        --           --           --
                                                       ---------   ---------    ---------    ---------    ---------

CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease)  in net assets
     from capital share transactions ................      7,809       8,262        3,400        4,770        3,391
                                                       ---------   ---------    ---------    ---------    ---------
   Net increase in net assets due to fund mergers ...       --          --           --           --           --
      Total Net increase (decrease) in net assets
        from capital share transactions..............      7,809       8,262        3,400        4,770        3,391
                                                       ---------   ---------    ---------    ---------    ---------

TOTAL INCREASE (DECREASE)  IN NET ASSETS ............      8,635       2,095        3,158        4,594        3,430

NET ASSETS, beginning of year or period .............     61,633      59,538         --           --           --
                                                       ---------   ---------    ---------    ---------    ---------

NET ASSETS, end of year or period ...................  $  70,268   $  61,633    $   3,158    $   4,594    $   3,430
                                                       ---------   ---------    ---------    ---------    ---------
                                                       ---------   ---------    ---------    ---------    ---------


*Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund + For the period from May 1, 2002, (commencement of operations) through June 30, 2002.


    The accompanying notes are an integral part of these finanial statement

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE GROWTH EQUITY FUND

                                                 NUMBER    VALUE
                                               OF SHARES   (000)
--------------------------------------------------------------------------------
COMMON STOCKS--95.2%
--------------------------------------------------------------------------------
AEROSPACE & Defense--10.6%
Alliant Techsystems, Inc.* .................   90,000 $    5,742
General Dynamics Corp. .....................    25,000     2,659
Lockheed Martin Corp. ......................    50,000     3,475
Northrop Grumman Corp. .....................    25,000     3,125
                                                         -------
                                                          15,001
BANKING--1.2%
Charter One Financial, Inc. ................    50,000     1,719
                                                         -------

BUILDING & Real Estate--7.4%
Lennar Corp. ...............................   100,000     6,120
Pulte Corp. ................................    75,000     4,311
                                                         -------
                                                          10,431
                                                         -------
BUILDING PRODUCTS & Supplies--3.3%
Kb Home ....................................    25,000     1,288
Lowe's Companies, Inc. .....................    75,000     3,405
                                                         -------
                                                           4,693
                                                         -------
COMPUTER SERVICES & Software--10.9%
Affiliated Computer Services, Inc.* ........   100,000     4,748
First Data Corp. ...........................    75,000     2,790
Intuit, Inc.* ..............................    50,000     2,486
Microsoft Corp.* ...........................   100,000     5,470
                                                         -------
                                                          15,494
                                                         -------
COSMETICS & Toiletries--3.2%
Procter & Gamble Co. .......................    50,000     4,465
                                                         -------

ELECTRONIC COMPONENTS & Semiconductors--4.6%
KLA-Tencor Corp.* ..........................    25,000     1,100
L-3 Communications Holdings, Inc.* .........   100,000     5,400
                                                         -------
                                                           6,500
                                                         -------
FINANCE--9.8%
Ambac Financial Group, Inc. ................    75,000     5,040
Countrywide Credit Industries, Inc. ........    75,000     3,619
Moody's Corp. ..............................    50,000     2,487
Washington Mutual, Inc. ....................    75,000     2,783
                                                         -------
                                                          13,929
                                                         -------
FOOD & Beverages--4.5%
Coca-Cola Co. ..............................    50,000     2,800
PepsiCo, Inc. ..............................    75,000     3,615
                                                         -------
                                                           6,415
                                                         -------
HEALTHCARE--12.9%
HCA - The Healthcare Corp. .................    50,000     2,375
Tenet Healthcare Corp.* ....................   100,000     7,155
UnitedHealth Group, Inc. ...................    75,000     6,866
Wellpoint Health Networks, Inc.* ...........    25,000     1,945
                                                         -------
                                                          18,341
                                                         -------
HOMEBUILDING--3.0%
D.R. Horton, Inc. ..........................   100,000     2,603
NVR, Inc.* .................................     5,000     1,615
                                                         -------
                                                           4,218
                                                         -------

INSURANCE--4.8%
Anthem, Inc.* ..............................   100,000     6,748
                                                         -------

MEDICAL SERVICES & Equipment--1.5%
Quest Diagnostics, Inc.* ...................    25,000     2,151
                                                         -------

PHARMACEUTICALS--9.1%
Amerisourcebergen Corp. ....................   100,000     7,600
Johnson & Johnson ..........................   100,000     5,226
                                                         -------
                                                          12,826
                                                         -------






                                                       NUMBER       VALUE
                                                     OF SHARES      (000)
                                                     ---------     -------
RETAIL--8.4%
AutoZone, Inc.* ...............................        50,000   $      3,865
Bed, Bath & Beyond, Inc.* .....................        50,000          1,887
Kohl's Corp.* .................................        50,000          3,504
Sears, Roebuck & Co. ..........................        50,000          2,716
                                                                 -----------
                                                                      11,972
                                                                 -----------

TOTAL COMMON STOCKS
 (Cost $131,776) ..............................                      134,903
                                                                 -----------

                                                                 -----------
SHORT-TERM INVESTMENTS--11.9%
                                                                 -----------
BlackRock Provident Institutional
    Funds - TempCash ..........................     8,415,522          8,416
BlackRock Provident Institutional
    Funds - TempFund ..........................     8,415,522          8,415
                                                                 -----------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $16,831) ...............................        16,831
                                                                 -----------

                                                       Par
                                                      (000)
                                                   -----------
REPURCHASE AGREEMENTS--3.7%
                                                                 -----------
PNC Securities Corp. ..........................
 (Cost $5,243) ................................         5,243          5,243
                                                                 -----------

TOTAL INVESTMENTS--110.8%
 (Cost $153,850) (a) ..........................                      156,977

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(10.8%) ....................                      (15,350)
                                                                 -----------

NET ASSETS APPLICABLE TO 11,352,618
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING--100.0% ...............                  $   141,627
                                                                 ===========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE ..................                  $     12.48
                                                                 ===========
* Non-INcome Producing Security

(a) At June 30, 2002, the cost for Federal income tax purposes was $156,886,429. Net unrealized appreciation was $90,115. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,357,110 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($3,266,995).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED)
THE MID CAP VALUE FUND
                                                           NUMBER        VALUE
                                                          OF SHARES       (000)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
COMMON STOCKS--93.8%
AUTOMOBILES & Related--3.8%
Autonation, Inc.* ..................................       108,000       $ 1,566
Lear Corp.* ........................................        24,500         1,133
                                                                         -------
                                                                           2,699
                                                                         -------
BANKING--8.5%
City National Corp. ................................        20,200         1,086
Comerica, Inc. .....................................        14,500           890
Cullen/Frost Bankers, Inc. .........................        10,800           388
IndyMac Mortgage Holdings, Inc.*+ ..................        43,100           977
North Fork Bancorp, Inc.+ ..........................        19,500           776
SouthTrust Corp. ...................................        35,200           919
TCF Financial Corp. ................................        18,600           913
                                                                         -------
                                                                           5,949
                                                                         -------
BROADCAST/MEDIA--1.4%
Belo Corp.+ ........................................        23,100           522
USA Interactive*+ ..................................        19,400           455
                                                                         -------
                                                                             977
                                                                         -------
BUILDING PRODUCTS & Supplies--2.9%
American Standard Cos., Inc.* ......................        16,600         1,247
Vulcan Materials Co. ...............................        18,400           806
                                                                         -------
                                                                           2,053
                                                                         -------
CHEMICALS--1.5%
Air Products & Chemicals, Inc. .....................        20,700         1,045
                                                                         -------
COMPUTER SERVICES & Software--4.6%
Cadence Design Systems, Inc.* ......................        58,400           941
Computer Associates International, Inc. ............        71,000         1,128
Fair, Isaac & Co., Inc.+ ...........................        28,200           927
Sybase, Inc.* ......................................        22,500           237
                                                                         -------
                                                                           3,233
                                                                         -------
COMPUTERS & Office Equipment--1.4%
Pitney Bowes, Inc. .................................        24,900           989
                                                                         -------
CONSUMER PRODUCTS--1.2%
Brunswick Corp.+ ...................................        31,000           868
                                                                         -------
ENERGY RESOURCES & Services--2.2%
Equitable Resources, Inc. ..........................        26,900           923
Exelon Corp. .......................................        12,350           646
                                                                         -------
                                                                           1,569
                                                                         -------
ENTERTAINMENT & Leisure--2.3%
GTECH Holdings Corp.*+ .............................        50,100         1,280
Regal Entertainment Group* .........................        15,300           357
                                                                         -------
                                                                           1,637
                                                                         -------
FINANCE--10.4%
Ambac Financial Group, Inc.+ .......................        17,600         1,183
Federated Investors, Inc.+ .........................        21,100           729
Golden State Bancorp, Inc. .........................        13,400           486
GreenPoint Financial Corp. .........................        22,100         1,085
H & R Block, Inc. ..................................        17,300           798
John Hancock Financial Services, Inc. ..............        17,700           623
Lehman Brothers Holdings, Inc.+ ....................        23,900         1,494
MBIA, Inc. .........................................        15,450           873
                                                                         -------
                                                                           7,271
                                                                         -------
Food & Beverages--3.0%
Archer-Daniels-Midland Co. .........................        75,600           967
Dean Foods, Inc.*+ .................................        30,100         1,123
                                                                         -------
                                                                           2,090
                                                                         -------

                                                           NUMBER        VALUE
                                                          OF SHARES       (000)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
HUMAN RESOURCES--2.3%
Manpower, Inc. ...................................         43,600        $ 1,602
                                                                         -------

INSTRUMENTS - CONTROLS--1.6%
Mettler-Toledo International, Inc.* ..............         18,800            693
Parker-Hannifin Corp.+ ...........................          8,700            416
                                                                         -------
                                                                           1,109
                                                                         -------
INSURANCE--13.9%
Anthem, Inc.*+ ...................................         17,500          1,181
Chubb Corp. ......................................         12,100            857
CIGNA Corp. ......................................         16,300          1,588
Loews Corp. ......................................         29,300          1,553
PartnerRe Ltd. ...................................         23,200          1,136
Principal Financial Group, Inc.* .................         39,100          1,212
Radian Group, Inc.+ ..............................         23,400          1,143
XL Capital Ltd. ..................................         12,900          1,093
                                                                         -------
                                                                           9,763
                                                                         -------
MEDICAL SERVICES & Equipment--6.4%
Bard (C.R.), Inc. ................................          8,800            498
DaVita, Inc.* ....................................         65,800          1,566
Genzyme Corp.* ...................................         36,500            702
Lincare Holdings, Inc.* ..........................         53,300          1,722
                                                                         -------
                                                                           4,488
                                                                         -------
OIL & Gas--6.9%
Apache Corp. .....................................         16,160            929
Noble Corp.*+ ....................................         16,400            633
Ocean Energy, Inc.+ ..............................         36,300            787
Sunoco, Inc. .....................................         27,100            966
Talisman Energy, Inc. ............................         17,200            777
XTO Energy, Inc. .................................         36,050            743
                                                                         -------
                                                                           4,835
                                                                         -------
PHARMACEUTICALS--1.6%
Omnicare, Inc. ...................................         43,000          1,129
                                                                         -------

PRINTING & Publishing--3.0%
Knight-Ridder, Inc. ..............................          7,400            466
Reader's Digest Association, Inc. ................         23,000            431
Valassis Communications, Inc.* ...................         33,800          1,234
                                                                         -------
                                                                           2,131
                                                                         -------
RESTAURANTS--1.5%
Brinker International, Inc.* .....................         32,500          1,032
                                                                         -------

RETAIL--6.5%
Foot Locker, Inc.* ...............................        100,500          1,452
Liz Claiborne, Inc. ..............................         38,800          1,234
May Department Stores Co. ........................         23,700            780
Payless ShoeSource, Inc.* ........................         19,500          1,124
                                                                         -------
                                                                           4,590
                                                                         -------
SERVICES - COMMERCIAL--1.3%
Viad Corp.+ ......................................         35,600            926
                                                                         -------

TELECOMMUNICATIONS--1.3%
Harris Corporation+ ..............................         24,400            884
                                                                         -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- JUNE 30, 2002 (UNAUDITED) (Concluded)
THE MID CAP VALUE FUND

                                                           NUMBER        VALUE
                                                          OF SHARES       (000)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TRANSPORTATION & Related Services--4.3%
Canadian National Railway Co.+ ..................         18,300     $       948
CSX Corp. .......................................         27,400             960
Teekay Shipping Corp. ...........................         30,000           1,107
                                                                     -----------
                                                                           3,015
                                                                     -----------
TOTAL COMMON STOCKS
(Cost $62,275) ..................................         65,884
                                                                     -----------

                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS (REITS)--3.6%
                                                                     -----------
APARTMENTS--2.8%
Archstone Smith Trust ...........................         39,600           1,057
Avalonbay Communities, Inc. .....................         19,400             906
                                                                     -----------
                                                                           1,963
                                                                     -----------
DIVERSIFIED--0.8%
Vornado Realty Trust ............................         12,800             591
                                                                     -----------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
(Cost $2,450) ...................................          2,554
                                                                     -----------

                                                                     -----------
SHORT TERM INVESTMENTS--5.2%
                                                                     -----------
BlackRock Provident Institutional
Funds - Fed Fund ................................      1,810,316           1,811
BlackRock Provident Institutional
Funds - T-Fund ..................................      1,810,315           1,810

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,621) ...................................          3,621
                                                                     -----------
TOTAL INVESTMENTS--102.6%
(Cost $68,346) (a) ..............................         72,059
LIABILITIES IN EXCESS
OF OTHER ASSETS--(2.6%) .........................         (1,791)
                                                                     -----------
NET ASSETS APPLICABLE TO 6,399,264
SHARES OF COMMON STOCK
ISSUED AND OUTSTANDING--100.0% ..................    $    70,268
                                                                     ===========
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE ......................                    $     10.98
                                                                     ===========
-----------------------------------------------------
* Non-Income Producing Security
+Security position is either entirely or partially utilized in the security lending program.

(a) At June 30, 2002, the cost for Federal income tax purposes was $68,673,333. Net unrealized appreciation was $3,385,442. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,481,498 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($2,096,056).

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2002 (UAUDITED)
-------------------------------------------------------------------------------


1 -- SIGNIFICANT ACCOUNTING POLICIES

    Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company and The Penn Insurance and Annuity Company insurance contracts.

    Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value, and REIT Funds (the Funds). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy. Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund.

    The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    INVESTMENT VALUATION:
    Money Market Fund -- Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (the Board) has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

    Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value and REIT Fund-- Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value under procedures approved by the Board.

    The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

    Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2002 (UAUDITED)
-------------------------------------------------------------------------------


    SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

    DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth, Mid Cap Value, Large Cap Growth, Strategic Value and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

    Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

    FEDERAL INCOME TAXES: The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue code as applicable to regulated investment companies, and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.


2 -- DERIVATIVE FINANCIAL INSTRUMENTS

    The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

    The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Derivative Financial Instruments Held or Issued for Purposes Other Than Trading

    Futures Contracts -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Quality Bond Fund and the Index 500 Fund have entered into futures contracts during the six months ended June 30, 2002. Open futures contracts held by the Quality Bond at June 30, 2002 were as follows:


                        FUTURES          EXPIRATION                UNIT               CLOSING           CURRENT VALUE
     TYPES             CONTRACT             DATE            (@1,000 PER UNIT)          PRICE            (IN THOUSANDS)
----------------    ----------------    --------------     ---------------------    ------------    ----------------------
   Buy/Short        10 yr. Treasury        9/15/02                 110               $107.2348             $11,796

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2002 (UAUDITED)
-------------------------------------------------------------------------------
Open futures contracts held by the Index 500 Fund at June 30, 2002 were as follows:


                        FUTURES          EXPIRATION                UNIT               CLOSING           CURRENT VALUE
     TYPES             CONTRACT             DATE             (@250 PER UNIT)           PRICE              (IN THOUSANDS)
----------------    ----------------    --------------     ---------------------    ------------    ----------------------
   Buy/Long          S&P 500 Index         9/15/02                  39                $990.10              $9,653

    Options -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options, which expire, are treated as realized gains. Premiums received from writing options, which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

    Forward Foreign Currency Contracts -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

    Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the six months ended June 30, 2002. Open forward foreign currency contracts held by the International Equity Fund at June 30, 2002 were as follows:

                                                                                                                    UNREALIZED
                                                  FOREIGN                            U.S.             U.S.           FOREIGN
          FORWARD FOREIGN      EXPIRATION        CURRENCY         FORWARD          CONTRACT         CONTRACT         EXCHANGE
             CURRENCY             DATE           CONTRACT           RATE            AMOUNT          VALUE           GAIN/LOSS
                                                  (000S)                            (000S)           (000S)           (000S)
         ------------------    -----------     --------------    -----------     --------------    -----------     -------------
Buy      European Currency      12/19/02              11,900        1.02041            $11,457        $11,662              $205
Sell     European Currency      12/19/02              11,900        1.02041            $11,144        $11,662             (518)

                                                                   Net unrealized foreign exchange depreciation          ($313)
                                                                                                                         ======

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services
    Effective May 1, 1998 Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the funds. ICMI is a wholly owned subsidiary of The Penn Mutual Life Insurance Company.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2002 (UAUDITED)
-------------------------------------------------------------------------------


    T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

    Putnam Investment Management, LLC ("Putnam") is sub-adviser to the Large Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Putnam on May 1, 2000. As sub-adviser, Putnam provides investment management services to the Fund.

    Wells Capital Management Incorporated ("Wells") is sub-adviser to the Index 500 Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Wells on May 1, 2000. As sub-adviser, Wells provides investment management services to the Fund.

    Turner Investment Partners, Inc. ("Turner") is sub-adviser to the Mid Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Turner on May 1, 2000. As sub-adviser, Turner provides investment management services to the Fund.

    Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the Mid Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Neuberger Berman on May 1, 2000. As sub-adviser, Neuberger Berman provides investment management services to the Fund.

    Royce & Associates, Inc. ("Royce") is sub-adviser to the Small Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Royce on May 1, 2000. As sub-adviser, Royce provides investment management services to the Fund.

    Vontobel Asset Management, Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG.

    RS Investments (formerly RS Investment Management, Inc.) ("RSI") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSI on April 26, 1998. As sub-adviser, RSI provides investment management services to the Fund.

    Franklin Templeton Investments ("Franklin Advisers") is sub-adviser to the Large Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Franklin on May 1, 2002. As sub-adviser, Franklin Advisers provides investment management services to the Fund.

     Lord Abbett & Co. ("Lord Abbett") is sub-adviser to the Strategic Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Lord Abbett on May 1, 2002. As sub-adviser, Lord Abbett provides investment management services to the Fund.

    Heitman Real Estate Securities LLC ("Heitman") is sub-adviser to the REIT Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Heitman on May 1, 2002. As sub-adviser, Heitman provides investment management services to the Fund.

    Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; Growth Equity Fund: 0.65% for the first $100 million and 0.60% thereafter; Flexibly Managed Fund: 0.60%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.85%; Large Cap Value Fund: 0.60%; Small Cap Value
Fund: 0.85%; Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Limited Maturity Bond Fund: 0.30%; Core Equity Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70% and Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Large Cap Growth Fund: 0.55%; Strategic Value
Fund: 0.72% and REIT Fund: 0.70%.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2002 (UAUDITED)
-------------------------------------------------------------------------------

   For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services
   Under an administrative and corporate service agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

Expenses and Limitations Thereon
    Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. The investment adviser, sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows: Money Market: 0.80%; Quality
Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Large Cap Value:
1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Cap Value:
1.15%; Emerging Growth: 1.15%; Limited Maturity Bond: 0.90% (Penn Mutual currently intends to voluntarily waive its fees and reimburse expenses so that total expenses do not exceed 0.65%); Core Equity: 1.00%; Index 500: 0.40% (Penn Mutual currently intends to voluntarily waive its fees and reimburse expenses so that total expenses do not exceed 0.25%); Mid Cap Growth: 1.00%; Mid Cap Value:
1.00%; Large Cap Growth: 1.00%; Strategic Value: 1.25% and REIT: 1.25%.

   Fees were paid to non-affiliated Directors of Penn Series for the six months ended June 30, 2002. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.


4 - RELATED PARTY TRANSACTIONS

   The Penn Mutual Retirement Plan invests in the fund and holds the following assets at June 30, 2002:

FUND                                   ASSETS
----                                   ------
Money Market Fund                      $ 3,324,823
Quality Bond Fund                      $22,115,780
Growth Equity Fund                     $22,382,591
Large Cap Value Fund                   $ 8,549,609
Flexibly Managed Fund                  $18,002,783
International Equity Fund              $13,011,547
Small Cap Value Fund                   $ 3,424,994
Emerging Growth Fund                   $ 3,180,143
Core Equity Fund                       $11,231,170
Index 500 Fund                         $ 8,117,807
Mid Cap Growth Fund                    $   438,061


5 -- CAPITAL STOCK

   At June 30, 2002, there were two billion and five hundred million shares of $.10 par value capital stock and two billion and seven hundred fifty million shares of $0.0001 shares of capital stock authorized for Penn Series. The capital stock is divided into classes as set forth in the following table:

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
5 - CAPITAL STOCK
(SHARE AMOUNTS IN THOUSANDS)
CLASS                                                PAR VALUE       NUMBER OF
                                                                      SHARES
Money Market Fund Common Stock .............      $     0.10             500,000
Quality Bond Fund Common Stock .............      $     0.10             250,000
High Yield Bond Fund Common Stock ..........      $     0.10             250,000
Growth Equity Fund Common Stock ............      $     0.10             250,000
Large Cap Value Fund Common Stock ..........      $     0.10             250,000
Flexibly Managed Fund Common Stock .........      $     0.10             250,000
International Equity Fund Common Stock .....      $     0.10             250,000
Small Cap Value Fund Common Stock ..........      $     0.10             250,000
Emerging Growth Fund Common Stock ..........      $     0.10             250,000
Limited Maturity Bond Fund Common Stock ....      $               0.0001 250,000
Core Equity Fund Common Stock ..............      $               0.0001 250,000
Index 500 Fund Common Stock ................      $               0.0001 250,000
Mid Cap Growth Fund Common Stock ...........      $               0.0001 250,000
Mid Cap Value Fund Common Stock ............      $               0.0001 250,000
Large Cap Growth Fund Common Stock .........      $               0.0001 250,000
Strategic Value Fund Common Stock ..........      $               0.0001 250,000
REIT Fund Common Stock .....................      $               0.0001 250,000
Class A Common Stock .......................      $               0.0001 250,000
Class B Common Stock .......................      $               0.0001 250,000
Class C Common Stock .......................      $               0.0001 250,000
Class D Common Stock .......................      $               0.0001 250,000
Class E Common Stock .......................      $               0.0001 250,000
Class F Common Stock .......................      $               0.0001 250,000


Transactions in capital stock of Penn Series Funds, Inc. were as follows:
(Share and Dollar Amounts in Thousands)

                                                    RECEIVED FOR           SHARES ISSUED FOR            PAID FOR
                                                    SHARES SOLD               REINVESTMENT           SHARES REDEEMED
                                                SHARES      AMOUNT         SHARES     AMOUNT         SHARES  AMOUNT
                                               -------     -------         ----      -------        ---------------
Money Market Fund .......................      216,426     $216,426        1,129     $  1,129      216,465     $216,465
Quality Bond Fund .......................        2,381     $ 25,020          978     $ 10,166        1,814     $ 19,012
High Yield Bond Fund ....................        1,598     $ 11,842          822     $  5,962        2,185     $ 16,201
Growth Equity Fund ......................          569     $  7,938            3     $     48        1,612     $ 22,288
Large Cap Value Fund ....................          875     $ 14,997          532     $  9,036        1,221     $ 20,930
Flexibly Managed Fund ...................        3,256     $ 69,301        2,072     $ 41,487        1,864     $ 39,288
International Equity Fund ...............       11,618     $134,076          227     $  2,655       11,621     $134,917
Small Cap Value Fund ....................        1,255     $ 19,305          155     $  2,230          481     $  7,270
Emerging Growth Fund ....................          882     $ 15,548         --           --          1,019     $ 17,279
Limited Maturity Bond Fund ..............        1,191     $ 12,552           75     $    774          539     $  5,674
Core Equity Fund ........................           76     $    514           20     $    138          420     $  2,839
Index 500 Fund ..........................        4,836     $ 36,609          298     $  2,351        2,840     $ 21,282
Mid Cap Growth Fund .....................        1,177     $  6,855         --           --            791     $  4,450
Mid Cap Value Fund ......................          713     $  7,974          373     $  4,044          376     $  4,209
Large Cap Growth Fund + .................          341     $  3,410         --           --              1     $     10
Strategic Value Fund + ..................          489     $  4,788         --           --              2     $     18
REIT Fund + .............................          341     $  3,406         --           --              2     $     15


                                                                   THE YEAR ENDED DECEMBER 31, 2001:
                                                ------------------------------------------------------------------------------------
                                                       RECEIVED FOR                SHARES ISSUED FOR              PAID FOR
                                                       SHARES SOLD                   REINVESTMENT              SHARES REDEEMED
                                                  SHARES           AMOUNT         SHARES       AMOUNT          SHARES        AMOUNT
                                                  ------         ------           ------       ------          ------        ------
Money Market Fund ........................        328,136       $328,136          4,656       $  4,656        298,433       $298,433
Quality Bond Fund ........................          4,870       $ 53,038            640       $  6,606          2,917       $ 31,557
High Yield Bond Fund .....................          2,999       $ 23,579            837       $  6,236          2,346       $ 18,451
Growth Equity Fund .......................          1,589       $ 26,591          3,331       $ 67,249          3,229       $ 52,869
Large Cap Value Fund .....................          1,753       $ 30,903          2,059       $ 37,214          2,376       $ 41,590
Flexibly Managed Fund ....................          3,976       $ 83,059          1,601       $ 31,684          3,582       $ 74,799
International Equity Fund ................          6,288       $ 84,127          1,757       $ 29,237          7,134       $ 94,820
Small Cap Value Fund .....................          2,148       $ 29,629            556       $  7,142            957       $ 13,024
Emerging Growth Fund .....................          1,534       $ 30,544          1,179       $ 28,914          1,628       $ 32,966
Limited Maturity Bond Fund ...............            934       $  9,940             63       $    635            297       $  3,132
Growth and Income Fund ...................            187       $  1,389            218       $  1,884            953       $  6,890
Index 500 Fund ...........................          7,025       $ 57,662            206       $  1,875          5,040       $ 41,467
Mid Cap Growth Fund ......................          2,708       $ 18,284           --             --            1,748       $ 11,529
Mid Cap Value Fund .......................          1,745       $ 19,808            203       $  2,417          1,253       $ 13,963

* Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund. + For the period from May 1, 2002 (commencement of operations) through June 30, 2002.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2002 (UNAUDITED)


6 - COMPONENTS OF NET ASSETS
     (Dollar Amounts in Thousands)
At June 30, 2002, Net Assets consisted of the following:

Capital paid in ................................  $ 129,500     $ 138,622     $  77,830     $ 265,638
Undistributed net investment income (loss)  ....       --           3,107         3,200          (258)        1,609         6,781
Accumulated net realized gain (loss)
  on investment transactions and foreign
  exchange .....................................         (1)        1,975       (13,210)     (126,880)       (2,279)       19,014
Net unrealized appreciation (depreciation)
  in value of investments, futures contracts
  and foreign currency related items ...........         --        (3,016)       (5,642)        3,127         3,867        64,130
                                                                                                                        ---------
     Total Net Assets ..........................  $ 129,499     $ 140,688     $  62,178     $ 141,627     $ 226,272     $ 566,924
                                                                                                                        =========

                                                                SMALL CAP      EMERGING       LIMITED          CORE         INDEX
                                                                    VALUE        GROWTH     MATURITY BOND    EQUITY           500
                                                                     FUND          FUND          FUND        FUND *          FUND
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Capital paid in ................................  $ 157,836     $  95,583     $ 179,181     $  25,850
Undistributed net investment income (loss)  ....        863          (204)         (502)          425            49         1,235
Accumulated net realized gain (loss)
  on investment transactions and foreign
  exchange .....................................    (36,882)        4,370       (76,742)           22       (11,423)       (7,974)
Net unrealized appreciation (depreciation)
   in value of investments, futures contracts
and foreign currency related items .............      8,046         4,385        (6,352)          360           174       (72,403)
                                                                                                                        ---------
      Total Net Assets .........................  $ 129,863     $ 104,134     $  95,585     $  26,657     $  16,067     $ 191,659
                                                                                                                        =========

                                                                                              MID CAP     LARGE CAP     STRATEGIC
                                                                                  VALUE        GROWTH         VALUE          REIT
                                                                                   FUND        FUND +        FUND +        FUND +
                                                                ---------     ---------     ---------     ---------     ---------
Capital paid in ................................  $  72,695     $  66,060     $   3,400     $   4,770
Undistributed net investment income (loss)  ....       (128)          203             3             4            26
Accumulated net realized gain (loss)
   on investment transactions and foreign
   exchange ....................................    (33,511)          292            (1)           (4)           (7)
Net unrealized appreciation (depreciation)
in value of investments, futures contracts
and foreign currency related items .............     (1,926)        3,713          (244)         (176)           20

        Total Net Assets .......................  $  37,130     $  70,268     $   3,158     $   4,594     $   3,430

    Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund.
+ For the period from May 1, 2002 (commencement of operations) through June 30, 2002.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

7 - PURCHASES AND SALES OF INVESTMENTS
     (Dollar Amounts in Thousands)

During the six months ended June 30, 2002, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short term securities having maturities of one year or less:
                                                     PURCHASES           SALES
                                                     ---------          --------
Quality Bond Fund ..........................          $351,055          $359,346
High Yield Bond Fund .......................          $ 30,653          $ 29,756
Growth Equity Fund .........................          $501,851          $518,547
Large Cap Value Fund .......................          $ 37,004          $ 38,544
Flexibly Managed Fund ......................          $143,822          $ 70,272
International Equity Fund ..................          $ 85,008          $ 92,387
Small Cap Value Fund .......................          $ 29,956          $ 20,626
Emerging Growth Fund .......................          $ 95,759          $101,211
Limited Maturity Bond Fund .................          $ 12,855          $ 11,253
Core Equity Fund * .........................          $  7,141          $  9,608
Index 500 Fund .............................          $ 19,175          $    264
Mid Cap Growth Fund ........................          $ 49,099          $ 47,623
Mid Cap Value Fund .........................          $ 37,972          $ 31,196
Large Cap Growth Fund + ....................          $  3,630          $    393
Strategic Value Fund + .....................          $  4,599          $    171
REIT Fund + ................................          $  3,398          $    249


* Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income Fund. + For the period from May 1, 2002 (commencement of operations) through June 30, 2002.